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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

THE MACERICH COMPANY
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

The Macerich Company

April 28, 2009

Dear Stockholder:

        You are cordially invited to attend our Annual Meeting of Stockholders to be held on Monday, June 8, 2009 at 10:00 a.m. local time at The Fairmont Miramar Hotel, 101 Wilshire Boulevard, Santa Monica, California.

        The enclosed Notice and Proxy Statement contain details concerning the matters to be considered during our Annual Meeting. At our Annual Meeting, you will be asked to:

  (1)
  elect three directors;

  (2)
  ratify the appointment of Deloitte & Touche LLP as our independent accountants;

  (3)
  approve our Amended and Restated 2003 Equity Incentive Plan;

  (4)
  approve an amendment to our charter to increase our authorized shares of common stock and our total number of authorized shares of stock; and

  (5)
  transact such other business as may properly come before our Annual Meeting.

        You will note that our Board of Directors recommends a vote:

    "FOR" the election of each of the three directors,

    "FOR" the ratification of the appointment of Deloitte & Touche LLP,

    "FOR" the approval of our Amended and Restated 2003 Equity Incentive Plan, and

    "FOR" the approval of an amendment to our charter to increase our authorized shares of common stock and our total number of authorized shares of stock.

        We are pleased to take advantage of the Securities and Exchange Commission rules that allow us to furnish Proxy materials to our stockholders over the Internet. We believe that this e-proxy process expedites our stockholders' receipt of Proxy materials, lowers our costs and reduces the environmental impact of our Annual Meeting. On April 28, 2009, we mailed to most of our stockholders a Notice containing instructions on how to access our Proxy Statement and 2008 Annual Report to Stockholders and vote online. All other stockholders will receive these materials by mail. If you only received a Notice by mail, the Notice contains instructions on how you can receive a paper copy of the Proxy Statement and Annual Report.

        We look forward to seeing you at our Annual Meeting and thank you for your continued support.

        Your vote is important. Whether or not you plan to attend our Annual Meeting, we urge you to vote and submit your Proxy. If you attend our Annual Meeting, you may continue to have your shares voted as instructed on your Proxy or you may withdraw your Proxy at the meeting and vote your shares in person.

Arthur Coppola
Chairman of the Board and Chief Executive Officer

THE MACERICH COMPANY
401 WILSHIRE BOULEVARD
SUITE 700
SANTA MONICA, CALIFORNIA 90401

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 8, 2009

        NOTICE IS HEREBY GIVEN that the 2009 Annual Meeting of Stockholders of The Macerich Company, a Maryland corporation, will be held on Monday, June 8, 2009 at 10:00 a.m. local time at The Fairmont Miramar Hotel, 101 Wilshire Boulevard, Santa Monica, California, for the following purposes described in this Notice:

  (1)
  To elect three members of our Board of Directors, each to serve for a one-year term and until his successor is duly elected and qualifies;

  (2)
  To consider and vote upon the ratification of the appointment of Deloitte & Touche LLP as our independent accountants for the year ending December 31, 2009;

  (3)
  To consider and vote upon the approval of our Amended and Restated 2003 Equity Incentive Plan;

  (4)
  To consider and vote upon the approval of an amendment to our charter to increase our authorized shares of common stock to 250,000,000 and our total number of authorized shares of stock to 325,000,000; and

  (5)
  To transact such other business as may properly be brought before our Annual Meeting and at any adjournment or postponement thereof.

        Action may be taken on the foregoing matters at our Annual Meeting on the date specified above, or on any date or dates to which our Annual Meeting may be adjourned or postponed. Only stockholders of record of our common stock at the close of business on March 10, 2009 will be entitled to notice of and to vote at our Annual Meeting and at any adjournment or postponement thereof.

        Your vote is important. Whether or not you plan to attend our Annual Meeting, we urge you to vote and submit your Proxy. If you attend our meeting, you may continue to have your shares voted as instructed on your Proxy or you may withdraw your Proxy at the meeting and vote your shares in person.

        Registered holders may authorize their Proxies or vote:

  •
  By Internet: Go to the website address shown on your Proxy or the Notice of Internet Availability of Proxy materials;

  •
  By Toll-Free Telephone: If you received a printed copy of the Proxy materials by mail, you may call the number shown on your Proxy; or

  •
  By Mail: If you received a printed copy of the Proxy materials by mail, you may mark, sign, date and promptly return the enclosed Proxy in the postage-paid envelope.

        Beneficial stockholders:    If your shares of common stock are held by a bank, broker or other nominee, please follow the instructions you receive from your bank, broker or other nominee to have your shares of common stock voted.

By Order of the Board of Directors

Richard A. Bayer
Secretary

Santa Monica, California
April 28, 2009

About our Annual Meeting	1
Proposal 1: Election of Directors	5
Information Regarding Nominees and Directors	6
The Board of Directors and its Committees	10
Compensation of Directors	14
Executive Officers	17
Compensation Committee Report	21
Compensation Discussion and Analysis	21
Executive Compensation	31
Summary Compensation Table	31
Grants of Plan-Based Awards	34
Outstanding Equity Awards at December 31, 2008	35
Option Exercises and Stock Vested	37
Nonqualified Deferred Compensation	38
Discussion of Summary Compensation and Grants of Plan-Based Awards Table	39
Potential Payments Upon Termination or Change of Control	42
Compensation Committee Interlocks and Insider Participation	48
Certain Transactions	48
Principal Stockholders	49
Audit Committee Matters	51
Report of the Audit Committee	52
Principal Accountant Fees and Services	52
Audit Committee Pre-Approval Policy	53
Proposal 2: Ratification of the Appointment of Deloitte & Touche LLP as our Company's Independent Accountants	54
Proposal 3: Approval of Our Amended 2003 Incentive Plan	54
Equity Compensation Plan Information	64
Proposal 4: Approval of an Amendment to Our Charter to Increase Our Authorized Shares of Common Stock and Our Total Number of Authorized Shares of Stock	65
Other Matters	67
Solicitation of Proxies	67
Stockholder Proposals and Director Nominees	67
Section 16(a) Beneficial Ownership Reporting Compliance	68
Other Matters	68
Appendix I	I-1
Appendix II	II-1
Appendix III	III-1

THE MACERICH COMPANY
401 WILSHIRE BOULEVARD
SUITE 700
SANTA MONICA, CALIFORNIA 90401

PROXY STATEMENT
FOR 2009 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 8, 2009

        We are sending you this Proxy Statement in connection with the solicitation of Proxies by our Board of Directors for exercise at our 2009 Annual Meeting of Stockholders and at any adjournment or postponement thereof. We are first providing this Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders and Proxy to our stockholders on or about April 28, 2009. Our 2008 Annual Report, including financial statements for the fiscal year ended December 31, 2008, is being provided to stockholders concurrently with this Proxy Statement. Our Annual Report, however, is not part of the proxy solicitation material. We sometimes refer to Macerich as our "Company," "we" or "us" and to our 2009 Annual Meeting, including any adjournment or postponement, as our "Annual Meeting."

        Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be Held on June 8, 2009. This Proxy Statement and our 2008 Annual Report are available at www.proxyvote.com.

ABOUT OUR ANNUAL MEETING

Why did I receive a Notice of Internet Availability of Proxy materials instead of paper copies of the Proxy materials?

        This year we are using the Securities and Exchange Commission or "SEC" notice and access rule that allows us to furnish our Proxy materials over the Internet to our stockholders instead of mailing paper copies of those materials to each stockholder. This new rule will allow us to provide our stockholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of our Annual Meeting. Beginning on or about April 28, 2009, we sent to most of our stockholders by mail a Notice of Internet Availability of Proxy Materials or "Notice" containing instructions on how to access our Proxy materials over the Internet and vote online. This Notice is not a Proxy and cannot be used to vote your shares. If you received only a Notice this year, you will not receive paper copies of the Proxy materials unless you request the materials by following the instructions on the Notice or on the website referred to on the Notice (www.proxyvote.com). We did provide some of our stockholders, including stockholders who have previously requested to receive paper copies of the Proxy materials and some of our stockholders who are participants in our benefit plans, with paper copies of the Proxy materials instead of a Notice.

        If you own shares of our common stock, $.01 par value per share, referred to as "Common Stock," in more than one account—for example, in a joint account with your spouse and in your individual brokerage account—you may have received more than one Notice or more than one set of paper Proxy materials. To vote all of your shares by Proxy, please follow each of the separate Proxy voting instructions that you received for your shares of Common Stock held in each of your different accounts.

When is our Annual Meeting?

        Our Annual Meeting will be held on Monday, June 8, 2009 at 10:00 a.m. local time at The Fairmont Miramar Hotel, 101 Wilshire Boulevard, Santa Monica, California.

What is the purpose of our Annual Meeting?

        At our Annual Meeting, our stockholders will consider and vote on the following matters:

  (1)
  the election of three directors;

  (2)
  the ratification of the appointment of Deloitte & Touche LLP as our independent accountants;

  (3)
  the approval of our Amended and Restated 2003 Equity Incentive Plan or "Amended 2003 Incentive Plan"; and

  (4)
  the approval of an amendment to our charter to increase our authorized shares of Common Stock and our total number of authorized shares of stock.

        In addition, our stockholders will transact any other business that properly comes before our Annual Meeting. Management will also respond to appropriate questions from our stockholders.

Who is entitled to vote?

        Only holders of record of our Common Stock at the close of business on the record date, March 10, 2009, are entitled to notice of and to vote at our Annual Meeting. Holders of Common Stock are entitled to cast one vote for each share held by them on each matter to be voted upon. Our Common Stock is our only class of securities authorized to vote. Under our charter and applicable law, a stockholder is not entitled to cumulative voting rights in the election of our directors.

Who can attend our Annual Meeting?

        All of our stockholders as of the record date, or their duly appointed Proxy holders, may attend our Annual Meeting.

What constitutes a quorum?

        The presence, in person or by Proxy, of holders entitled to cast at least a majority of all the votes entitled to be cast at our Annual Meeting is necessary to constitute a quorum for the transaction of business at our Annual Meeting. As of the record date, 77,033,475 shares of Common Stock were outstanding and entitled to vote. Abstentions and broker "non-votes" will count toward the presence of a quorum. A broker non-vote occurs when a broker holding shares for a beneficial owner returns a properly executed Proxy, but does not cast a vote with respect to a particular proposal because the broker does not have discretionary voting power with respect to that matter and has not received voting instructions from the beneficial owner.

        As of the record date, we had an aggregate of 11,877,498 outstanding partnership units of The Macerich Partnership, L.P., referred to as our "Operating Partnership" and MACWH, LP, which represent the equivalent of 11,838,864 shares of Common Stock. These units are redeemable at the election of the holder and our Company may redeem them for cash or shares of Common Stock at our election. Holders of these units do not have the right to vote with our holders of Common Stock at our Annual Meeting.

How do I vote?

        Voting in Person at our Annual Meeting.    If you are a stockholder of record as of the record date and attend our Annual Meeting, you may vote in person. If your shares of Common Stock are held in street name and you wish to vote in person at our meeting, you will need to obtain a "legal proxy" from the broker, bank or other nominee that holds your shares of Common Stock of record.

        Voting by Proxy for Shares Registered Directly in the Name of the Stockholder.    If you hold your shares of Common Stock in your own name as a holder of record with our transfer agent,

Computershare Trust Company, N.A., you may instruct the Proxy holders how to vote your shares of Common Stock in one of the following ways:

  •
  Authorize your Proxy by Internet.    You may authorize your Proxy over the Internet. The website for Internet authorization is provided in the Notice or on your Proxy if you received a printed set of the Proxy materials. Internet authorization is available 24 hours per day until 11:59 p.m., Eastern Time, on June 7, 2009. In order to vote, you will need to have the control number that appears on the Notice or Proxy you received.

  •
  Authorize your Proxy by Telephone.    If you have received a printed set of the Proxy materials, you may authorize your Proxy by telephone by calling the toll-free number listed on your Proxy. Telephone authorization is available 24 hours per day until 11:59 p.m., Eastern Time, on June 7, 2009. When you call, please have your Proxy in hand, and you will receive a series of voice instructions which will allow you to instruct your Proxy how to vote your shares of Common Stock. To vote by telephone, you will also need your control number referred to above.

  •
  Vote by Mail.    If you have received a printed set of the Proxy materials and would like to vote by mail, then please mark, sign and date your Proxy and return it promptly to Broadridge Financial Solutions, Inc. in the postage-paid envelope provided.

        Voting by Proxy for Shares Registered in Street Name.    If your shares of Common Stock are held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares of Common Stock voted.

What if we receive a valid Proxy by mail, telephone or the Internet that doesn't specify how to vote?

        If no instructions are given on your received Proxy, the shares will be voted:

  FOR the election of each of the three nominees for director;

  FOR the ratification of the appointment of Deloitte & Touche LLP;

  FOR the approval of our Amended 2003 Incentive Plan; and

  FOR the approval of an amendment to our charter to increase our authorized shares of Common Stock and our total number of authorized shares of stock.

        The holders of the Proxy will also have authority to vote in their discretion on other matters that may be properly brought before our Annual Meeting or that may be incidental to the conduct of the meeting.

Will other matters be voted on at our Annual Meeting?

        It is not anticipated that any matter, other than those set forth in this Proxy Statement, will be presented at our Annual Meeting. If other matters are properly presented, Proxies will be voted by the Proxy holders in their discretion. Stockholder votes will be tabulated by the person appointed to act as inspector of election for our Annual Meeting.

Can I change my vote or revoke my Proxy after I return my Proxy?

        If you are a stockholder of record as of the record date, you may change your vote or revoke your Proxy before it has been voted at our Annual Meeting by:

  •
  filing a written revocation with the Secretary of The Macerich Company, 401 Wilshire Blvd., Suite 700, Santa Monica, California 90401;

  •
  submitting a new Proxy by Internet, telephone or mail after the time and date of the previously submitted Proxy in accordance with the applicable instructions; or

  •
  appearing in person and voting by ballot at our Annual Meeting.

        Any stockholder of record as of the record date attending our Annual Meeting may vote in person whether or not a Proxy has been previously given, but the presence (without further action) of a stockholder at our Annual Meeting will not constitute revocation of a previously given Proxy.

        For shares you hold in street name, you may change your vote by submitting new voting instructions to your broker, bank or other nominee or, if you have obtained a legal proxy from your broker, bank or other nominee giving you the right to vote your shares at our Annual Meeting, by appearing in person and voting at our Annual Meeting.

What are our Board of Directors' recommendations?

        Unless you give other instructions on your Proxy, the persons named as Proxy holders on the Proxy will vote a properly given Proxy in accordance with the recommendations of our Board of Directors. Our Board's recommendations together with the description of each matter are set forth in this Proxy Statement. In summary, our Board recommends a vote:

  FOR election of each of the three nominees for director;

  FOR ratification of the appointment of Deloitte & Touche LLP as our independent accountants for the year ending December 31, 2009;

  FOR the approval of our Amended 2003 Incentive Plan; and

  FOR the approval of an amendment to our charter to increase our authorized shares of Common Stock and our total number of authorized shares of stock.

        With respect to any other matter that properly comes before the meeting, the Proxy holders will vote in their discretion.

What vote is required to approve each matter?

        Assuming the presence of a quorum, the affirmative vote of a majority of all of the votes cast on the matter at our Annual Meeting in person or by Proxy will be required for the election of each director nominee and the ratification of the appointment of Deloitte & Touche LLP to serve as our independent accountants. Abstentions are not counted as votes cast and will have no effect on the vote for the election of the directors or the ratification of the appointment of Deloitte & Touche LLP.

        Approval of the proposal to amend our charter to increase our authorized shares of Common Stock and our total number of authorized shares of stock requires the affirmative vote of two-thirds of all of the votes entitled to be cast on the matter at our Annual Meeting in person or by Proxy. For purposes of the vote on the proposed charter amendment, abstentions will have the same effect as votes against the proposal, although they will be considered present for the purpose of determining the presence of a quorum.

        The affirmative vote of a majority of the votes cast on the matter at our Annual Meeting in person or by proxy is required to approve the Amended 2003 Incentive Plan, provided that the total number of votes cast on the matter represents over 50% of the outstanding shares of Common Stock. Under the New York Stock Exchange rules or "NYSE Rules", for purposes of the vote to approve the Amended 2003 Incentive Plan, an abstention constitutes a vote cast but a broker non-vote does not. Accordingly, if holders of more than 50% of the outstanding shares of Common Stock cast votes, a broker non-vote will not have any effect on the result of the vote, while an abstention will have the same effect as a vote against the matter.

        We believe that the matters to be presented at our Annual Meeting, except the matter regarding approval of our Amended 2003 Incentive Plan, are each considered a routine item under the NYSE Rules and that each of these matters may be voted on by brokers in the absence of specific instructions by our stockholders and, therefore, there will be no broker non-votes with respect to these matters. The matter regarding approval of our Amended 2003 Incentive Plan is considered a non-routine item under the NYSE Rules and, therefore, there may be broker non-votes if specific instructions by our stockholders are not received by the brokers.

PROPOSAL 1: ELECTION OF DIRECTORS

        Our bylaws provide that our Board of Directors consists of nine directors. Our Board is currently divided into three classes with each class constituting one-third of the total numbers of directors. Prior to this Annual Meeting, one class of our directors was elected at each annual meeting of stockholders to serve a three-year term. At our 2008 annual meeting, our stockholders approved an amendment to our charter to declassify our Board. As a result of this charter amendment, a declassified Board structure will be phased in as follows:

  •
  Starting with this Annual Meeting, directors will be elected annually so that by our 2011 annual meeting of stockholders, all directors will be elected annually; and

  •
  Current directors will continue to serve the remainder of their three-year terms. The present term for our Class Three directors expires at our Annual Meeting, and the present term for our Class One and Class Two directors expires at our annual meetings of stockholders to be held in 2010 and 2011, respectively. Our three director nominees, if elected at our Annual Meeting, will hold office until our annual meeting of stockholders in 2010 and until their respective successors are duly elected and qualify.

        Our Board of Directors, based on the recommendations of the Nominating and Corporate Governance Committee, has nominated the following to serve as directors of our Company:

  •
  Arthur M. Coppola

  •
  James S. Cownie

  •
  Mason G. Ross

        Messrs. Coppola and Cownie are currently serving on our Board of Directors. Mr. Ross was recommended as a director nominee to the Nominating and Corporate Governance Committee by Arthur M. Coppola, our Chairman and Chief Executive Officer. Each of our nominees has consented to be nominated and to serve if elected. However, if any nominee is unavailable for election or unable to serve, the Proxy holders may vote for another person nominated by our Board of Directors or our Board may amend our bylaws to reduce the number of directors to be elected at our Annual Meeting.

        Our Board of Directors will consider a nominee for election to our Board recommended by a stockholder of record if the stockholder submits the nomination to the Nominating and Corporate Governance Committee c/o our Secretary in compliance with the advance notice and information requirements of our bylaws. See "Other Matters—Stockholder Proposals and Director Nominees" for a summary of these requirements.

Vote Required

        Election of each director requires the affirmative vote of a majority of all of the votes cast on the matter at our Annual Meeting in person or by Proxy.

        OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF OUR NOMINEES. PROXIES RECEIVED WILL BE VOTED "FOR" EACH OF OUR NOMINEES UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THE PROXY.

 Information Regarding Nominees and Directors

        The following table and biographical descriptions set forth certain information with respect to our directors (including our nominees) based on information furnished by each director. Except for Mr. Ross, each director has served continuously since elected. The following information is as of March 31, 2009, unless otherwise specified.

Name	Age	Director Since	Amount and Nature of Beneficial Ownership of Common Stock(1)	Percent of Common Stock(2)	Amount and Nature of Beneficial Ownership of OP Units(1)(3)		Percent of Common Stock(4)
Nominees
Arthur M. Coppola(5)	57	1994	37,852(6)(7)	*	1,532,782	(8)	2.00%
James S. Cownie	64	1994	82,000(9)(10)	*	—		*
Mason G. Ross	65	—	—	—	—		—
Continuing Directors
Class One
(term expires 2010)
Edward C. Coppola(5)	54	1994	205,658(11)(12)	*	873,888	(13)	1.39%
Fred S. Hubbell	57	1994	98,000(14)(15)(16)	*	—		*
Dr. William P. Sexton	70	1994	15,000(17)(18)	*	—		*
Class Two
(term expires 2011)
Dana K. Anderson	74	1994	138,246(19)	*	1,157,180	(20)	1.66%
Diana M. Laing	54	2003	7,500(21)	*	—		*
Stanley A. Moore	70	1994	65,500(22)	*	—		*

Mace Siegel(23)	83	1994	100,065(24)	*	3,514,316	(25)	4.49%

*
The percentage of shares beneficially owned by this director does not exceed one percent of our outstanding Common Stock.

(1)
Except as provided under applicable state marital property laws or as otherwise noted, each individual in the table above has sole voting and investment power over the shares of Common Stock or OP Units (as defined in Note 3 below) listed.

(2)
Assumes that none of our outstanding OP Units or our convertible securities are redeemed for or converted into shares of Common Stock.

(3)
Our Company is the sole general partner of, and owns an aggregate of approximately 87% of the ownership interests referred to as "OP Units" in our Operating Partnership. Our Operating Partnership holds directly or indirectly substantially all of our interests in 72 regional shopping malls and 20 community centers. In connection with our formation, as well as subsequent acquisitions of certain centers, OP Units were issued to certain persons in connection with the transfer of their interests in such centers. The OP Units are redeemable at the election of the holder and our Company may redeem them for cash or shares of Common Stock on a one-for-one basis (subject to antidilution provisions), at our election.

Our Long Term Incentive Plan or "2006 LTIP" allows for the issuance of limited partnership units in the form of a new class of units of our Operating Partnership referred to as "LTIP Units", as more fully described on pages 40-41 of this Proxy Statement. LTIP Units can be performance-based or service-based. Upon the occurrence of specified events, any vested LTIP Units can over time achieve full parity with the common OP Units of our Operating Partnership at which time LTIP Units are convertible, subject to the satisfaction of applicable vesting conditions, on a one-for-one basis into common OP Units.

(4)
Assumes that all OP Units held by the person are redeemed for shares of Common Stock and that none of our OP Units or our convertible securities held by other persons are redeemed for or converted into shares of Common Stock, notwithstanding the percentage limitations under our charter which limit the number of shares that may be acquired by such person.

(5)
Arthur Coppola and Edward Coppola are brothers.

(6)
Includes 1,800 shares held by Mr. A. Coppola as custodian for his minor children.

(7)
Includes 6,767 shares of non-transferrable restricted stock granted to Mr. A. Coppola under our 2003 Equity Incentive Plan or "2003 Incentive Plan" which will vest after May 29, 2009. In addition to the securities disclosed in the above table, Mr. A. Coppola has 265,348 stock units which will vest after May 29, 2009 and 95,000 stock appreciation rights or "SARs" which will vest on March 15, 2011 under our 2003 Incentive Plan. SARs and stock units are payable solely in shares of Common Stock, do not represent outstanding shares, do not have voting rights and are non-transferrable. Stock units vest in equal installments over a three-year period.

(8)
Includes 1,471,477 OP Units, 20,435 vested service-based LTIP Units and 40,870 service-based LTIP Units which will vest after May 29, 2009. In addition to the securities disclosed in the above table, Mr. A. Coppola has 57,174 unvested performance-based LTIP Units.

(9)
Includes 20,000 shares subject to options granted to Mr. Cownie under our 1994 Eligible Directors' Stock Option Plan or "Director Plan," our Amended and Restated 1994 Incentive Plan, as amended, referred to as the "1994 Incentive Plan" or the 2000 Incentive Plan which are currently exercisable or become exercisable on or before May 29, 2009. In addition to the securities disclosed in the above table, 33,245 stock units are credited to Mr. Cownie under the terms of our Eligible Directors' Deferred Compensation/Phantom Stock Plan referred to as the "Director Phantom Stock Plan," the vesting and terms of which are described under "Compensation of Directors" below. Stock units issued under the Director Phantom Stock Plan are payable solely in shares of Common Stock, do not represent outstanding shares, do not have voting rights and are non-transferrable.

(10)
Includes 2,001 shares of non-transferrable restricted stock granted to Mr. Cownie under our 2003 Incentive Plan which will vest after May 29, 2009.

(11)
Includes 3,552 shares of non-transferrable restricted stock granted to Mr. E. Coppola under our 2003 Incentive Plan which will vest after May 29, 2009 and 2,985 shares of Common Stock held for Mr. E. Coppola under our 401(k)/Profit Sharing Plan. In addition to the securities disclosed in the above table, Mr. E. Coppola has 223,451 stock units which will vest after May 29, 2009 and 67,500 SARs which will vest on March 15, 2011 under our 2003 Incentive Plan. 147,734 shares of this share amount are pledged as collateral for a line of credit.

(12)
Includes 36,527 shares held by the E.C. Coppola Family Limited Partnership (an entity controlled by Mr. E. Coppola) and 4,500 shares held by Mr. E. Coppola as custodian for his children. All of the shares held by the family partnership are pledged as collateral for a line of credit. This family partnership is 90% owned by the trusts for Mr. Coppola's children and 5% owned by each of Mr. Coppola and his wife. Mr. Coppola disclaims any beneficial ownership of the shares held by his wife.

(13)
Includes 857,795 OP Units, 5,364 vested service-based LTIP Units and 10,729 service-based LTIP Units which will vest after May 29, 2009. In addition to the securities disclosed in the above table, Mr. E. Coppola has 33,352 unvested performance-based LTIP Units.

(14)
Includes 900 shares held in trust by Mr. Hubbell as trustee and 10,000 shares held in trust for the benefit of Mr. Hubbell and his descendants. Also includes 16,500 shares held by a foundation of which Mr. Hubbell and his wife are trustees.

(15)
Includes 2,001 shares of non-transferrable restricted stock granted to Mr. Hubbell under our 2003 Incentive Plan which will vest after May 29, 2009.

(16)
In addition to the securities disclosed in the above table, 31,420 stock units are credited to Mr. Hubbell under the terms of our Director Phantom Stock Plan.

(17)
Includes 10,000 shares subject to options granted to Dr. Sexton under our Director Plan, our 1994 Incentive Plan or our 2000 Incentive Plan which are currently exercisable or become exercisable on or before May 29, 2009. Also includes 2,001 shares of non-transferrable restricted stock granted to Dr. Sexton under our 2003 Incentive Plan which will vest after May 29, 2009.

(18)
In addition to the securities disclosed in the above table, 34,147 stock units are credited to Dr. Sexton under the terms of our Director Phantom Stock Plan.

(19)
All shares of Common Stock are held in trust by Mr. Anderson as trustee of the Anderson Family Trust for the benefit of Mr. Anderson and his wife. Also includes 2,053 shares held through his account under our Employee Stock Purchase Plan.

(20)
All OP Units are held in trust by Mr. Anderson as trustee of the Anderson Family Trust for the benefit of Mr. Anderson and his wife.

(21)
Includes 2,500 shares subject to options granted to Ms. Laing under our 2003 Incentive Plan which are currently exercisable or become exercisable on or before May 29, 2009. Also includes 2,001 shares of non-transferrable restricted stock granted to Ms. Laing under the 2003 Incentive Plan which will vest after May 29, 2009. In addition to the securities disclosed in the above table, 8,930 stock units are credited to Ms. Laing under the terms of our Director Phantom Stock Plan.

(22)
Includes 2,001 shares of non-transferrable restricted stock granted to Mr. Moore under our 2003 Incentive Plan which will vest after May 29, 2009. In addition to the securities disclosed in the above table, 32,465 stock units are credited to Mr. Moore under the terms of our Director Phantom Stock Plan.

(23)
On September 4, 2008, Mr. Siegel retired from his executive position as Chairman of the Board and an employee of our Company. In recognition of his long years of dedicated service, Mr. Siegel holds the title of Founder and Chairman Emeritus. Mr. Siegel's current term as a director will expire at our Annual Meeting.

(24)
Includes 1,000 shares of non-transferrable restricted stock granted to Mr. Siegel under our 2003 Incentive Plan which will vest after May 29, 2009. All shares of Common Stock are held in trust.

(25)
All OP Units are held in trust.

        Our Company was formed on September 9, 1993 to continue the business of The Macerich Group, which had been engaged in the shopping center business since 1965. The principals of The Macerich Group consisted of Mace Siegel, Arthur Coppola, Dana Anderson, Edward Coppola, Richard Cohen and certain of their family members, relatives and business associates. Our Company conducts all of its business through our Operating Partnership, the property partnerships, corporations and limited liability companies that own title to our centers and various management companies. The management companies provide property management, leasing and other related services to our properties.

        The following provides certain biographical information with respect to our directors, including the nominees.

        Dana K. Anderson has been Vice Chairman of our Board of Directors since our formation. In addition, Mr. Anderson served as our Chief Operating Officer from our formation until December 1997. Mr. Anderson has been with The Macerich Group or our Company since 1966. He has 44 years of shopping center experience with The Macerich Group and our Company and 48 years of experience in the real estate industry.

        Arthur M. Coppola has been our Chief Executive Officer since our formation and was elected Chairman of the Board in September 2008. He served as our President from our formation until his election as Chairman. Mr. Coppola has over 33 years of experience in the shopping center industry, all of which has been with The Macerich Group and our Company. In addition, Mr. Coppola is a member of the Board of Governors of the National Association of Real Estate Investment Trusts, Inc. Mr. Coppola is also an attorney and a certified public accountant.

        Edward C. Coppola was elected our President in September 2008. Mr. Coppola was previously an Executive Vice President from our formation through September 2004 and was our Senior Executive Vice President and Chief Investment Officer from October 2004 until his election as President. He has 32 years of shopping center experience with The Macerich Group and our Company. Mr. Coppola is also an attorney.

        James S. Cownie, currently a private investor, was formerly Chairman and CEO of New Heritage Associates, a cable television operator with cable properties located in the Minneapolis/St. Paul, Minnesota area from 1991 to 1996. Prior to that, Mr. Cownie was Co-Founder and President of Heritage Communications, Inc., a cable television operator serving 22 states, from 1971 to 1990. Mr. Cownie is a member of the Board of Directors of Da-Lite Screen Company, a manufacturer of audio-visual equipment, and MARKETLINK, INC., a telemarketing firm. Mr. Cownie is the Chairman and majority owner of WWL Holding, a logistics company engaged in transportation and pallet management.

        Fred S. Hubbell was a member of the Executive Board and Chairman of Insurance and Asset Management Americas for ING Group, a Netherlands-based banking, insurance and asset management company, and served as an Executive Board member from May 2000 through April 2006. Mr. Hubbell became Chairman of Insurance and Asset Management Americas in 2004 and was previously Chair of the Executive Committees of the Americas and Asia/Pacific beginning January 2000. Mr. Hubbell was also responsible for Nationale Nederlanden, ING's largest Dutch insurance company, and ING's asset management operations throughout Europe since May 2004. Mr. Hubbell elected to retire from ING Group's Executive Board effective April 25, 2006 and has returned to the United States. Mr. Hubbell was formerly Chairman, President and Chief Executive Officer of Equitable of Iowa Companies, an insurance holding company, serving in his position as Chairman from May 1993 to October 1997, and as President and Chief Executive Officer from May 1989 to October 1997. Mr. Hubbell is also an attorney.

        Diana M. Laing has 26 years of real estate industry experience, with particular expertise in finance, capital markets, strategic planning, budgeting and financial reporting. She is the Chief Financial Officer and Secretary of Thomas Properties Group, Inc., a real estate operating company and institutional investment manager focused on the development, acquisition, operation and ownership of commercial properties throughout the United States, and has served in such capacity since May 2004. Ms. Laing served as Chief Financial Officer of each of Triple Net Properties, LLC from January through April 2004, New Pacific Realty Corporation from December 2001 to December 2003, and Firstsource Corp. from July 2000 to May 2001. From August 1996 to July 2000, Ms. Laing was Executive Vice President, Chief Financial Officer and Treasurer of Arden Realty, Inc., a publicly-traded real estate investment trust or "REIT" which was the largest owner and operator of commercial office properties in Southern California. From 1982 to August 1996, she served in various capacities, including Executive Vice President, Chief Financial Officer and Treasurer of Southwest Property Trust, Inc., a publicly-traded multi-family REIT which owned multi-family properties throughout the southwestern United States. Ms. Laing began her career as an auditor with Arthur Andersen & Co. She is a board member of the Big Brothers/Big Sisters of Greater Los Angeles and the Inland Empire.

        Stanley A. Moore is Chief Executive Officer of Overton Moore Properties, which constructs, owns and manages office, industrial and mixed-use space and has served in such position since 1973. Mr. Moore also has been a director of Overton Moore Properties (or its predecessor) since 1973. Mr. Moore is past President of the Southern California Chapter of the National Association of Industrial and Office Parks, and is a board member of the Economic Resources Corporation of South Central Los Angeles.

        Mason G. Ross has 37 years of investment experience, with extensive involvement in commercial real estate. He spent 35 years at Northwestern Mutual Life, an industry leading life insurance company, the final nine years of which he served as Executive Vice President and Chief Investment Officer. During the prior 27 years, he held a variety of positions including leading the company's real estate investment and private securities operations. During that time he also served as a director of Robert W. Baird, Inc., a regional brokerage and investment banking firm and the Russell Investment Group, an international investment management firm. Since retiring from Northwestern Mutual in 2007, he has remained active in the investment business and currently serves as a director of a private real estate development firm, a real estate consultant to a private real estate fund and as a trustee of several large private trusts. He is the past Chairman of the National Association of Real Estate Investment Managers and a former trustee of the Urban Land Institute.

        Dr. William P. Sexton is Vice President, Emeritus, University Relations of the University of Notre Dame and had assumed this position in 1983. After serving in this role for 20 years, he returned to teaching full time in the College of Business. He is a Full Professor in the Management Department and teaches in the University's Executive MBA Program. Dr. Sexton has been employed as a professor in the Management Department of the Business School at Notre Dame since 1966.

        Mace Siegel is our Founder and Chairman Emeritus and previously served as our Chairman of the Board from our formation until September 2008. Mr. Siegel founded The Macerich Group in 1965 and has 56 years of experience in the shopping center business.

The Board of Directors and its Committees

        Board of Directors.    Our Company is managed under the direction of a Board of Directors composed of nine members. A majority of our current Board members and Mr. Ross, our new director nominee, are independent directors under the requirements set forth in our Director Independence Standards which comply with the Corporate Governance Standards of the NYSE Rules. These Director Independence Standards are outlined in our Guidelines on Corporate Governance which are available at www.macerich.com under "Investing-Corporate Governance" and are also available in print to any stockholder who requests a copy from our Secretary. In addition, the Director Independence Standards are attached as Appendix I. Our Board of Directors met eight times in 2008. Each of our directors attended all Board meetings, except Mr. Moore and Mr. Anderson missed two meetings and Mr. Siegel missed one meeting. In addition, each director attended at least 75% of the aggregate number of meetings of our Board and of each committee on which he or she served during 2008.

        Director Independence.    For a director to be considered independent, our Board must affirmatively determine that the director does not have any direct or indirect material relationship with our Company or our executive officers. Our Board has established Director Independence Standards to assist it in determining director independence. The Director Independence Standards establish exclusionary standards which conform to the independence requirements of the NYSE Rules and categorical standards which identify permissible immaterial relationships between our directors and our Company and our executive officers. None of our current non-employee directors or our new director nominee has any relationship with our Company or our executive officers which falls within the exclusionary standards or falls outside the categorical standards. Therefore, our Board has determined that the following five current non-employee directors and our new director nominee do not have any direct or indirect material relationship with our Company or our executive officers and each is an independent director under our Director Independence Standards and the NYSE Rules: Messrs. Cownie, Hubbell, Moore and Ross, Ms. Laing and Dr. Sexton. Messrs. A. Coppola, E. Coppola and Anderson are not independent directors because they are current executive-level employees of our Company and Mr. Siegel is not an independent director because he was employed by our Company until September 2008.

        Executive Committee.    The Executive Committee of our Board of Directors consists of Messrs. Moore and A. Coppola and has such authority as is delegated by our Board and as permitted under applicable law, including authority to negotiate and implement acquisitions and to execute certain contracts and agreements with unaffiliated third parties. The primary purpose of the Executive Committee is to exercise the powers and duties of our Board between Board meetings and to implement the policy decisions of our Board on matters not delegated to other committees. Mr. A. Coppola is the chairperson. The Executive Committee did not meet during 2008.

        Audit Committee.    The Audit Committee consists of Messrs. Cownie and Hubbell, Ms. Laing and Dr. Sexton, each of whom is an independent director and meets the independence requirements for audit committee members under the NYSE Rules and the Securities Exchange Act of 1934, as amended, or "Exchange Act." Ms. Laing is the chairperson of the Committee and has been designated by our Board as an Audit Committee financial expert. The Audit Committee met nine times during 2008 with all members attending each meeting, except Dr. Sexton missed one meeting.

        Under the terms of the Audit Committee charter, the purpose of this Committee is to assist our Board in overseeing the accounting and financial reporting processes and the audits of our financial statements, including the integrity of our financial statements, the compliance with legal and regulatory requirements, our independent public accountants' qualifications and independence, and the performance of our independent public accountants and internal audit function. The Committee's duties include:

  (1)
  appointing, evaluating and, where appropriate, replacing our independent public accountants,

  (2)
  reviewing our financial statements with management and our independent public accountants,

  (3)
  reviewing and approving with our independent public accountants the scope and results of the audit engagement,

  (4)
  pre-approving audit and permissible non-audit services provided by our independent public accountants,

  (5)
  reviewing the independence of our independent public accountants,

  (6)
  reviewing the adequacy of our internal accounting controls, and

  (7)
  reviewing and approving related-party transactions in accordance with our Related Party Transaction Policies and Procedures as described below.

        Compensation Committee.    The Compensation Committee consists of Messrs. Cownie and Moore, Ms. Laing and Dr. Sexton, each of whom is an independent director. Mr. Moore is the chairperson of this Committee. The Compensation Committee met six times during 2008 with all members attending each meeting, except Dr. Sexton missed one meeting. As outlined in its charter, the Compensation Committee has the following duties and responsibilities:

  (1)
  approving and evaluating our director and executive officer compensation plans, policies and programs,

  (2)
  reviewing annually our overall compensation structure and philosophy,

  (3)
  reviewing and approving compensation for our executive officers,

  (4)
  reviewing and recommending to our Board director compensation, and

  (5)
  administering certain of our employee benefit and stock plans.

        The Compensation Committee charter provides that the Compensation Committee has the sole authority to retain and terminate any compensation consultant to be used to assist in the evaluation of director and executive officer compensation, including approving their fees and terms. The Compensation Committee has periodically engaged Towers Perrin, a nationally recognized, independent compensation consulting firm, to conduct compensation studies. During 2008, the Compensation Committee did not retain a compensation consultant to conduct a compensation study or otherwise assist it in determining the compensation levels of our executive officers and directors. Our CEO also generally attends the Compensation Committee meetings and provides his recommendations with respect to the compensation paid to the other executive officers. While Mr. Coppola is viewed by the Compensation Committee as an integral and vital part of the compensation process, the Compensation Committee is solely responsible for making the final decision regarding the form and amount of compensation to our Company's executive officers. See "Compensation Discussion and Analysis." The Compensation Committee may also form and delegate authority to subcommittees, when appropriate, each subcommittee to only consist of independent directors. No subcommittee has been formed.

        Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee consists of Messrs. Cownie, Hubbell and Moore, each of whom is an independent director. Mr. Hubbell serves as chairperson. The Nominating and Corporate Governance Committee met five times in 2008 and all members attended each meeting, except Mr. Moore missed one meeting. The Nominating and Corporate Governance Committee operates under a charter which provides that the Committee will:

  (1)
  assist our Board by identifying individuals qualified to become Board members and recommend to our Board nominees for election as director by our stockholders or by our Board to fill a vacancy occurring between stockholder meetings,

  (2)
  recommend adoption of and changes to our Guidelines on Corporate Governance,

  (3)
  lead our Board in its annual review of the performance of our Board and our committees,

  (4)
  recommend to our Board director nominees for each Board committee, and

  (5)
  perform such other duties and responsibilities as are set forth in its charter or delegated by our Board, including developing a succession plan to ensure continuity in management.

        Committee Charters.    The charters for the Executive Committee, Audit Committee, Compensation Committee and the Nominating and Corporate Governance Committee are available at www.macerich.com under "Investing-Corporate Governance." Each charter is also available in print to any stockholder who requests a copy from our Secretary.

        Related Party Transaction Policies and Procedures.    The Audit Committee administers our written Related Party Transaction Policies and Procedures. These policies are designed to assist with the proper identification, review and disclosure of related party transactions and apply to any transaction or series of transactions in which our Company or an affiliate is a participant, the amount involved exceeds $120,000 and a related party has a direct or indirect material interest. A related party generally includes any director, executive officer, stockholder of more than 5% of our Common Stock and any immediate family member thereof. Under the policies, transactions that fall within this definition will be referred to the Audit Committee for approval, ratification or other action. In determining whether to approve or ratify a transaction, the Audit Committee will consider all of the relevant facts and circumstances, including the related party's interest, the amount involved in the transaction, and whether the transaction has terms no less favorable than those generally available from an unrelated third party. The Audit Committee will approve or ratify such transaction if it determines, in good faith, that under all of the circumstances the transaction is fair to our Company.

        Director Selection Process.    The Nominating and Corporate Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Nominating and Corporate Governance Committee periodically assesses the appropriate size of our Board of Directors, and whether any vacancies are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Nominating and Corporate Governance Committee considers various potential candidates for director. Candidates may come to the attention of the Nominating and Corporate Governance Committee through current Board members, officers, professional search firms or other persons. These candidates are evaluated at regular or special meetings of the Nominating and Corporate Governance Committee and may be considered at any point during the year. The Nominating and Corporate Governance Committee also may review materials provided by professional search firms or other parties in connection with a nominee. In evaluating such nominations, the Nominating and Corporate Governance Committee seeks to achieve a balance of knowledge, experience and capability on our Board. This Committee will make the final recommendations of candidates to our Board for nomination.

        Our Board of Directors has a policy that stockholders may propose nominees for consideration by the Nominating and Corporate Governance Committee for election at an annual meeting of stockholders by submitting the names and qualifications of such persons to the Nominating and Corporate Governance Committee c/o our Secretary. The submissions must be made in accordance with the advance notice and information requirements set forth in our bylaws, a copy of which will be made available upon request. The Nominating and Corporate Governance Committee does not apply any specific, minimum qualifications in considering a director candidate and does not impose additional qualifications on stockholder-recommended potential nominees. Instead, the Committee reviews the candidates taking into account the current Board membership and considers a variety of factors, including the specific needs of our Company and our Board, the experience, skills, areas of expertise, independence, productivity and length of service of the candidates, as applicable. This process is described in our Guidelines on Corporate Governance which is available at www.macerich.com under "Investing-Corporate Governance" and is also available in print to any stockholder who requests a copy from our Secretary.

        Presiding Director.    Our independent directors designated Mr. Moore to act as Presiding Director for our non-management directors. The role of the Presiding Director is to prepare with our Chief Executive Officer our Board agendas, chair the executive sessions of the non-management directors, call meetings of the independent directors and perform such other functions as our Board or non-management directors may direct. The non-management directors meet in separate executive sessions after each regularly-scheduled quarterly Board meeting. The non-management directors met four times in 2008. Each non-management director is an independent director.

        Attendance at Stockholders' Meetings.    Our Board encourages directors in the Santa Monica area at the time of the stockholders' meeting to attend the meeting. Our Board does not require director attendance at our stockholders' meetings because our stock is predominately held by institutional stockholders and attendance is traditionally light. At our 2008 annual stockholders' meeting, a total of four of our directors and three of our executive officers attended.

        Contact Our Board.    Individuals may contact our entire Board of Directors, our non-management directors as a group or the Presiding Director for our non-management directors, by sending an email as follows:

    Board of Directors—boardofdirectors@macerich.com
    Non-Management Directors—nonmanagementdirectors@macerich.com
    Presiding Director of the Non-Management Directors—presidingdirector@macerich.com

        Such communications may be anonymous and also may be submitted in writing in care of:

    Attention: Secretary
    The Macerich Company
    401 Wilshire Blvd., Suite 700
    Santa Monica, CA 90401

        All communications are distributed to our Board, or to any individual director or directors as appropriate, depending on the facts and circumstances of the communication. Our Board of Directors has requested that certain items that are unrelated to the duties and responsibilities of our Board be excluded, such as spam, junk mail and mass mailings, resumes and other forms of job inquiries, surveys, business solicitations or advertisements.

        Codes of Ethics.    Our Company expects that all of our directors, officers and employees will maintain a high level of integrity in their dealings with and on behalf of our Company and will act in the best interests of our Company. Our Code of Business Conduct and Ethics provides principles of conduct and ethics for our directors, officers and employees. This Code complies with the requirements of the Sarbanes-Oxley Act of 2002, applicable SEC rules and the NYSE Rules. In addition, our Company has adopted a Code of Ethics for our CEO and senior financial officers which supplements our Code of Business Conduct and Ethics applicable to all employees and complies with the additional requirements of the Sarbanes-Oxley Act of 2002 and applicable SEC rules. In accordance with applicable SEC rules and NYSE Rules, we intend to promptly disclose future amendments to certain provisions of these Codes or waivers of such provisions granted to executive officers and directors, to the extent required, on our website at www.macerich.com under "Investing-Corporate Governance." Each of these Codes of Conduct is available on our website at www.macerich.com under "Investing-Corporate Governance" and is also available in print to any stockholder who requests a copy from our Secretary.

Compensation of Directors

        Our non-employee directors are compensated for their services according to an arrangement authorized by our Board of Directors and recommended by the Compensation Committee. The Compensation Committee generally reviews director compensation annually. A Board member who is also an employee of our Company or a subsidiary does not receive compensation for service as a director. Messrs. A. Coppola, Anderson and E. Coppola are the only directors who are also employees of our Company or a subsidiary. Subject to elections under the Director Phantom Stock Plan, the following sets forth the compensation structure which has been in place for our non-employee directors since January 26, 2006:

        Annual Retainer for Service on our Board—$40,000, payable in quarterly installments plus 1,000 shares of restricted stock are automatically granted in March of each year, vesting over three years.

        Board Meeting Fees—$1,000 for each meeting attended and $500 for each telephonic meeting attended.

        Committee Meetings—$1,000 for each meeting attended and $500 for each telephonic meeting attended, unless the committee meeting is held on the day of a meeting of our Board of Directors.

        Annual Retainer for Chairman of the Audit Committee—$20,000.

        Annual Retainer for Chairman of the Compensation Committee—$10,000.

        Annual Retainer for Chairman of the Nominating and Corporate Governance Committee—Twice the amount of any meeting fees paid to the committee members.

        Initial Restricted Grant—Upon joining our Board of Directors, 500 shares of restricted stock are granted, vesting over three years.

        Expenses—The reasonable expenses incurred by each director (including employee directors) in connection with the performance of the director's duties are also reimbursed by our Company.

        Each grant of restricted stock to our non-employee directors in 2008 was made pursuant to our 2003 Incentive Plan. In addition, our Director Phantom Stock Plan offers our non-employee directors the opportunity to defer cash compensation for up to three years and to receive that compensation (to the extent that it is actually earned by service during that period) in shares of Common Stock rather than in cash after termination of service or a predetermined period. Such compensation includes the annual retainer, regular meeting fees and special meeting fees. Except for Mr. Siegel, every non-employee director during his or her term of service has elected to receive such compensation in Common Stock. Deferred amounts are credited as stock units at the beginning of the applicable deferral period based on the present value of such deferred compensation divided by the average fair market value of our Common Stock for the preceding 10 trading days. Stock unit balances are credited with additional stock units as dividend equivalents (based on the market price on the crediting date) and are ultimately paid out in shares of our Common Stock on a one-for-one basis. A maximum of 250,000 shares of our Common Stock may be issued in total under our Director Phantom Stock Plan, subject to certain customary adjustments for stock splits, stock dividends and similar events. The vesting of the stock units is accelerated in case of the death or disability of a director or, after a change in control event, the termination of his or her services as a director.

        The following table summarizes the compensation paid, awarded, earned or expensed with respect to each of our non-employee directors during 2008.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)(3)(4)		Total ($)
James S. Cownie	55,500	74,423	—	—	—	106,547		236,470
Fred S. Hubbell	58,500	74,423	—	—	—	83,420		216,343
Diana M. Laing	73,500	74,423	—	—	—	23,826		171,749
Stanley A. Moore	59,000	74,423	—	—	—	86,428		219,851
Dr. William P. Sexton	51,500	74,423	—	—	—	92,064		217,987
Mace Siegel	12,951	—	—	—	—	164,667	(5)	177,618

(1)
Pursuant to our Director Phantom Stock Plan, each director, except Mr. Siegel, elected to defer fully the receipt of cash compensation consisting of the annual retainer, regular meeting fees and special meeting fees for 2008 and to receive such compensation in Common Stock at a future date. Therefore, for 2008, Messrs. Cownie, Hubbell and Moore, Ms. Laing and Dr. Sexton were credited with 578, 721, 686, 803 and 447 stock units, respectively, which vested during 2008 as the service was provided. The amount shown for Mr. Siegel represents the prorated share of his director fees since September 4, 2008, the date he became a non-employee director.

(2)
The amounts shown represent the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2008, in accordance with Statement of Financial Accounting Standards No. 123(R) referred to as "FAS 123(R)," of restricted stock awards granted under our 2003 Incentive Plan, and therefore consist of amounts from awards granted in and prior to 2008. Any estimated forfeitures were excluded from the determination of these amounts and there were no forfeitures of stock awards during 2008 by our directors. Assumptions used in the calculation of these amounts are set forth in footnote 16 to our audited financial statements for the fiscal year ended December 31, 2008 included in our Annual Report on Form 10-K filed with the SEC on February 27, 2009.

Except for Mr. Siegel, each of our non-employee directors received 1,000 shares of restricted stock during 2008 under our 2003 Incentive Plan. The grant date fair value computed in accordance with FAS 123(R) for the 1,000 shares of restricted stock granted to each of our non-employee directors on March 7, 2008 (based on the closing price of our Common Stock of $61.17 on that date) was $61,170.

As of December 31, 2008, our non-employee directors held the following number of unexercised stock options, unvested shares of restricted stock and unpaid stock units:

Name	Unexercised Options (#)	Unvested Shares of Restricted Stock (#)	Stock Units (#)
James S. Cownie	20,000	2,001	29,957
Fred S. Hubbell	—	2,001	28,070
Diana M. Laing	2,500	2,001	8,018
Stanley A. Moore	—	2,001	29,100
Dr. William P. Sexton	10,000	2,001	30,966
Mace Siegel	—	—	—

(3)
Except for Mr. Siegel, this column shows the dollar amount of dividend equivalents credited to the director's stock unit account in 2008. Stock unit balances are credited with dividend equivalents (priced at market) and in 2008, Messrs. Cownie, Hubbell and Moore, Ms. Laing and Dr. Sexton received 2,644, 2,477, 2,567, 707 and 2,733 dividend equivalent stock units, respectively. In addition, this column includes the amount of the premium ($17,472) paid by our Company for Mr. Cownie's health insurance.

(4)
For Mr. Siegel, this column shows the consulting fees he earned during 2008. Effective September 5, 2008, Mr. Siegel entered into a consulting agreement with our Company to provide upon request his advisory services to Messrs. Arthur and Edward Coppola until August 31, 2013. He is entitled to receive a monthly consulting fee of $41,167.

(5)
Mr. Siegel was Chairman of the Board until his retirement on September 4, 2008 and received a salary of $255,769 for the time he was an executive officer during 2008.

Executive Officers

        The following table sets forth the names, ages and positions of our executive officers as of March 31, 2009 and the year each became an officer. Executive officers serve at the pleasure of our Board of Directors. Mr. Grossi is the only executive officer who has an employment agreement.

Name	Age	Position	Officer Since
Arthur M. Coppola	57	Chairman of the Board of Directors and Chief Executive Officer	1993
Dana K. Anderson	74	Vice Chairman of the Board of Directors	1993
Edward C. Coppola	54	President	1993
Thomas E. O'Hern	53	Senior Executive Vice President, Chief Financial Officer and Treasurer	1993
Tony Grossi	50	Senior Executive Vice President, Chief Operating Officer and Chief Economist	2007
Richard A. Bayer	59	Senior Executive Vice President, Chief Legal Officer and Secretary	1994
John M. Genovese	48	Executive Vice President, Development	1997
Randy L. Brant	56	Executive Vice President, Real Estate	2001
Tracey P. Gotsis	42	Executive Vice President, Marketing and Development	2002

        The following table sets forth, as of March 31, 2009, the number of shares of our Common Stock and OP Units beneficially owned by each of the executive officers named in the Summary Compensation Table on page 31 of this Proxy Statement, whom we refer to as our "named executive officers."

Name	Amount and Nature of Beneficial Ownership of Common Stock(1)	Percent of Common Stock(2)	Amount and Nature of Beneficial Ownership of OP Units(1)		Percent of Common Stock(3)
Arthur M. Coppola	37,852(4)(5)	*	1,532,782	(6)	2.00%
Edward C. Coppola	205,658(7)(8)	*	873,888	(9)	1.39%
Thomas E. O'Hern	71,988(10)	*	13,794	(11)	*
Tony Grossi	—(12)	*	29,723	(13)	*
Richard A. Bayer	48,663(14)	*	12,261	(15)	*

*
The percentage of shares beneficially owned by this executive officer does not exceed one percent of our outstanding Common Stock.

(1)
Except as provided under applicable state marital property laws or as otherwise noted, each individual in the table above has sole voting and investment power over the shares of Common Stock or OP Units listed.

(2)
Assumes that none of our outstanding OP Units or our convertible securities are redeemed for or converted into shares of Common Stock.

(3)
Assumes that all OP Units held by the person are redeemed for shares of Common Stock and that none of our OP Units or our convertible securities held by other persons are redeemed for or converted into shares of Common Stock, notwithstanding the percentage limitations under our charter which limit the number of shares that may be acquired by such person.

(4)
Includes 1,800 shares held by Mr. A. Coppola as custodian for his minor children.

(5)
Includes 6,767 shares of non-transferrable restricted stock granted to Mr. A. Coppola under our 2003 Incentive Plan which will vest after May 29, 2009. In addition to the securities disclosed in the above table, Mr. A. Coppola has 265,348 stock units which will vest after May 29, 2009 and 95,000 SARs which will vest on March 15, 2011 under our 2003 Incentive Plan.

(6)
Includes 1,471,477 OP Units, 20,435 vested service-based LTIP Units and 40,870 service-based LTIP Units which will vest after May 29, 2009. In addition to the securities disclosed in the above table, Mr. A. Coppola has 57,174 unvested performance-based LTIP Units.

(7)
Includes 3,552 shares of non-transferrable restricted stock granted to Mr. E. Coppola under our 2003 Incentive Plan which will vest after May 29, 2009 and 2,985 shares of Common Stock held for Mr. E. Coppola under our 401(k)/Profit Sharing Plan. In addition to the securities disclosed in the above table, Mr. E. Coppola has 223,451 stock units which will vest after May 29, 2009 and 67,500 SARs which will vest on March 15, 2011 under our 2003 Incentive Plan. 147,734 shares of this share amount are pledged as collateral for a line of credit.

(8)
Includes 36,527 shares held by the E.C. Coppola Family Limited Partnership (an entity controlled by Mr. E. Coppola) and 4,500 shares held by Mr. E. Coppola as custodian for his minor children. All of the shares held by the family partnership are pledged as collateral for a line of credit. This family partnership is 90% owned by the trusts for Mr. Coppola's children and 5% owned by each of Mr. Coppola and his wife. Mr. Coppola disclaims any beneficial ownership of the shares held by his wife.

(9)
Includes 857,795 OP Units, 5,364 vested service-based LTIP Units and 10,729 service-based LTIP Units which will vest after May 29, 2009. In addition to the securities disclosed in the above table, Mr. E. Coppola has 33,352 unvested performance-based LTIP Units.

(10)
Includes 3,047 shares of non-transferrable restricted stock granted to Mr. O'Hern under our 2003 Incentive Plan which will vest after May 29, 2009 and 3,146 shares of Common Stock held for Mr. O'Hern under our 401(k)/Profit Sharing Plan. Also includes 5,128 shares held by Mr. O'Hern as custodian for his minor children. In addition to the securities disclosed in the above table, Mr. O'Hern has 115,217 stock units which will vest after May 29, 2009 and 55,000 SARs which will vest on March 15, 2011 under our 2003 Incentive Plan.

(11)
Includes 4,598 vested service-based LTIP Units and 9,196 service-based LTIP Units which will vest after May 29, 2009. In addition to the securities disclosed in the above table, Mr. O'Hern has 28,588 unvested performance-based LTIP Units.

(12)
Mr. Grossi has 125,691 stock units which will vest after May 29, 2009 and 60,000 SARs which will vest on March 15, 2011 under our 2003 Incentive Plan.

(13)
Includes 14,396 vested performance-based LTIP Units, 5,109 vested service-based LTIP Units and 10,218 service-based LTIP Units which will vest after May 29, 2009. In addition to the securities in the above table, Mr. Grossi has 29,228 unvested performance-based LTIP Units.

(14)
Includes 2,705 shares of non-transferrable restricted stock granted to Mr. Bayer under our 2003 Incentive Plan which will vest after May 29, 2009 and 3,068 shares of Common Stock held for Mr. Bayer under our 401(k)/Profit Sharing Plan. 36,520 shares of this share amount are pledged as collateral for a line of credit. In addition to the securities disclosed in the above table, Mr. Bayer has 104,743 stock units which will vest after May 29, 2009 and 50,000 SARs which will vest on March 15, 2011 under our 2003 Incentive Plan.

(15)
Includes 4,087 vested service-based LTIP Units and 8,174 service-based LTIP Units which will vest after May 29, 2009. In addition to securities disclosed in the above table, Mr. Bayer has 25,411 unvested performance-based LTIP Units.

        Biographical information concerning Messrs. A. Coppola, Anderson and E. Coppola is set forth above under the caption "Information Regarding Nominees and Directors."

        Thomas E. O'Hern became one of our Senior Executive Vice Presidents in September 2008 and has been our Chief Financial Officer and Treasurer since July 1994. Mr. O'Hern was an Executive Vice President from December 1998 through September 2008 and served as a Senior Vice President from March 1993 to December 1998. From our formation to July 1994, he served as Chief Accounting Officer, Treasurer and Secretary. From November 1984 to March 1993, Mr. O'Hern was a Chief Financial Officer at various real estate development companies. He was also a certified public accountant with Arthur Andersen & Co. from 1978 through 1984. Mr. O'Hern is a member of the Board of Directors and the audit committee chairman of Douglas Emmett, Inc., a public REIT, and is a trustee for Little Company of Mary Hospital Foundation.

        Richard A. Bayer joined our Company in May 1994, and has been our Chief Legal Officer since January 2005, our Secretary since July 1994 and one of our Senior Executive Vice Presidents since September 2008. Mr. Bayer was our General Counsel from July 1994 until January 2005 and one of our Executive Vice Presidents from December 1998 through September 2008. Prior to joining our Company, Mr. Bayer spent 11 years in the Real Estate Department of the national law firm of O'Melveny & Myers LLP where he specialized in representing corporate, banking and entertainment clients in multi-property and multi-state purchase and sale, financing, leasing, development and M&A transactions. From 1972 to 1983, Mr. Bayer served in a series of professional positions at the University of California, San Diego, including Resident Dean of Revelle College and Associate Dean of Students. He is a member of the Board of Visitors of his alma mater, the University of San Diego School of Law.

        Tony Grossi was elected Senior Executive Vice President in September 2008 and has been our Chief Operating Officer and Chief Economist since January 2007. Mr. Grossi served as one of our Executive Vice Presidents from January 2007 through September 2008. Prior to joining our Company, Mr. Grossi had been the Executive Vice President, Operations of The Cadillac Fairview Corporation Limited since 2002 where he was responsible for leading Cadillac Fairview's Canadian and United States real estate operations, encompassing five regional portfolios, national operations, marketing, tenant relations and property tax. Mr. Grossi joined Cadillac Fairview in 1985 and prior to his becoming Executive Vice President, Operations, was Senior Vice President of the Greater Toronto Area Portfolio from 1995 through 2001. Cadillac Fairview is one of North America's largest investors, owners and managers of commercial real estate.

        John M. Genovese was elected our Executive Vice President of Development in December 2007 and is responsible for the strategic direction and management of projects in our development pipeline. Mr. Genovese joined our Company in 1997 as a Vice President and became a Senior Vice President of Development in 1999. During his 11 years, Mr. Genovese has directed redevelopments, expansions and renovations for more than 37 properties in our portfolio. Mr. Genovese is a member of The International Council of Shopping Centers where he served as Chairman of the 2008 ICSC CenterBuild Conference, is a member of the Admission and Governing Committee for the ICSC Certified Development, Design and Construction Professional Designation, is a member of the ICSC CenterBuild Advisory Council and is a lecturer at the ICSC John T. Riordan School for Professional Development. He also served as Dean for the School of Development, Design and Construction at the 2008 ICSC University of Shopping Centers held at the University of Pennsylvania Wharton School and is a lecturer at the school. In addition, Mr. Genovese is a member of the Board of Directors of The Los Angeles Business Council.

        Randy L. Brant joined our Company in 2001 as our Senior Vice President of Development Leasing and was elected our Executive Vice President of Real Estate in December 2007. Mr. Brant directs department store and theater leasing for projects in our development and redevelopment pipeline. He has over 30 years of experience in the retail industry, specializing in upscale and entertainment-driven retail developments. Before joining our Company, he was President of Gordon/Brant, LLC, an international developer specializing in entertainment-oriented retail centers known for creating the first two phases of The Forum Shops at Caesar's Palace. Mr. Brant also previously served as Vice President of Real Estate for Simon Property Group and Vice President of Leasing for Forest City Enterprises. Mr. Brant began his career with the Ernest Hahn Company, where he was manager of shopping centers and went on to become Vice President of Leasing for the portfolio.

        Tracey P. Gotsis joined our Company with the acquisition of Westcor in July 2002. She has been our Executive Vice President of Marketing and Development since December 2007, and is responsible for corporate branding and marketing, advertising, public relations, research and retailer communications as well as our marketing strategy for all our properties. Ms. Gotsis also served as a Senior Vice President of Marketing from June 2003 to December 2007. During her 10-year tenure with Westcor, she established the branding strategy, directed the marketing development efforts and served as Vice President of Marketing beginning in 2000. She serves on the International Council of Shopping Centers Certified Marketing Designation Committee, the Executive Board of Fresh Start Women's Foundation and the Myasthenia Gravis Foundation.

        The following Report of the Compensation Committee shall not be deemed filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent our Company specifically incorporates this Report by reference into a filing under either of such Acts. The Report shall not be deemed soliciting material, or subject to Regulation 14A or 14C or the liabilities of Section 18 of the Securities Exchange Act.

 Compensation Committee Report

        The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis in this Proxy Statement with management. Based on such review and discussion, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in our Annual Report on Form 10-K for the year ended December 31, 2008 and this Proxy Statement for our 2009 Annual Meeting of Stockholders.

The Compensation Committee
Stanley A. Moore, Chairman James S. Cownie Diana M. Laing Dr. William P. Sexton

Compensation Discussion and Analysis

        The Compensation Committee.    The Compensation Committee or the "Committee" reviews and approves the compensation for our executive officers, reviews our overall compensation structure and philosophy and administers certain of our employee benefit and stock plans, with authority to authorize awards under our incentive plans. The Committee currently consists of four independent directors, Messrs. Moore and Cownie, Ms. Laing and Dr. Sexton.

        The Committee has at various times retained independent compensation consultants to assist in the development and review of our compensation programs for our executive officers and directors. Since 2005, the Committee has retained Towers Perrin periodically to provide reviews of the various elements of our director and executive officer compensation programs. During 2008, the Committee did not retain a compensation consultant to assist it in determining the compensation levels of our named executive officers.

        In addition, Mr. A. Coppola also generally attends the Compensation Committee meetings (excluding any executive sessions) and provides his analysis and recommendations with respect to our Company's executive compensation program, including the compensation for our other named executive officers. Given his knowledge of our executive officers and our business, the Committee believes that Mr. A. Coppola is an integral and vital part of the compensation process and therefore values his recommendations. The Committee though is responsible for approving the compensation for all of our named executive officers.

        Objectives of the Executive Compensation Program.    Our executive compensation program is designed to attract, retain and reward experienced, highly motivated executives who are capable of leading our Company effectively. The Committee believes strongly in linking compensation to performance, and our compensation program includes meaningful pay-for-performance components. Although the Committee has established an executive compensation program that delivers total pay primarily linked to overall business results, it also recognizes individual performance. With this type of program, the Committee believes it can attract, motivate and retain highly skilled executives whose performance and contributions benefit our Company and our stockholders. The Committee utilizes a combination of cash and equity-based compensation to provide appropriate incentives for executives to achieve our business objectives as well as further align their interests with our stockholders and encourage their long-term commitment to our Company. The Committee does not have a policy to allocate a specific portion of compensation to our named executive officers between either cash and non-cash or short-term and long-term compensation. Instead, the Committee considers how each component promotes retention and/or motivates performance by the executive.

        Elements of the Program.    Our executive compensation program includes three principal elements, each of which is intended to serve our overall compensation philosophy.

        First, the executive's base salary is intended to create a minimum level of fixed compensation based on the experience and position of the executive.

        Second, our Company has an annual incentive compensation plan for executive officers, other senior officers and key employees under which bonuses, which may be paid in the form of cash and/or equity awards, are granted to reflect corporate and individual performance during the prior calendar year. The objective of this annual incentive compensation plan is to motivate and reward executives for performance that benefits our Company and our stockholders and to recognize the contributions of our key employees.

        Finally, our 2006 LTIP is designed to further align the interests of our stockholders and management by encouraging our executives to create stockholder value in a pay-for-performance structure through the issuance of LTIP Units. These LTIP Units vest over a three-year period based on our percentile ranking in terms of our total stockholder return relative to the total stockholder return of our peer REITs. (See pages 40-41 of this Proxy Statement for a more detailed description of the material terms of performance-based LTIP Units as well as Appendix II for the list of peer REITs.) Our named executive officers received a grant of performance-based LTIP Units in 2006 or, in the case of Mr. Grossi, 2007. In 2008, the Committee granted SARs to our executive and senior officers, which vest on March 15, 2011. These components of our long-term incentive program are an important means to link the interests of management and our stockholders and to encourage management to adopt a longer-term perspective. All equity awards are granted under our 2003 Incentive Plan which was approved by our stockholders and will, in the future, be granted under our Amended 2003 Incentive Plan if approved by our stockholders. The following provides more detailed information regarding each principal program element.

          A.    Base Salary.    The base salary of each named executive officer is reviewed by the Committee on an annual basis and is subject to discretionary increases that generally are based on, in the subjective judgment of the Committee, competitive, economic and/or other factors deemed relevant by the Committee.

          B.    Annual Incentive Compensation Plan.    The Committee historically has awarded annual incentive compensation, 50% of which is cash and 50% of which is equity-based to its named executive officers based on corporate and individual performance. The equity-based awards vest in equal installments over three years.

          Corporate Performance.     In general, approximately 50-70% of the annual incentive compensation award is based on overall corporate performance which the Committee believes provides an appropriate link between executive compensation and our Company's performance. Measures of performance considered by the Committee in determining corporate performance may include funds from operations or "FFO"(1) per share, net operating income, total stockholder return, sales per square foot, occupancy and the successful completion of acquisitions, developments, redevelopments, financings and other business initiatives. The Committee does not establish specific corporate performance targets that must be achieved in order for a named executive officer to earn a specific level of annual incentive compensation. Rather, the Committee retains flexibility and discretion to evaluate the Company's corporate performance for the year and awards a level of annual incentive compensation that corresponds to the level of corporate performance that the Committee determines was achieved for the year. While the Committee may pre-establish corporate performance objectives using the above measures, the level of annual incentive compensation is not conditioned upon achieving any specific corporate performance objective. Instead, the Committee views these corporate performance objectives as internal guidelines to assist in its overall review.

  (1)    NAREIT defines FFO as net income (loss) (computed in accordance with generally accepted accounting principles or "GAAP"), excluding gains (or losses) from extraordinary items and sales of depreciated operating properties, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis.

          Individual Performance.    Generally, approximately 30%-50% of the annual incentive compensation award focuses upon the Committee's subjective evaluation of the individual executive's performance and therefore provides executives with an incentive for superior individual performance. The Committee evaluates the annual performance of our named executive officers after review of their general goal statements which outline their goals with respect to their respective area of operations for the upcoming year and beyond. The Committee examines these statements as a part of its review process but does not base its compensation decisions on achievement of any specific individual goal. Rather, these goal statements provide the Committee with a general framework to assess individual performance. As part of this process, the Committee also discusses with Mr. A. Coppola his evaluation of the named executive officers' performance as well as his performance for the year.

          Award Amounts.     The actual bonus amounts awarded to each named executive officer are determined by the Committee in its discretion based on its assessment of corporate and individual performance as described above. For each of corporate and individual performance, the Committee determines whether the "target performance" or "high performance" level has been achieved, which is the equivalent of "meets expectations" or "exceeds expectations".

          If the Committee determines overall that the target performance level is achieved, annual incentive compensation generally may range from zero to a maximum of 200% of base salary (for the CEO and President) or 150% of base salary (for the other named executive officers). If the Committee believes the high performance level is met, the bonus may range from zero to a maximum of 400% of base salary (for the CEO and President) or 300% of base salary (for the other named executive officers). Actual awards under the annual incentive program are discretionary. The Committee set annual compensation potential of Messrs. A. Coppola and E. Coppola at a higher percentage level because as the CEO and President, respectively, they are our strategic leaders and manage and direct our other named executive officers.

          For a given year, the Committee makes annual incentive compensation decisions retrospectively for both the cash and equity component of the annual incentive compensation award after the end of the year, evaluating performance during that year. The Committee has historically chosen a March date as the date for determining annual incentive compensation awards since it occurs after the release of our year-end financial information and provides the Committee with sufficient time to evaluate the performance of our Company and our executives for the prior fiscal year. As a result, annual incentive compensation awards for 2008 performance were made on March 6, 2009 which was after the release of our 2008 financial results and was the same date for the cash and/or equity bonus awards for our other salaried employees.

          Restricted Stock/Stock Unit/LTIP Unit Bonus Program.     As part of the annual incentive compensation program, the Committee also administers the Restricted Stock/Stock Unit/LTIP Unit Bonus Program, which provides a method for executives to elect to increase their equity ownership in our Company. As described above, annual incentive compensation awards are awarded 50% in cash and 50% in equity, with the form of equity generally determined by the tax and accounting consequences to our Company and/or our executives. Under the Restricted Stock/Stock Unit/LTIP Unit Bonus Program, the named executive officers who receive annual incentive compensation awards for a year are offered the opportunity to receive all or a portion of what would otherwise have been a cash bonus in equity, valued as of the date of the award at 1.5 times the amount otherwise payable in cash to reflect the substantial risks associated with the deferral of payment and vesting restrictions of the award. In this way, the Restricted Stock/Stock Unit/LTIP Unit Bonus Program helps convert a short-term, cash component of the annual incentive compensation program into a long-term, equity-based component. See Note 2 on page 31 of this Proxy Statement. Although there is no pre-established policy or target for the allocation between either cash and non-cash or short-term and long-term compensation, through executive participation in the Restricted Stock/Stock Unit/LTIP Unit Bonus Program, a majority of total compensation to the eligible named executive officers has historically been in the form of equity compensation.

          C.    2006 LTIP/SARs.    To provide a meaningful long-term component to our executive compensation program, the Committee granted performance-based LTIP Units in 2006 to Messrs. A. Coppola, E. Coppola, O'Hern and Bayer and in 2007 to Mr. Grossi when he joined our Company. These LTIP Units vest based on our percentile ranking in terms of our total stockholder return per share of Common Stock relative to the total stockholder return of our peer REITs, as measured at the end of each year of the three-year measurement period (2007-2009). As a result, performance-based LTIP Unit grants increase focus on our long-term performance through the key stockholder performance measure of total stockholder return. In 2008, the Committee added SAR grants for executive and senior officers, which are only exercisable after three years and expire after ten years, to further enhance this long-term component. Also, since the base price of SARs is equal to the closing stock price on the date of grant, the SARs only have value if our stock price increases after the grant date. The goal of adopting the 2006 LTIP and granting SAR awards was to encourage management to adopt a longer-term perspective and commitment to our Company. (See pages 40-41 of this Proxy Statement for a more detailed description of the material terms of the LTIP Units.)

        Other Benefits and Agreements.

          A.    Employment Agreement.    Mr. Grossi is the only named executive officer with an employment agreement. This employment agreement was entered into as an inducement to his employment as our Chief Operating Officer and provides Mr. Grossi with certain severance benefits if his employment is terminated without cause, or by reason of death or disability, on or before December 31, 2009. After such date, the employment agreement terminates except for a severance payment which becomes payable only if Mr. Grossi is terminated without cause on or before December 31, 2011. This employment agreement was amended in December 2008 to comply with Section 409A of the Internal Revenue Code of 1986, as amended or the "Code". This amendment did not increase the intended benefits to Mr. Grossi under his agreement. For a detailed description of these benefits see pages 42-43 of this Proxy Statement.

          B.    Management Continuity Agreements.    On October 26, 2006, our Company entered into a management continuity agreement with Mr. A. Coppola and amended and restated management continuity agreements with Messrs. E. Coppola, O'Hern and Bayer. Mr. Grossi also entered into a management continuity agreement on January 8, 2007. These management continuity agreements were amended in December 2008 to comply with Section 409A of the Code. The amendments did not increase the intended benefits to our named executive officers under these agreements.

          The management continuity agreements provide change of control benefits for each executive officer and are designed to promote stability and continuity of management. Each management continuity agreement has a "double trigger" feature with respect to the payment of severance benefits, which means that both a change of control and an actual or constructive termination is required in order for severance benefits to become payable, and has a "single trigger" feature with respect to the automatic vesting of outstanding unvested restricted stock, stock units, service-based LTIP Units, stock options and SARs, which means that only a change of control is required for the awards to vest. We provide single trigger vesting because we believe that the purpose of providing executives with equity incentives is to align the interests of management with our stockholders and that those interests should be enhanced and not disturbed in the context of a change of control. The triggering events for payment of severance benefits and acceleration of outstanding unvested awards were established to reflect industry practice at that time. For a detailed description of these management continuity agreements, see pages 43-45 of this Proxy Statement.

          We believe that the management continuity agreements help to aid us in attracting and retaining executives by reducing the personal uncertainty that arises from the possibility of a future business combination. Moreover, the agreements are designed to offset the uncertainty of executives as to their own future if a change in control actually occurs. We believe that the management continuity agreements help to increase stockholder value by making the executives neutral to change in control transactions that may be in the best interests of our Company and our stockholders.

          C.    Other.    Certain of our named executive officers further participate in certain deferred compensation plans available to all Vice Presidents and above who make more than $120,000 annually and are eligible to receive other benefits which are generally available to all salaried employees. See the "Nonqualified Deferred Compensation" table.

        Compensation for 2008 Performance.

          A.    Base Salary.

            Effective March 2, 2008, the Committee decided to raise the base salaries of Messrs. A. Coppola, E. Coppola, Grossi, O'Hern and Bayer, respectively, to $950,000, $675,000, $600,000, $550,000 and $500,000, respectively, since they had not been increased in over two years. In connection with Mr. E. Coppola's promotion to President on September 4, 2008, his salary was increased to $800,000. Except for Mr. E. Coppola's raises in connection with his 2008 and 2004 promotions, this was only the second salary increase since 2002 for these executives. The Committee did not increase any of these base salaries when it conducted its annual review in the first quarter of 2009. The following chart shows the amount of salary paid to our named executive officers for 2008.

2008 Salary Paid

Name	Amount ($)
Arthur M. Coppola	907,692
Thomas E. O'Hern	528,846
Edward C. Coppola	677,885
Tony Grossi	578,846
Richard A. Bayer	478,846

          B.    Annual Incentive Compensation Award.

    1.           Awards Reflected in Summary Compensation Table.

            The Summary Compensation Table under "Stock Awards" for 2008 sets forth the amount of compensation expense recognized with respect to equity compensation awards for financial reporting purposes under FAS 123(R) for 2008 as required by the SEC's rules. Therefore, the amounts set forth in that table for each named executive officer reflect a portion of the grants awarded in and prior to 2008. These grants represent, in part, the executive's annual incentive compensation awarded for the prior applicable fiscal year. As noted previously, these annual incentive awards are based on corporate and individual performance. Our Company has in prior proxy statements described the basis for the amount of each of these awards granted for the respective year's performance.

    2.           Awards for 2008 Performance.

            We believe that to understand the total compensation awarded for the 2008 performance of our named executive officers it is important to describe the annual incentive compensation awarded on March 6, 2009 for 2008 performance, which is not completely reflected in the tables. Although the cash component of this annual incentive award is reflected in the "Summary Compensation" Table, the equity component is not in the "Summary Compensation" Table or the "Grants of Plan-Based Awards" Table and will not be reflected in these tables until 2009.

              a.    2008 Corporate Performance.    In reviewing 2008 performance, the Committee recognized that this past year was one of the most economically challenging years in recent history. This current worldwide recession has impacted our retail real estate sector, our tenants, their customers and our stockholders. It was against this backdrop that the Committee conducted its review of 2008 performance.

              In reviewing 2008 results, the Committee first reviewed our overall corporate performance focusing on a variety of measures. The Committee did not assign any particular weight to any single measure or require that any particular target be achieved in order for a named executive officer to earn incentive compensation for the year. Although no performance targets were established for determining a target or high performance level, the Committee did pre-establish the following corporate performance objectives as internal guidelines to assist in its evaluation of the Company's corporate performance for the year.

              (i) FFO Per Share-Diluted.    The first corporate performance objective was to meet the 2008 published guidance range for FFO-diluted of $5.00 to $5.15 per share. The

      Committee believes FFO per share-diluted is an important supplemental measure and is one of the most commonly utilized performance measures for REITs. For the year ended December 31, 2008, FFO-diluted was $5.50 per share, which exceeded the guidance range and represented a 19% increase from 2007.

              (ii) Financings/Refinancings.    The Committee also established a 2008 objective of completing $1 billion of financings/refinancings. During 2008, 12 financing transactions were completed and our prorata share of the loan proceeds was approximately $1.3 billion. The Committee believes that our excellent relationships with lenders and joint venture partners as developed by our executive officers helped secure advantageous refinancings in 2008. The Committee also noted that $222.8 million of our convertible notes were retired in 2008 at an average 45% discount to the face amount, resulting in a $95 million gain.

              (iii) Leasing.    In addition, the Committee established a regional mall occupancy objective of 92% at December 31, 2008. This objective was met with regional mall occupancy of 92.3% which the Committee viewed as a healthy level in light of the current recession. The Committee also noted that releasing spreads remained strong with starting base rent on new lease signings 24% higher than the expiring base rent.

              Furthermore, the Committee reviewed the progress in the redevelopment/development areas. While acknowledging and supporting the narrowing and redefining of our redevelopment/development opportunities, the Committee recognized the progress made with respect to three key redevelopment properties: Santa Monica Place, The Oaks and Scottsdale Fashion Square. It was noted that the new Santa Monica Place had attracted a Nordstrom and the first ever Bloomingdale's Soho Concept outside Manhattan, while The Oaks welcomed a first to market Nordstrom and Scottsdale Fashion Square will be anchored by Barneys New York. In addition, the Committee reviewed various deals, which were announced throughout 2008, with quality retailers and restaurants at each location.

    Although the Committee was disappointed by our total stockholder return for 2008, the Committee believes 2008 was a productive year especially in light of the difficult economic environment. The Committee noted that our overall operational strength and management's success in meeting the three pre-established corporate performance objectives may have justified a high performance level award in a different year. However, it was the Committee's subjective final analysis that, after considering all performance measures including total stockholder return, our 2008 corporate performance met the target performance level.

              b.    2008 Individual Performance.    The Committee also focused on the 2008 individual performance of our named executive officers with Mr. Arthur Coppola who advised the Committee with respect to the performance of the other executives. The Committee also discussed with Mr. A. Coppola his 2008 performance. As part of this process, the Committee reviewed the general goal statements prepared by each such executive for 2008 and beyond, as well as Mr. A. Coppola's evaluation of the progress made regarding their respective goals. In determining the level of individual performance, the Committee did not pre-establish what criteria would result in a target vs. high performance level but instead subjectively weighed with Mr. A. Coppola the accomplishments and progress of each individual.

              After this review and based on Mr. A. Coppola's recommendation, it was the Committee's view that Messrs. E. Coppola, Grossi, O'Hern and Bayer all had a strong

      2008 performance based on the role each executive played in achieving a variety of our 2008 corporate accomplishments. The Committee noted the leadership of Mr. E. Coppola as he assumed the responsibility of President and continued his integral role as a key partner and advisor to our CEO, especially in the investment area. The Committee also highlighted Mr. Grossi's role in achieving our 2008 leasing objective and addressing tenant bankruptcy and other issues; Mr. O'Hern's success in completing 12 financing transactions and furthering our investor relationships; and Mr. Bayer's important accomplishments with respect to various ongoing legal and litigation matters. Based on this overall review of corporate and individual performance and Mr. A. Coppola's recommendation, the Committee approved a target performance level bonus for each of the above named executive officers. The amount of the annual incentive bonus for our President and these executive vice presidents was set at 200% and 150% respectively, of 2008 base salary.

              Finally, the Committee reviewed the performance of Mr. Arthur Coppola in the same manner as the other named executive officers and highlighted the following key accomplishments in what they viewed as a productive year for Mr. Coppola:

                Arthur Coppola—The Committee believes that Mr. A. Coppola's management and direction of our executive team was critical to our operations and success in 2008, especially, in such an adverse economic environment. The Committee considered, not only his overall responsibilities for overseeing our strategies and operations, but also his new responsibilities in leading our transition as Mr. A. Coppola became Chairman and CEO, following Mace Siegel's retirement as Chairman. The Committee believes Mr. A. Coppola worked well with our management team to successfully insure a smooth transition as Mr. Grossi entered his second year as COO and Mr. E. Coppola became President. The Committee also believes Mr. A. Coppola provided the leadership for our strong 2008 operational results concerning FFO growth, refinancings and leasing. In addition, Mr. A. Coppola was instrumental in dealing with the Mervyn's bankruptcy and the subsequent successful leasing of 23 Mervyn's stores to Kohl's and Forever 21. Furthermore, he oversaw our development/redevelopment department and refocused our efforts on key projects to maximize potential profits for our Company. As a result of these achievements and his new responsibilities, the Committee believes that Mr. A. Coppola had a strong year which warranted a target performance level bonus. His annual incentive bonus was, therefore, set at 200% of his 2008 base salary.

              For 2008, all eligible named executive officers participated in the Restricted Stock/Stock Unit/LTIP Unit Bonus Program and elected in advance to convert all of what would otherwise have been a cash bonus into additional stock units. To preserve share capacity under the 2003 Incentive Plan for certain types of awards, the Committee, however, awarded 66.85% of this total amount in stock units and 33.15% in cash. These grants as well as the continuation of the Restricted Stock/Stock Unit/LTIP Unit Bonus Program were made on a basis that is consistent with our philosophy of granting awards to provide executives with a promise of longer-term rewards directly linked to increased stockholder value.

              The following table shows the annual incentive compensation awarded on March 6, 2009 to the named executive officers for their 2008 performance based on a closing stock price of our Common Stock of $7.17. The table shows the original bonus amount in cash and stock units; the value of the total stock units the executive received under the Restricted Stock/Stock Unit/LTIP Unit Bonus Plan instead of cash; his total number of stock units; the cash portion of his bonus; and his total annual incentive compensation bonus (including total value of stock units and cash). These stock units will vest in equal annual installments over three years.

Annual Incentive Compensation for 2008 Performance

	Original Bonus Amount		Value of Total Units Received in Lieu of Cash Bonus
				Total Number of Stock Units		Total Bonus Amount
Name	Cash	Stock Units			Cash Bonus
Arthur M. Coppola	$950,000	$950,000	$952,548	265,348	$472,452	$2,375,000
Thomas E. O'Hern	$412,500	$412,500	$413,606	115,217	$205,144	$1,031,250
Edward C. Coppola	$800,000	$800,000	$802,146	223,451	$397,854	$2,000,000
Tony Grossi	$450,000	$450,000	$451,207	125,691	$223,793	$1,125,000
Richard A. Bayer	$375,000	$375,000	$376,006	104,743	$186,494	$937,500

          C.    Performance-Based LTIP Unit Awards.

          Each of our named executive officers was granted performance-based LTIP Units in 2006 or, in the case of Mr. Grossi, 2007. As described above, vesting of these LTIP Units is determined as of the end of each year of the three-year measurement period (2007-2009) based on the percentile ranking of our total stockholder return as compared to our peer REITs for that year. The Committee determined in accordance with the 2006 LTIP that none of the performance-based LTIP Units of Messrs. A. Coppola, E. Coppola, Grossi, O'Hern and Bayer vested on December 31, 2008 since our 2008 total stockholder return was below the 50th percentile of the total stockholder return of our peer REITs as a group during the same period. See pages 40-41 of this Proxy Statement for detailed information about the definition of total stockholder return and the vesting of performance-based LTIP Units as well as Appendix II for the list of peer REITs.

          D.    SAR Awards

          In 2008, the Committee added SAR grants for executive and senior officers, which are only exercisable after three years and expire after ten years, as a long-term component of our executive compensation. All March 7, 2008 SAR grants were made on the same basis—1 SAR for each $10 of 2008 base salary, with a base price equal to the closing price on the grant date of $61.17.

        Accounting and Tax Issues.    The Committee considers both the accounting and tax issues raised by the various compensation elements for our Company and our executives.

          Section 162(m).     The Committee's policy with respect to Section 162(m) of the Code has been to make reasonable efforts to design compensation arrangements such that compensation, in the ordinary course, is deductible while preserving the ability to pay incentive compensation that may not be deductible if such compensation in its view is appropriate to incentivize and reward our executives relative to their performance. As the Committee in recent years has increased the use of restricted stock and stock units as a form of incentive compensation, an increasing proportion of the compensation paid to our named executive officers has exceeded the $1,000,000 limitation imposed by Section 162(m). Our restricted stock and stock unit grants have not been performance-based for these tax purposes; consequently, the regular and cumulative vesting, or any accelerated vesting, of one or more awards can result in non-deductible compensation. However, as long as we continue to qualify as a REIT under the Code, the payment of non-deductible compensation should not have material adverse consequences for our Company so long as we continue to distribute at least 90% of our taxable income.

        Stock Ownership Policies.    Our Board believes that our directors and executive officers should have a meaningful investment in our Common Stock in order to more closely align their interests with those of our stockholders. Accordingly, our Board has established (1) a policy that all non-employee directors own at least the lesser of (i) 3,500 shares or (ii) $250,000 of Common Stock by the fourth anniversary of the director's election to our Board and (2) a policy that, within three years of becoming an executive officer, the Chairman of the Board, Vice Chairman of the Board and Chief Executive Officer own Common Stock with a value equal to five times their respective base salaries and that the other named executive officers own Common Stock with a value equal to three times their respective base salaries. These policies also set forth the forms of equity interests in our Company which will count toward stock ownership and allow the Board to approve exceptions from time to time.

Executive Compensation

        The following table and accompanying notes show for our Chief Executive Officer, our Chief Financial Officer and our three next most highly compensated executive officers, as of December 31, 2008, the aggregate compensation paid, awarded, earned or expensed with respect to such persons in 2006, 2007 and 2008. In accordance with the SEC rules, only fiscal 2007 and 2008 information is presented with respect to Mr. Grossi since he was not an executive officer of our Company in 2006. Amounts shown in the columns titled "Stock Awards" and "Option Awards" in the table below reflect the dollar amount recognized by our Company for financial statement reporting purposes using GAAP for these fiscal years in accordance with FAS 123(R).

Summary Compensation Table

Name and Principal Position	Year	Salary ($)(1)		Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)	Total ($)
Arthur M. Coppola,	2008	907,692		1,422,452	3,782,895	198,261	—	—	140,763	6,452,063
Chairman of the Board of	2007	750,000		1,500,000	4,931,515	—	—	—	124,177	7,305,692
Directors and Chief Executive Officer	2006	750,000		750,000	3,255,666	—	—	—	82,904	4,838,570
Thomas E. O'Hern,	2008	528,846		617,644	1,501,448	114,783	—	—	61,975	2,824,696
Senior Executive Vice	2007	450,000		337,500	2,154,776	—	—	—	42,405	2,984,681
President, Chief Financial	2006	450,000		337,500	964,933	—	—	—	86,765	1,839,198
Officer and Treasurer
Edward C. Coppola,	2008	677,885		1,197,854	1,774,315	140,870	—	—	82,097	3,873,021
President	2007	525,000		393,750	2,604,544	—	—	—	42,898	3,566,192
	2006	525,000		393,750	1,237,319	—	—	—	98,976	2,255,045
Tony Grossi,	2008	578,846		673,793	945,884	125,217	—	—	169,367	2,493,107
Senior Executive Vice	2007	471,154	(7)	375,000	1,555,006	—	—	—	145,497	2,546,657
President, Chief Operating	2006	—		—	—	—	—	—	—	—
Officer and Chief Economist(7)
Richard A. Bayer,	2008	478,846		561,494	1,331,866	104,348	—	—	98,143	2,574,697
Senior Executive Vice	2007	400,000		300,000	1,902,848	—	—	—	84,976	2,687,824
President, Chief Legal	2006	400,000		300,000	838,110	—	—	—	78,956	1,617,066
Officer and Secretary

(1)
Includes any amount of salary deferred under our qualified and nonqualified deferred compensation plans. See "Nonqualified Deferred Compensation" table. Effective March 2, 2008, the base salaries for Messrs. A. Coppola, O'Hern, E. Coppola, Grossi and Bayer were increased to $950,000, $550,000, $675,000, $600,000 and $500,000, respectively. In connection with Mr. E. Coppola's promotion to President on September 4, 2008, his salary was raised to $800,000.

(2)
Under the Restricted Stock/Stock Unit/LTIP Unit Bonus Program, participants are offered the opportunity to elect to receive all or a portion of what would otherwise have been a cash bonus in the form of an equity award. Subject to certain conditions, if a participant timely elected to receive an equity award instead of cash, he received an equity award that had a market value (not considering the effect of vesting restrictions) as of the date of the award equal to 1.5 times the amount he would otherwise then receive in cash. Although this column shows the amount of the cash bonus awarded (i) in 2009 for 2008 performance; (ii) in 2008 for 2007 performance; and (iii) in 2007 for 2006 performance, Messrs. A. Coppola, E. Coppola, O'Hern, Grossi and Bayer elected to participate in the Restricted Stock/Stock Unit/LTIP Unit Bonus Program and therefore received additional equity in lieu of their cash bonus. See the "Grants of Plan-Based Awards" table, footnote (1). In accordance with the SEC rules, the original cash bonus amount is set forth under the "Bonus" column even though no cash payment for this original amount was made in 2007, 2008 or 2009. In 2009, to preserve share capacity under the 2003 Incentive Plan, a separate bonus amount was awarded in cash as more fully discussed on page 28 of this Proxy Statement.

  The following chart shows the notional cash amount of the executive's bonus received in equity, the number of shares or units he received under the Restricted Stock/Stock Unit/LTIP Unit Bonus Program instead of this cash bonus, the dollar value of such awards as of the grant date based on the closing price of our Common Stock and, for 2009 only, the amount of the cash bonus he received to preserve share capacity under the 2003 Incentive Plan.

	March 30, 2007/$92.36	March 7, 2008/$61.17	March 6, 2009/$7.17
Arthur M. Coppola	$750,000; 12,181 restricted stock shares ($1,125,000)	$1,500,000; 36,783 LTIP Units ($2,250,000)	$950,000; 132,852 Stock Units ($952,548); $472,452
Thomas E. O'Hern	$337,500; 5,481 restricted stock shares ($506,250)	$337,500; 8,276 LTIP Units ($506,250)	$412,500, 57,686 Stock Units ($413,606); $205,144
Edward C. Coppola	$393,750; 6,395 restricted stock shares ($590,625)	$393,750; 9,655 LTIP Units ($590,625)	$800,000; 111,875 Stock Units ($802,146); $397,854
Tony Grossi	—	$375,000; 9,196 LTIP Units ($562,500)	$450,000; 62,930 Stock Units ($451,207); $223,793
Richard A. Bayer	$300,000; 4,872 restricted stock shares ($450,000)	$300,000; 7,357 LTIP Units ($450,000)	$375,000; 52,442 Stock Units ($376,006); $186,494

  For information about the annual incentive compensation awarded for 2008 performance, see pages 26-29 of this Proxy Statement.

(3)
The amounts represent the dollar amount recognized for financial statement reporting purposes using GAAP for the fiscal year ended December 31, 2008, December 31, 2007 and December 31, 2006, respectively, in accordance with FAS 123(R), of:

  (i)
  restricted stock awards granted under our 2003 Incentive Plan, which include amounts from awards granted in (with respect to the reporting years 2007 and 2006) and prior to the applicable reporting year and include shares of restricted stock that were received in lieu of cash bonuses under the Restricted Stock/Stock Unit/LTIP Unit Bonus Program,

  (ii)
  performance-based LTIP Units granted under our 2006 LTIP and 2003 Incentive Plan, which consist of amounts from the awards granted in 2006 to Messers. A. Coppola, E. Coppola, O'Hern and Bayer and in 2007 to Mr. Grossi, and

  (iii)
  with respect to the reporting year 2008, service-based LTIP Units granted under our 2006 LTIP and 2003 Incentive Plan, which consist of amounts from awards granted in 2008 and include LTIP Units that were received in lieu of cash bonuses under the Restricted Stock/Stock Unit/LTIP Unit Bonus Program.

  Any estimated forfeitures were excluded from the determination of these amounts and there were no forfeitures of awards during 2008, 2007 or 2006 by our named executive officers. Assumptions used in the calculation of these amounts are set forth in footnote 16 to our audited financial statements for the fiscal year ended December 31, 2008 included in our Annual Report on Form 10-K filed with the SEC on February 27, 2009. Restricted stock awards and service-based LTIP Units vest over a three-year period, with 33 1/3% of the shares vesting on or about each of the first, second and third anniversaries of the grant date. In addition, performance-based LTIP Units vest in two cumulative stages as more fully described on pages 40-41 of this Proxy Statement.

(4)
The amounts represent the dollar amount recognized for financial statement reporting purposes using GAAP for the fiscal year ended December 31, 2008 in accordance with FAS 123(R), of SAR awards granted in 2008 under our 2003 Incentive Plan. Any estimated forfeitures were excluded from the determination of these amounts and there were no forfeitures of awards during 2008 by our named executive officers. Assumptions used in the calculation of these amounts are set forth in footnote 16 to our audited financial statements for the fiscal year ended December 31, 2008 included in our Annual Report on Form 10-K filed with the SEC on February 27, 2009. The SARs awards will vest on March 15, 2011.

(5)
None of the earnings on the deferred compensation were considered above-market or preferential as determined under SEC rules.

(6)
"All Other Compensation" includes the following components for 2008:

	Matching Contributions under 401(k) Plan $	Matching Contributions under Nonqualified Deferred Compensation Plans $	Life Insurance Premiums $	Other Welfare Benefit Premiums $	Use of Private Aircraft $	Relocation- Related Payments $
Arthur M. Coppola	—	—	900	14,826	125,037	—
Thomas E. O'Hern	9,200	25,144	12,805	14,826	—	—
Edward C. Coppola	—	—	900	14,826	66,371	—
Tony Grossi	3,865	7,645	16,354	12,300	—	129,203
Richard A. Bayer	8,808	53,942	20,567	14,826	—	—

  Matching Contributions.    Amounts shown include matching deferred compensation contributions by our Company as determined by our Board of Directors annually under certain deferred compensation plans and matching contributions by our Company under our 401(k) Plan. The amount of the matching contributions under these plans is determined in the same manner for all plan participants. See the "Nonqualified Deferred Compensation" table.

  Other Welfare Benefit Premiums.    Amounts shown reflect the premiums paid by our Company for health and disability insurance.

  Private Aircraft Use.    Amounts shown reflect the incremental cost to our Company of such executive's personal use of a private aircraft in which our Company owns a fractional interest. The incremental cost is determined by using the amount our Company is billed for such use less any portion reimbursed by the executives and such amount may include: landing fees, parking and flight planning expenses; crew travel expenses; supplies and catering; aircraft fuel and oil expenses; maintenance, parts and external labor (inspections and repairs); engine insurance expenses; position flight costs; and passenger ground transportation. Since the aircraft is used primarily for business travel, our Company does not include the fixed costs that do not change based on usage, such as management fees and the acquisition costs.

  Relocation-Related Payments.    Amount shown reflects relocation-related payments, which include payment of the commission on the sale of his home in Canada of $94,497.

(7)
Mr. Grossi began his employment with our Company on January 8, 2007. His annualized base salary for 2007 was $500,000. His employment agreement provides that his salary may be increased but not decreased during the term of his agreement.

Grants of Plan-Based Awards

        The following table provides information regarding our service-based LTIP Units granted to our named executive officers in 2008 as their annual incentive compensation award for their performance in 2007. Also included is information regarding our SARs granted in 2008 as a long-term incentive award. For information regarding the annual incentive compensation granted to our named executive officers for their 2008 performance, see pages 26-29 of this Proxy Statement and footnote (1) below.

								All Other Stock Awards: Number of Shares of Stock or Units (#)(1)	All Other Option Awards: Number of Securities Underlying Options (#)(2)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards					Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(3)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Arthur M. Coppola	3/07/08	—	—	—	—	—	—	61,305	—	—	3,750,027
	3/07/08	—	—	—	—	—	—	—	95,000	61.17	729,600
Thomas E. O'Hern	3/07/08	—	—	—	—	—	—	13,794	—	—	843,779
	3/07/08	—	—	—	—	—	—	—	55,000	61.17	422,400
Edward C. Coppola	3/07/08	—	—	—	—	—	—	16,093	—	—	984,409
	3/07/08	—	—	—	—	—	—	—	67,500	61.17	518,400
Tony Grossi	3/07/08	—	—	—	—	—	—	15,327	—	—	937,553
	3/07/08	—	—	—	—	—	—	—	60,000	61.17	460,800
Richard A. Bayer	3/07/08	—	—	—	—	—	—	12,261	—	—	750,005
	3/07/08	—	—	—	—	—	—	—	50,000	61.17	384,000

(1)
These awards are service-based LTIP Units granted under our 2006 LTIP and 2003 Incentive Plan and represent the annual incentive compensation award for each executive based on 2007 performance. The awards in this column also include any additional LTIP Units that were received in lieu of cash bonuses earned for 2007 performance under the Restricted Stock/Stock Unit/LTIP Unit Bonus Program but granted in 2008. All of these awards vest over a three-year period, with 33 1/3% of the LTIP Units vesting in equal annual installments. LTIP Units though do not realize their full economic value until certain conditions are met as described on page 40 of this Proxy Statement. These conditions have not yet been met. Distributions are payable on the LTIP Units to the same extent and on the same date that distributions are paid on common OP Units of our Operating Partnership. LTIP Units have the same voting rights as common OP Units of our Operating Partnership.

  The awards to our named executive officers for annual incentive compensation for 2008 performance were made on March 6, 2009 and consist of stock unit awards, which vest over a three-year period in equal annual installments. Stock units have no voting rights and have dividend equivalent rights in the same amount as the dividend payable to holders of Common Stock. The annual incentive compensation awards for 2008 performance (which, in accordance with SEC rules, will be included in the Grants of Plan-Based Awards Table in our 2010 proxy statement) are as follows:

Name	Grant Date	Stock Unit Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock Unit Awards ($)(3)
Arthur M. Coppola	3/06/09	265,348	1,902,548
Thomas E. O'Hern	3/06/09	115,217	826,106
Edward C. Coppola	3/06/09	223,451	1,602,146
Tony Grossi	3/06/09	125,691	901,207
Richard A. Bayer	3/06/09	104,743	751,006

  For more detailed information about the annual incentive compensation awarded for 2008 performance, see pages 26-29 of this Proxy Statement.

(2)
All awards in this column relate to SAR awards granted under the 2003 Incentive Plan as a long-term incentive award.

(3)
The grant date fair value of these awards was calculated in accordance with FAS 123(R).

Outstanding Equity Awards at December 31, 2008

        The following table provides information on the holdings of our named executive officers of SARs, options, restricted stock, and unvested performance-based and service-based LTIP Unit awards as of December 31, 2008.

						Stock Awards(1)
										Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(5)
	Option Awards(1)
									Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#)(2) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(3)
Arthur M. Coppola	—	95,000	—	61.17	3/7/18	21,986	(6)	399,266	57,174	1,038,280
	—	—	—	—	—	61,305	(7)	1,113,299	—	—
Thomas E. O'Hern	—	55,000	—	61.17	3/7/18	9,895	(8)	179,693	28,588	519,158
	—	—	—	—	—	13,794	(9)	250,499	—	—
Edward C. Coppola	—	67,500	—	61.17	3/7/18	11,541	(10)	209,585	33,352	605,672
	—	—	—	—	—	16,093	(11)	292,249	—	—
Tony Grossi	—	60,000	—	61.17	3/7/18	15,327	(12)	278,338	29,228	530,780
Richard A. Bayer	6,434	—	—	23.375	2/19/09	8,792	(13)	159,663	25,411	461,464
	—	50,000	—	61.17	3/7/18	12,261	(14)	222,660	—	—

(1)
This table does not include grants made to these executives on March 6, 2009 of stock units for their 2008 performance. Such grants are described in footnote (1) of the Grants of Plan-Based Awards table and in the "Compensation Discussion and Analysis" section on page 29 of this Proxy Statement.

(2)
This column represents SAR awards which will vest on March 15, 2011.

(3)
The market value is based upon the closing price of our Common Stock on the NYSE on December 31, 2008 of $18.16. The awards in this column consist of restricted stock and service-based LTIP Units and include any additional shares of restricted stock and service-based LTIP Units that were received in lieu of cash bonuses under the Restricted Stock/Stock Unit/LTIP Unit Bonus Program. Although these LTIP Units have not vested, for purposes of this table, it is assumed that one service-based LTIP Unit represents the economic equivalent of one share of Common Stock. These LTIP Units do not realize their full economic value until certain conditions are met as described on page 40 of this Proxy Statement and such conditions have not yet been met.

(4)
The Equity Incentive Plan Awards in this table reflect performance-based LTIP Units granted on October 26, 2006 to all named executive officers, other than Mr. Grossi and performance-based LTIP Units granted on January 8, 2007 to Mr. Grossi.

(5)
The vesting of the performance-based LTIP Units occurs in two cumulative stages as described on pages 40-41 of this Proxy Statement. Although these LTIP Units have not vested, for purposes of this table, it is assumed that one performance-based LTIP Unit represents the economic equivalent of one share of Common Stock. The market value is based upon the closing price of our Common Stock on the NYSE on December 31, 2008 of $18.16. The LTIP Units do not realize their full economic value until certain conditions are met as described on page 40 of this Proxy Statement. These conditions have been met for all performance-based LTIP Units, except for those held by Mr. Grossi, including his 14,396 vested performance-based LTIP Units.

(6)
Includes 15,219 shares of restricted stock that vested on March 31, 2009 and 6,767 shares of restricted stock that will vest on March 31, 2010.

(7)
Includes 20,435 service-based LTIP Units that vested on March 13, 2009, 20,435 service-based LTIP Units that will vest on March 15, 2010 and 20,435 service-based LTIP Units that will vest on March 15, 2011.

(8)
Includes 6,848 shares of restricted stock that vested on March 31, 2009 and 3,047 shares of restricted stock that will vest on March 31, 2010.

(9)
Includes 4,598 service-based LTIP Units that vested on March 13, 2009, 4,598 service-based LTIP Units that will vest on March 15, 2010 and 4,598 service-based LTIP Units that will vest on March 15, 2011.

(10)
Includes 7,989 shares of restricted stock that vested on March 31, 2009 and 3,552 shares of restricted stock that will vest on March 31, 2010.

(11)
Includes 5,364 service-based LTIP Units that vested on March 13, 2009, 5,364 service-based LTIP Units that will vest on March 15, 2010 and 5,365 service-based LTIP Units that will vest on March 15, 2011.

(12)
Includes 5,109 service-based LTIP Units that vested on March 13, 2009, 5,109 service-based LTIP Units that will vest on March 15, 2010 and 5,109 service-based LTIP Units that will vest on March 15, 2011.

(13)
Includes 6,087 shares of restricted stock that vested on March 31, 2009 and 2,705 shares of restricted stock that will vest on March 31, 2010.

(14)
Includes 4,087 service-based LTIP Units that vested on March 13, 2009, 4,087 service-based LTIP Units that will vest on March 15, 2010 and 4,087 service-based LTIP Units that will vest on March 15, 2011.

Option Exercises and Stock Vested

        The following table shows information for each of our named executive officers regarding the value of options exercised and restricted stock vested during 2008. No other types of equity awards held by our named executive officers were exercised or vested during 2008.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)(1)
Arthur M. Coppola	295,722	10,082,642	35,550	(2)	2,498,099	(2)
Thomas E. O'Hern	—	—	13,417	(3)	942,813	(3)
Edward C. Coppola	27,166	1,120,782	17,375	(4)	1,220,941	(4)
Tony Grossi	—	—	—		—
Richard A. Bayer	—	—	11,717	(5)	823,330	(5)

(1)
This number includes the vesting of shares of restricted stock (including any additional shares of restricted stock that were received in lieu of cash bonuses under the Restricted Stock/Stock Unit/LTIP Unit Bonus Program and vested during 2008). An individual, upon vesting of restricted stock, does not receive cash equal to the amount contained in the Value Realized column of this table. Instead, the amounts contained in the Value Realized column reflect the market value of our Common Stock on the applicable vesting date.

(2)
This number represents the vesting of 35,550 shares of restricted stock.

(3)
This number represents the vesting of 13,417 shares of restricted stock.

(4)
This number represents the vesting of 17,375 shares of restricted stock.

(5)
This number represents the vesting of 11,717 shares of restricted stock.

Nonqualified Deferred Compensation

        Certain of our named executive officers participate in our 2005 Deferred Compensation Plan for Senior Executives, referred to as our "2005 Plan" and our Deferred Compensation Plan for Senior Executives, which governs deferred compensation elections and contributions made prior to 2005. These two plans are collectively referred to as our "Deferred Compensation Plans." In addition, our Company has an Executive Officer Deferral Plan, referred to as our "Executive Officer Plan," which was suspended in 2003 and in which Messrs. A. Coppola and E. Coppola currently have account balances. The following table provides information with respect to our named executive officers for these plans for fiscal year 2008.

Name	Executive Contributions in 2008 ($)(1)	Registrant Contributions in 2008 ($)(2)	Aggregate Earnings in 2008 ($)(3)	Aggregate Withdrawals/ Distributions during 2008 ($)	Aggregate Balance at 12/31/08 ($)(4)
Arthur M. Coppola	—	—	—	—	1,984,900
Thomas E. O'Hern	100,577	25,144	(510,520)	—	998,962
Edward C. Coppola	—	—	(175,866)	—	1,847,757
Tony Grossi	30,580	7,645	(15,525)	—	44,783
Richard A. Bayer	239,423	53,942	(300,846)	—	613,384

(1)
The amounts in this column are included in the "Salary" column of the Summary Compensation Table.

(2)
Our Company's contributions to the Deferred Compensation Plans are included in the "All Other Compensation" column of the Summary Compensation Table.

(3)
None of the earnings set forth in this column are considered above-market or preferential as determined under SEC rules, and therefore none of such amounts are reflected in the Summary Compensation Table.

(4)
The following table reflects the contributions made by our Company and each of these executives under our Deferred Compensation Plans that were previously reported as compensation in our Summary Compensation Table for 2006 and 2007.

	Executive Contributions ($)		Registrant Contributions ($)
Name	2006	2007	2006	2007
Arthur M. Coppola	—	—	—	—
Thomas E. O'Hern	110,866	29,423	27,715	7,355
Edward C. Coppola	—	—	—	—
Tony Grossi	—	17,672	—	4,419
Richard A. Bayer	129,229	194,768	34,023	48,692

Description of Nonqualified Deferred Compensation Plans.

a.
The Deferred Compensation Plans.

        As of December 31, 2008, Messrs. O'Hern, E. Coppola, Grossi and Bayer had account balances under our Deferred Compensation Plans. Under the 2005 Plan, our key executives who satisfy certain eligibility requirements may make annual irrevocable elections to defer a specified portion of their base salary (up to 50%) and bonus (up to 100%) to be earned during the following calendar year. Our Company will credit an amount equal to the compensation deferred by a participant to that participant's deferral account under the 2005 Plan. In addition, our Company may credit matching amounts to an account established for each participant in an amount equal to a percentage, established by our Company in its sole discretion prior to the beginning of the plan year, of the amount of compensation deferred by each participant under the plan. For 2008, our Company matched 25% of the amount of salary and bonus deferred up to a limit of 5% of total salary and bonus.

        Account balances under the Deferred Compensation Plans will be credited with income, gains and losses based on the performance of investment funds selected by the participant from a list of funds designated by our Company. The amounts credited to participants' deferred accounts and Company matching accounts are at all times 100% vested. Participants will be eligible to receive distributions of the amounts credited to their accounts before, at or after their termination of employment in a lump sum or installments pursuant to elections made under the rules of the Deferred Compensation Plans. Changes to these elections under the Plans may be made under limited circumstances. Under the 2005 Plan, key employees who have elected a lump sum payment at termination of employment must wait six months after termination, other than as a result of death, to receive a distribution. Employees who are eligible to participate in the 2005 Plan may also be eligible for life insurance coverage in an amount equal to two times their annual salaries.

b.
Executive Officer Plan.

        As of December 31, 2008, only Messrs. A. Coppola and E. Coppola had account balances under our Executive Officer Plan and all amounts in these accounts are fully vested. The Executive Officer Plan allowed eligible participants to defer a portion of their salary (up to 100%) and to receive a matching contribution equal to a discretionary percentage of the amount of salary deferred by the participant. Our Executive Officer Plan provided that a participant was 25% vested in the amount of salary deferred and matching contribution made by our Company every January 1, beginning January 1 of the year following the year in which the salary deferrals and matching contributions were made. As of the plan year 2003, all deferred contributions made by the participants and the matching contributions made by our Company were suspended under our Executive Officer Plan. Therefore, no participant deferral contributions or Company matching contributions were made to our Executive Officer Plan in 2008. Generally, the account balances in our Executive Officer Plan are not credited with income, gains and losses. Participants will be eligible to receive distributions of the amounts credited to their accounts pursuant to elections made under the rules of our Executive Officer Plan.

Discussion of Summary Compensation and Grants of Plan-Based Awards Table

        Our executive compensation policies and practices, pursuant to which the compensation set forth in the Summary Compensation Tables and the Grants of Plan-Based Awards Table was paid, awarded, earned or expensed are generally described under "Compensation Discussion and Analysis" and in the footnotes to the compensation tables. The material terms of our 2006 LTIP pursuant to which LTIP Units are granted are described below. There are no employment agreements with the named executive officers, except with Mr. Grossi which our Company entered into on November 1, 2006, in connection with his hiring as our Chief Operating Officer. Mr. Grossi's employment agreement provides for a three-year term ending December 31, 2009. There are management continuity agreements with all of our named executive officers. On October 26, 2006, our Company entered into a management continuity agreement with Mr. A. Coppola and amended and restated management continuity agreements with Messrs. E. Coppola, O'Hern and Bayer and on January 8, 2007, our Company entered into a management continuity agreement with Mr. Grossi. Mr. Grossi's employment agreement provides severance benefits and the management continuity agreements provide change of control benefits for each such executive officer, which are more fully described under "Potential Payments Upon Termination or Change of Control." All of these agreements were amended in December 2008 to comply with Section 409A of the Code. These amendments did not increase the intended benefits to the named executive officers under these agreements.

LTIP Unit Awards

        LTIP Units of our Operating Partnership are structured to qualify as "profits interests" for federal income tax purposes. Accordingly, LTIP Units initially do not have full parity, on a per unit basis, with our Operating Partnership's common OP Units with respect to liquidating distributions. Upon the occurrence of specified events, the LTIP Units can over time achieve full parity with the common OP Units, at which time LTIP Units are convertible, subject to the satisfaction of applicable vesting conditions, on a one-for-one basis into common OP Units. LTIP Units that have been converted into common OP Units and have become vested are redeemable by the holder for shares of Common Stock on a one-for-one basis or the cash value of such shares, at our Company's election. LTIP Units may be subject to performance-based vesting or service-based vesting.

a.
Performance-Based LTIP Units.

        Certain of our LTIP Units are subject to performance-based vesting over a three-year measurement period ending December 31, 2009. Messrs. A. Coppola, E. Coppola, O'Hern and Bayer were granted performance-based LTIP Units in October 2006 and Mr. Grossi was granted performance-based LTIP Units in January 2007. These LTIP Units were issued prior to the determination of performance-based vesting, but remain subject to forfeiture to the extent that less than the full number of LTIP Units awarded become vested over the three-year performance measurement period. These LTIP Units vest based on our percentile ranking in terms of our total stockholder return per share of Common Stock relative to the total stockholder return of our peer REITs, as measured at the end of each year (2007, 2008 and 2009) of the three year measurement period, each referred to as a "Vesting Year." (Our peer REITs are listed on Appendix II). Total stockholder return is measured by the total percentage return per share achieved by the common shares of our Company or such peer REIT and assumes reinvestment of all dividends and distributions.

        The vesting of the performance-based LTIP Units occurs in two cumulative stages. In the first stage, following the end of each Vesting Year, the Compensation Committee will determine our performance and the performance of each of our peer REITs for the applicable Vesting Year and, depending on our total stockholder return relative to the total stockholder return of our peer REITs, vesting of these LTIP Units will occur as follows:

Company's Percentile Ranking	Vesting
Less than 50%	0%
Equal to or greater than 50% and less than 60%	20%
Equal to or greater than 60% and less than 70%	33%
Equal to or greater than 70%	50%

        The second stage of vesting of our performance-based LTIP Units occurs at the end of the three year vesting period or earlier in the event of a change of control or qualified termination of employment, referred to as the "Final Vesting Date." The Compensation Committee will determine our performance and the performance of each of our peer REITs for the entire three year period (or the entire period beginning on January 1, 2007 and ending on the Final Vesting Date, if shorter) and perform the following calculation:

    if
    (1) for the entire vesting period our total stockholder return is at or above the 40th percentile of the total stockholder return of our peer REITs, but below the 60th percentile, and

      (2) less than 50% of the award recipient's LTIP Units have become vested in the aggregate in the first stage, then that number of additional LTIP Units will vest as of the Final Vesting Date which is sufficient to bring the number of vested LTIP Units to 50% of the award recipient's total LTIP Units; or

    if
    (1) for the entire vesting period our total stockholder return is at or above the 60th percentile of the total stockholder return of our peer REITs, and

      (2) less than 100% of the award recipient's LTIP Units have become vested in the aggregate in the first stage, then that number of additional LTIP Units will vest as of the Final Vesting Date which is sufficient to bring the number of vested LTIP Units to 100% of the award recipient's total LTIP Units.

        The Compensation Committee may, upon consideration of the statistical distribution of our peer REITs within the full range of total stockholder return for any applicable period, exercise its reasonable discretion to allow for vesting of performance-based LTIP Units on a basis other than a strict mathematical calculation of percentiles. All unvested performance-based LTIP Units will be forfeited as of the Final Vesting Date.

b.
Service-Based LTIP Units.

        Service-based LTIP Units vest in equal annual installments over a three-year period and are issued as part of our annual incentive compensation.

c.
General Terms.

        Vesting is conditioned upon the award recipient remaining an employee of our Company through the applicable vesting dates, and subject to acceleration of vesting with respect to service-based LTIP Units, or acceleration of the determination of vesting with respect to performance-based LTIP Units, in the event of a change of control of our Company or termination of the award recipient's service relationship with our Company under specified circumstances, including death, disability and, as applicable, termination by our Company without cause.

        Regular and other non-liquidating distributions will be made with respect to the LTIP Units from the date of their issuance to the award recipient. Distributions will be in the same amount and at the same time as those made with respect to common OP Units, which are equal to the regular dividends and other distributions paid on an equal number of shares of Common Stock. At the end of the vesting period and upon the final determination of performance-based vesting, as applicable, distributions will continue to be made only to the extent that the LTIP Units have become vested.

Potential Payments Upon Termination or Change of Control

        The following section describes potential payments and benefits to our named executive officers under our compensation and benefit plans and arrangements upon termination of employment or a change of control of our Company as of December 31, 2008. In addition, certain of our compensatory plans contain provisions regarding the acceleration of vesting of equity awards. The Compensation Committee under certain circumstances is authorized to accelerate the vesting of stock options and SARs and to modify outstanding stock options and SARs. The Compensation Committee also has the authority to accelerate vesting of restricted stock, stock units and LTIP Units as well as authorize discretionary severance payments to our named executive officers upon termination.

        None of our named executive officers has an employment agreement with our Company, except Mr. Grossi. Messrs. A. Coppola, O'Hern, E. Coppola, Grossi and Bayer have each entered into a management continuity agreement. Each of these agreements provides for severance and/or change in control benefits as described below.

        Regardless of the manner in which a named executive officer's employment terminates, he is entitled to receive all accrued, vested or earned but deferred compensation and benefits during his term of employment. The information below sets forth the additional payments and/or benefits to our named executive officers under the specified circumstances.

Payments Made/Benefits Received Upon Termination

  a.
  With Cause

  •
  If a named executive officer's employment is terminated with cause, he will forfeit all unvested options, SARs, restricted stock, stock units and LTIP Units as of the termination date.

  b.
  Without Cause

  •
  If a named executive officer's employment is terminated for any reason, other than the death, disability, resignation or retirement of such officer or with cause,

  (1)
  his stock options, SARs, restricted stock, stock units and service-based LTIP Units that have not vested as of such termination date will be forfeited,

  (2)
  he will have three months (or such other period in the Compensation Committee's discretion) from the termination date to exercise vested options and SARs, subject to specified limitations, and

  (3)
  his performance-based LTIP Units will be subject to an accelerated vesting determination. (This will also occur if the executive terminates his employment for good reason.)

  •
  In addition, during the term of Mr. Grossi's employment agreement (which is scheduled to end on December 31, 2009), he will receive a lump sum payment equal to two times the aggregate of his (1) base salary (which is deemed for these purposes under the agreement to be $600,000) and (2) target bonus for one year (which is deemed for these purposes under the agreement to be $900,000), less standard withholdings and deductions. Furthermore, if at any time during the 24 months immediately following the term of his employment agreement, Mr. Grossi's employment is terminated by our Company other than for death, disability or cause, he will receive a pro rata portion of the above amount based on the number of months remaining in such 24 month period. In either circumstance, payments of such amounts are conditioned upon receipt of a standard employee release and settlement agreement.

Payments Made/Benefits Received Upon Resignation

        In the event of the resignation of a named executive officer,

  •
  his stock options, SARs, restricted stock, stock units, service-based and performance-based LTIP Units that have not vested as of such termination date will be forfeited, and

  •
  he will have three months (or such other period in the Compensation Committee's discretion) from the termination date to exercise vested options and SARs, subject to specified limitations.

Payments Made/Benefits Received Upon Retirement

        In the event of the retirement of a named executive officer,

  •
  under our current retirement policy, all outstanding options, SARs, restricted stock, stock units and service-based LTIP Units will continue to vest in accordance with the vesting schedule originally set forth in his award agreement provided the named executive officer retires at 55 or older, has at least ten years of service with our Company and has not been directly or indirectly employed by a competitor at any time after his retirement.

  •
  he will forfeit all unvested performance-based LTIP Units unless the Compensation Committee determines in its sole discretion to provide for partial or complete vesting of his performance-based LTIP Units.

  •
  if a named executive officer does not meet the requirements for retirement under our current retirement policy and the Compensation Committee does not otherwise provide:

  •
  his stock options, SARs, restricted stock, stock units and service-based LTIP Units that have not vested as of his retirement date will be forfeited, and

  •
  he will have 12 months (or such other period in the Compensation Committee's discretion) from his retirement date to exercise vested options and SARs, subject to specified limitations.

Payments Made/Benefits Received Upon Death or Disability

        In the event of death or disability of a named executive officer while employed,

  •
  his benefits under our long-term disability plan or payments under our life insurance plan(s), as appropriate, will be distributed,

  •
  his vested stock options or SARs may be exercised for twelve months after the date of his disability or death,

  •
  his unvested restricted stock, stock units, or service-based LTIP Units will immediately vest, and

  •
  his unvested performance-based LTIP Units will be subject to an accelerated vesting determination.

  •
  In addition, Mr. Grossi or his beneficiaries, as applicable, will receive in a lump sum his annual base salary for the remainder of the term of his employment agreement (which is scheduled to end on December 31, 2009).

Payments Made/Benefits Received Upon Change of Control

  Management Continuity Agreements

        The management continuity agreements provide that if, within two years following a change of control, the executive officer's employment is terminated by us for no reason or any reason other than for cause, by reason of death or disability or by the executive for good reason, such executive officer will be entitled to receive an amount equal to three times the sum of:

  (1)
  the executive's base salary; and

  (2)
  the amount of the highest cash and stock/unit portion of the executive's annual incentive bonus (which shall include any supplemental or special cash and/or stock/unit bonus) awarded for performance for each of the three preceding fiscal years, referred to as the "Bonus Amount."

  In addition, the executive will receive all accrued obligations, including a pro rata share of the Bonus Amount for the applicable bonus year. The Bonus Amount shall also include,

    (1)
    any cash portion of an incentive bonus which the executive has elected to convert into restricted stock, stock units or service-based LTIP Units under the Restricted Stock/Stock Unit/LTIP Unit Bonus Program or other comparable, optional stock-in-lieu of cash benefit programs; and

    (2)
    the value of any outstanding performance-based LTIP Units that vest during the applicable year as provided in any LTIP Unit award agreement.

        Our Company will also generally continue welfare benefits for the executive officer and his family at least equal to, and at the same after-tax cost to the executive officer and/or his family, as those that would have been provided to them in accordance with the plans, programs, practices and policies as in effect immediately prior to the change of control, generally until up to the third anniversary of the termination date.

        Upon a change of control, any shares of restricted stock, stock units or service-based LTIP Units held by the executive that remain unvested shall immediately vest, any unvested stock options or SARs held by the executive shall vest in full and be immediately exercisable and any outstanding performance-based LTIP Units shall vest as provided in the applicable award agreement. See "Discussion of Summary Compensation and Grants of Plan-Based Awards Table—Performance-Based LTIP Units." Any such stock options or SARs shall remain exercisable for a period at least until the first to occur of (1) the expiration of the full term of the option or SAR and (2) one year after the date on which the change of control occurs.

  •
  "Good reason" means an action taken by our Company resulting in a material negative change in the employment relationship and generally includes the assignment to the executive of any duties materially inconsistent in any respect with the executive's position, authority, duties or responsibilities or any other material diminution in such position, authority, duties or responsibilities, one or more reductions in base salary that, individually or in the aggregate, exceed 10%, a change in his principal office location, material modification of bonus, benefit plans or fringe benefits or material breach of the management continuity agreement or any employment agreement by our Company or its successors or assigns.

  •
  "Change of control" generally requires a corporate transaction involving a 40% or greater change in ownership, certain majority changes in our Board of Directors or with limited exceptions the acquisition of 33% or more of our outstanding shares of Common Stock or voting securities by any person.

  •
  "Cause" generally includes for each executive (1) a failure to perform in a material respect without proper cause his obligations under the management continuity agreement or any written employment agreement, (2) a felony conviction or a plea of guilty or nolo contendere to a felony, or (3) an act of fraud, dishonesty or gross misconduct materially injurious to our Company.

        In addition, the management continuity agreements provide that if any payment by our Company to or for the benefit of the executive (whether pursuant to the terms of the management continuity agreement or otherwise) would be subject to an excise tax imposed under certain provisions of the Code or any interest or penalties with respect thereto, referred to as the "Excise Tax," then the executive shall be entitled to receive a gross-up payment in an amount so that the executive is in the same after-tax position as if there were no Excise Tax. The executive will not receive this gross-up payment if the parachute value of all such payments does not exceed 110% of an amount equal to 2.99 times the executive's "base amount" referred to as the "Safe Harbor Amount." In such event, the amounts payable under the management continuity agreement shall be reduced so that the parachute value of all payments to the executive, in the aggregate, equals the Safe Harbor Amount.

        These management continuity agreements were amended in December 2008 to comply with Section 409A of the Code. These amendments did not increase the intended benefits to our named executive officers under these agreements. As a result of these amendments and depending on the circumstances at the time of a change of control, certain of these payments and/or the vesting of awards may be delayed.

        Under the management continuity agreements, each executive has agreed to certain covenants, including confidentiality in perpetuity and non-solicitation for two years after the later of termination of his employment or the expiration of the management continuity agreement. Mr. Grossi also has a confidentiality provision in his employment agreement which survives his termination of employment.

Termination/Change of Control Payments Table

        The following table provides the potential payments and benefits to the named executive officers upon termination of employment or a change of control, assuming such event occurred on December 31, 2008. These numbers do not reflect the actual amounts that may be paid to such persons, which will only be known at the time that they become eligible for payment and will only be payable if the specified event occurs.

  Items Not Reflected in Table.

        The following items are not reflected in the table set forth below:

  •
  Accrued salary, bonus, personal time and vacation.

  •
  Costs of COBRA or any other mandated governmental assistance program to former employees.

  •
  Welfare benefits, including life insurance, provided to all salaried employees.

  •
  Amounts outstanding under our 401(k) plan or deferred compensation plans. There are no special or enhanced benefits under these plans for our named executive officers, and all of such participating officers are fully vested in these plans. See "Nonqualified Deferred Compensation" table.

  Change of Control Payments—Code Section 280G valuation.

        For purposes of the table below, our Company engaged PricewaterhouseCoopers, LLP to estimate the Excise Tax gross-up payment to be paid by our Company arising under Code Section 280G in connection with the management continuity agreements. Code Section 280G imposes tax sanctions for payments made by our Company that are contingent upon a change of control and equal to or greater than three times an executive's most recent five-year average annual taxable compensation referred to as the "base amount." If tax sanctions apply, all payments above the base amount become subject to a 20% excise tax. Key assumptions of the analysis include:

  •
  Change of control and termination of employment occurs as of December 31, 2008 and the bonus amount is based on amounts for the fiscal years ended December 31, 2005, 2006 and 2007; and

  •
  The only applicable payments are cash severance (3x salary plus annual bonus, with the bonus being the highest bonus awarded for the prior three fiscal years and including the value of any performance-based LTIPs that vest during the applicable year), a prorata bonus based on amount of time employed during 2008, welfare benefits, the accelerated vesting of restricted stock and service-based LTIP Units and the accelerated vesting determination of performance-based LTIP Units.

  Other Notes Applicable to the Table

  •
  For accelerated vesting of restricted stock and service-based LTIP Units, the table reflects the intrinsic value of such acceleration, which for each unvested share or unit is $18.16, which represents the closing price of our Common Stock on the NYSE on December 31, 2008. No stock units were outstanding as of December 31, 2008.

  •
  Any stock options held by these executive officers were fully vested. None of the outstanding SARs were vested as of December 31, 2008 and in each case the base price of the SAR was greater than the closing price of our Common Stock on that date.

  •
  Upon retirement, if certain conditions are met as described on page 43 of this Proxy Statement, unvested restricted stock, service-based LTIP Units, stock units and SARs will continue to vest in accordance with the vesting schedule in the award agreement. As of December 31, 2008, Messrs. A. Coppola and Bayer met the conditions for retirement under our retirement policy.

  •
  For the accelerated determination of vesting of performance-based LTIP Units in accordance with the 2006 LTIP, the table reflects no vesting of the remaining 67% of the unvested LTIP Units since our total stockholder return for the period ended December 31, 2008 was below the 40th percentile of the total stockholder return of our peer REITs.

  •
  Life insurance amounts only reflect policies paid for by our Company and in effect on December 31, 2008.

  •
  The table assumes that a "disability" is of a long-term nature, which triggers vesting of equity awards, the accelerated vesting determination of performance-based LTIP Units and payments under Mr. Grossi's employment agreement.

  •
  Messrs. A. Coppola and E. Coppola also have death benefit coverage under a split-dollar life insurance policy. No premiums have been paid by our Company under this policy since July 30, 2002. At the time of their death, the total premiums our Company previously paid for the policies will be recovered and the remaining death benefits will be paid to their designated beneficiaries.

 Termination/Change of Control Payments

	Cash Severance ($)		Miscellaneous Benefits ($)		Service- Based Awards ($)(1)	Performance- Based Awards ($)(2)		Life Insurance Proceeds ($)	280G Tax Gross-Up ($)	Total ($)
Arthur M. Coppola
Termination with cause	—		—		—	—		—	—	—
Termination without cause	—		—		—	—	(5)	—	—	—
Resignation	—		—		—	—		—	—	—
Retirement	—		—		—	—		—	—	—
Death	—		—		1,512,585	—		—	—	1,512,585
Disability	—		(3)		1,512,585	—		—	—	1,512,585
Change of control	—		—		1,512,585	—		—	—	1,512,585
Change of control/Termination	23,585,826	(6)	49,637	(4)	1,512,585	—		—	(6)	25,148,048
Thomas E. O'Hern
Termination with cause	—		—		—	—		—	—	—
Termination without cause	—		—		—	—	(5)	—	—	—
Resignation	—		—		—	—		—	—	—
Retirement	—		—		—	—		—	—	—
Death	—		—		430,192	—		1,110,000	—	1,540,192
Disability	—		(3)		430,192	—		—	—	430,192
Change of control	—		—		430,192	—		—	—	430,192
Change of control/Termination	9,027,099		85,352	(4)	430,192	—		—	4,180,312	13,722,955
Edward C. Coppola
Termination with cause	—		—		—	—		—	—	—
Termination without cause	—		—		—	—	(5)	—	—	—
Resignation	—		—		—	—		—	—	—
Retirement	—		—		—	—		—	—	—
Death	—		—		501,834	—		—	—	501,834
Disability	—		(3)		501,834	—		—	—	501,834
Change of control	—		—		501,834	—		—	—	501,834
Change of control/Termination	11,006,711		49,637	(4)	501,834	—		—	3,586,663	15,144,845
Tony Grossi
Termination with cause	—		—		—	—		—	—	—
Termination without cause	3,000,000		—		—	—	(5)	—	—	3,000,000
Resignation	—		—		—	—		—	—	—
Retirement	—		—		—	—		—	—	—
Death	600,000		—		278,338	—		1,200,000	—	2,078,338
Disability	600,000		(3)		278,338	—		—	—	878,338
Change of control	—		—		278,338	—		—	—	278,338
Change of control/Termination	9,641,919		88,155	(4)	278,338	—		—	5,081,153	15,089,565
Richard A. Bayer
Termination with cause	—		—		—	—		—	—	—
Termination without cause	—		—		—	—	(5)	—	—	—
Resignation	—		—		—	—		—	—	—
Retirement	—		—		—	—		—	—	—
Death	—		—		382,323	—		1,000,000	—	1,382,323
Disability	—		(3)		382,323	—		—	—	382,323
Change of control	—		—		382,323	—		—	—	382,323
Change of control/Termination	8,057,548		108,880	(4)	382,323	—		—	3,790,130	12,338,881

(1)
Amount represents the vesting of outstanding restricted stock and service-based LTIP Units. These LTIP Units do not realize their full economic value until certain conditions are met as described on page 40 of this Proxy Statement and such conditions have not yet been met.

(2)
Represents the performance-based LTIP Units which provide for an accelerated determination of vesting under these circumstances, except for termination with cause, resignation and retirement. See pages 42-43 of this Proxy Statement. As described earlier, no performance-based LTIP Units would vest.

(3)
Upon disability, the executive will generally receive $15,000 monthly until his return to employment.

(4)
Amount represents the estimated value of continuing welfare benefits for 36 months after December 31, 2008.

(5)
Includes a termination of the executive's employment for good reason.

(6)
Although this person is eligible for a 280G tax gross-up, we estimate that no such payment would have been made upon a change of control as of December 31, 2008, since the parachute value of all the amounts payable under his management continuity agreement did not exceed 110% of the Safe Harbor Amount. As a result, his severance amount would have been reduced by $2,268,267 so that the parachute value of all payments in the aggregate equals the Safe Harbor Amount.

Compensation Committee Interlocks and Insider Participation

        James Cownie, Stanley Moore, Diana Laing and Dr. William Sexton each served as a member of the Compensation Committee during 2008. No member of the Compensation Committee is a past or present officer or employee of our Company or had any relationship with us requiring disclosure under the SEC rules requiring disclosure of certain transactions with related persons. In addition, none of our executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity, the executive officer of which served as a director or member of the Compensation Committee during 2008.

Certain Transactions

        The following provides a description of certain relationships and related transactions between various executive officers of our Company or members of their immediate families and our Company or our subsidiaries and affiliates.

        Macerich Management Company.    Macerich Management Company provided property management and other related services during 2008 to four community shopping centers in which Mr. Siegel has interests. Under the terms of the applicable management agreements, Macerich Management Company pays compensation to on-site employees and redevelopment and construction staff, and other administrative expenses, which amounts are then reimbursed by Mr. Siegel. In addition, Macerich Management Company earns a management fee equal to approximately two percent of gross rental revenue. Management fees earned from services provided to these four community shopping centers during the year ended December 31, 2008 were $69,000.

        Macerich Management Company employs Mr. A. Coppola's son-in-law and Mr. Anderson's son as an Assistant Vice President of Development Leasing and Vice President of Leasing, respectively. Neither of these individuals is considered an officer under Section 16 of the Exchange Act. The compensation and benefits provided to these individuals are consistent with those provided to other employees with comparable qualifications, responsibilities and experience. The 2008 salary and bonus paid for 2008 performance to each of Mr. Coppola's son-in-law and Mr. Anderson's son did not exceed $290,000.

        Guarantees.    Messrs. Siegel, A. Coppola, Anderson, and E. Coppola guaranteed a mortgage loan encumbering one of our centers until July 31, 2008 when the guarantees were terminated. The aggregate principal amount of the loan was approximately $21,750,000, of which approximately $13,676,400 was guaranteed by them as follows: Mr. Siegel $6,525,000; Mr. A. Coppola $1,631,250; Mr. Anderson $3,480,000; and Mr. E. Coppola $2,040,150.

Principal Stockholders

        Except as otherwise noted, the following table sets forth information as of March 31, 2008 with respect to the only persons known by our Company to own beneficially more than 5% of our outstanding shares of Common Stock, based solely upon Schedule 13G and Schedule 13D reports filed with the SEC, and, as of March 31, 2008, the number of shares of Common Stock beneficially owned by our executive officers and directors as a group. Each of the persons listed below which has reported that it may be considered a beneficial owner of more than 5% of our outstanding shares of Common Stock has certified in a Schedule 13G filed with SEC that, to the best of its knowledge and belief, the shares were acquired in the ordinary course of business and were not acquired for the purpose of and do not have the effect of changing or influencing the control of our Company and were not acquired in connection with or as a participant in any transaction having such purpose or effect. The number of shares of Common Stock beneficially owned by each director is set forth in "Information Regarding Nominees and Directors" and the number of shares beneficially owned by each named executive officer is set forth in "Executive Officers."

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
ING Clarion Real Estate Securities, L.P.(1) 201 King of Prussia Road, Suite 600 Radnor, PA 19087	8,124,549	10.55%
Barclays Global Investors, NA(2) Barclays Global Fund Advisors Barclays Global Investors, Ltd Barclays Global Investors Japan Limited Barclays Global Investors Canada Limited Barclays Global Investors Australia Limited 400 Howard Street San Francisco, California 94105	5,868,048	7.62%
Security Capital Research & Management Incorporated(3) 10 South Dearborn Street, Suite 1400 Chicago, Illinois 60603	5,690,282	7.39%
The Vanguard Group, Inc.(4) 100 Vangard Blvd. Malvern, Pennsylvania 19355	5,492,337	7.13%
LaSalle Investment Management, Inc.(5) LaSalle Investment Management (Securities), L.P. 200 East Randolph Drive Chicago, Illinois 60601	5,482,409	7.12%
Cohen & Steers, Inc.(6) Cohen & Steers Capital Management, Inc. Cohen & Steers Europe S.A. 280 Park Avenue, 10th Floor New York, New York 10017	4,661,858	6.05%
Capital Growth Management Limited Partnership(7) One International Place Boston, Massachusetts 02110	3,873,900	5.03%
All directors and executive officers as a group (15 persons)(8)	917,480	1.19%

(1)
The Schedule 13G indicates that the reporting entity is a registered investment advisor and has sole voting power with respect to 4,790,219 shares, shared voting power with respect to 3,700 shares and sole dispositive power with respect to 8,124,549 shares.

(2)
The Schedule 13G indicates Barclays Global Investors, NA is a bank and has sole voting power with respect to 2,028,115 shares and sole dispositive power with respect to 2,318,083 shares. Barclays Global Fund Advisors is a registered investment adviser and has sole voting power with respect to 2,634,123 shares and sole dispositive power with respect to 3,063,918 shares. Barclays Global Investors, LTD is a registered investment adviser and has sole voting power with respect to 247,121 shares and sole dispositive power with respect to 315,895 shares. Its address is Murray House, 1 Royal Mint Court, London, England EC3N 4HH. Barclays Global Investors Japan Limited is a registered investment adviser and has sole voting and dispositive power with respect to 163,481 shares. Its address is Ebisu Prime Square Tower, 8th Floor, 1-1-39 Hiroo Shibuya-Ku, Tokyo, Japan 150-8402. Barclays Global Investors Canada Limited is a registered investment adviser and has sole voting and dispositive power with respect to 2,368 shares. Its address is Brookfield Place, 161 Bay Street, Suite 2500, Toronto, Canada Ontario M5J 2S1. Barclays Global Investors Australia Limited is a registered investment adviser and has sole voting and dispositive power with respect to 4,303 shares. Its address is Level 43, Grosvenor Place, 225 George Street, Sydney, Australia NSW 1220. The Schedule 13G also indicates that the shares are held in trust accounts for the economic benefit of the beneficiaries of those accounts.

(3)
The Schedule 13G indicates that the reporting person is a registered investment advisor and has sole voting power with respect to 3,876,062 shares and sole dispositive power with respect to 5,690,282 shares. The Schedule 13G indicates that the aggregate amount reported includes 4,726,907 shares of common stock and 963,375 share equivalents issuable from the conversion of the Company's 3.25% convertible notes.

(4)
The reporting person is a registered investment adviser and has sole voting power with respect to 30,338 shares and sole dispositive power with respect to 5,492,337 shares. The Schedule 13G indicates that Vanguard Fiduciary Trust Company, a wholly owned subsidiary of the reporting person, is the beneficial owner of 30,338 shares as the result of serving as investment manager of collective trust accounts.

(5)
The Schedule 13G indicates that the reporting person is a registered investment adviser and has sole voting power with respect to 260,199 shares and sole dispositive power with respect to 681,007 shares. LaSalle Investment Management (Securities) L.P. is a registered investment advisor and has sole voting power with respect to 1,552,675 shares and sole dispositive power with respect to 4,801,402 shares. Its address is 100 East Pratt Street, Baltimore, Maryland 21202.

(6)
These entities made a joint filing on Schedule 13G noting that Cohen & Steers, Inc. holds a 100% interest in Cohen & Steers Capital Management, Inc., a registered investment adviser. In addition, these two entities hold a 100% interest in Cohen & Steers Europe S.A., a registered investment adviser. The Schedule 13G indicates that Cohen & Steers, Inc. has sole voting power with respect to 4,252,683 shares and sole dispositive power with respect to 4,661,858 shares, Cohen & Steers Capital Management, Inc. has sole voting power with respect to 4,252,683 shares and sole dispositive power with respect to 4,644,569 shares and Cohen & Steers Europe S.A. has sole voting power with respect to 0 shares and sole dispositive power with respect to 17,289 shares. The principal address of Cohen & Steers Europe S.A. is Chausee de la Hulpe 116, 1170 Brussels, Belgium.

(7)
The reporting person is a registered investment adviser and has sole voting power with respect to 3,873,900 shares and shared dispositive power with respect to 3,873,900 shares. The Schedule 13G indicates that the reporting person disclaims any beneficial interest in the reported shares since the accounts it manages are not acting as a "group" for purposes of Section 13(d) and is making the filing on a voluntary basis as if all of the shares are beneficially owned by the reporting person on a joint basis.

(8)
Includes options to purchase shares under the 1994 Incentive Plan, the 2000 Incentive Plan, the 2003 Incentive Plan or the Director Plan which are currently exercisable or become exercisable on or before May 29, 2009 and restricted stock granted under the 2003 Incentive Plan. In addition, 237,874 shares of Common Stock are pledged as collateral for certain lines of credit or margin accounts for certain executive officers. See also the Notes to the tables on page 6 and 17 of this Proxy Statement.

 Audit Committee Matters

        The Audit Committee consists of four members, Messrs. Cownie and Hubbell, Ms. Laing and Dr. Sexton. Ms. Laing is the chairperson of the Committee and has been designated as an Audit Committee financial expert. In 2008, the Audit Committee met nine times. The Audit Committee and our Board of Directors amended and restated the Audit Committee charter in February of 2009 and such charter complies with the requirements of the Sarbanes-Oxley Act of 2002 and the NYSE Rules. The Committee reviews and reassesses the adequacy of its charter annually. Our securities are listed on the New York Stock Exchange and are governed by its listing standards. All members of the Audit Committee are independent directors and meet the independence requirements for audit committees under the NYSE Rules and the Exchange Act. (See "The Board of Directors and its Committees—Director Independence, Committee Charters and Audit Committee.")

        The following Report of the Audit Committee shall not be deemed filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent our Company specifically incorporates this Report by reference into a filing under either of such Acts. The Report shall not be deemed soliciting material, or subject to Regulation 14A or 14C or the liabilities of Section 18 of the Securities Exchange Act.

 Report of the Audit Committee

        The Audit Committee of our Board of Directors assists our Board in performing its oversight responsibilities for our financial reporting process, audit process and internal controls as more fully described in the Audit Committee's charter. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. Our independent accountants are responsible for auditing our financial statements and expressing an opinion as to their conformity to accounting principles generally accepted in the United States.

        In the performance of its oversight function, the Audit Committee reviewed and discussed our audited financial statements for the year ended December 31, 2008 with management and with our independent accountants. In addition, the Committee discussed with our independent accountants the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended, (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, which includes, among other items, matters related to the conduct of the audit of our financial statements. The Committee has also received and reviewed the written disclosures and the letter from our independent accountants required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence and has discussed with the independent accountants their independence from our Company.

        Based on the review and discussions with management and our independent accountants described above, the Audit Committee recommended to our Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2008 for filing with the SEC.

Members of the Audit Committee
Diana M. Laing, Chairperson
James S. Cownie
Fred S. Hubbell
Dr. William P. Sexton

Principal Accountant Fees and Services

Deloitte & Touche LLP

        For the years ended December 31, 2008 and 2007, our Company was billed by Deloitte & Touche LLP for services in the following categories:

  Audit Fees

        Fees for audit services totaled $3,419,960 in 2008 and $3,539,344 in 2007, including fees associated with the annual audit of our Company and its subsidiaries and affiliates and the reviews of our registration statements, offering documents and periodic reports.

  Audit-Related Fees

        Fees for audit-related services totaled $438,900 in 2008 and $579,960 in 2007. Audit-related services principally include fees for internal control reviews and assistance with internal control reporting requirements, including under the Sarbanes-Oxley Act of 2002.

  Tax Fees

        No fees for tax services, including tax return preparation, tax compliance, tax advice and tax planning, were paid to Deloitte & Touche LLP in 2008 or 2007.

  All Other Fees

        There were no fees paid for any other services not described above in 2008 or 2007.

        Our Company has been advised by Deloitte & Touche LLP that neither the firm, nor any member of the firm, has any financial interest, direct or indirect, in any capacity in our Company or its subsidiaries.

Audit Committee Pre-Approval Policy

        Consistent with SEC policies regarding independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of our independent accountants. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent accountants. The Audit Committee approves a list of services and related fees expected to be rendered during any year period within each of four categories of service:

  (1)
  Audit Services include audit work performed on the financial statements, as well as work that generally only our independent accountants can reasonably be expected to provide, including work associated with registration statements under the Securities Act of 1933, as amended, periodic reports and other SEC documents, statutory or other financial audit work for subsidiaries and consultations surrounding the proper application of financial accounting and/or reporting standards.

  (2)
  Audit-Related Services include assurance and related services that are reasonably related to performance of an audit or traditionally performed by our independent accountants, including due diligence or agreed-upon procedures related to mergers, acquisitions, dispositions or refinancings, internal control reviews and assistance with internal control reporting requirements, special procedures required to meet certain financial, accounting or regulatory requirements and accounting, regulatory or disclosure consultations.

  (3)
  Tax Services include tax return preparation, tax planning and related tax services, tax advice, tax compliance, tax reporting, year-end estimated taxable income and distribution projections and tax due diligence for REIT compliance and other tax issues.

  (4)
  Other Services include those permissible non-audit services that do not fall within the above categories and are routine and recurring services that would not impair the independence of our accountants.

        The Audit Committee pre-approves our independent accountants' services within each category. In 2008, the Audit Committee pre-approved the retention of Deloitte & Touche LLP to perform various audit and permitted non-audit services for our Company, within each of the four categories except tax services. For each proposed service, our independent accountant is generally required to provide documentation at the time of approval to permit the Audit Committee to make a determination whether the provision of such services would impair our independent accountants' independence. The fees are budgeted and the Audit Committee requires our independent accountants and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage our independent accountants for additional services not contemplated in the original pre-approval categories. In those instances, the Audit Committee requires specific pre-approval before engaging our independent accountants. The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. None of the non-audit services described above were approved by the Audit Committee pursuant to the de minimis exceptions provided in the Exchange Act.

PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP
AS OUR COMPANY'S INDEPENDENT ACCOUNTANTS

Independent Accountants

        The Audit Committee has appointed Deloitte & Touche LLP as our independent accountants to audit our financial statements for the year ending December 31, 2009.

        Although ratification by stockholders is not required by law, our Board has determined that it is desirable to request approval of this appointment by our stockholders. If our stockholders do not ratify the appointment, the Audit Committee will reconsider whether to retain Deloitte & Touche LLP, and may decide to retain the firm notwithstanding the vote. Even if the appointment is ratified, the Audit Committee in its discretion may change the appointment at any time during the year if it determines that such a change would be in the best interests of our Company. In addition, if Deloitte & Touche LLP should decline to act or otherwise become incapable of acting, or if the appointment should be discontinued, the Audit Committee will appoint substitute independent public accountants. A representative of Deloitte & Touche LLP will be present at our Annual Meeting, will be given the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

Vote Required

        Ratification of the appointment of Deloitte & Touche LLP as our independent accountants requires the affirmative vote of a majority of all the votes cast on the matter at our Annual Meeting in person or by Proxy.

        OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2009. PROXIES RECEIVED WILL BE VOTED "FOR" RATIFICATION UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THE PROXY.

 PROPOSAL 3: APPROVAL OF OUR AMENDED 2003 INCENTIVE PLAN

        At our Annual Meeting, stockholders will be asked to approve our Amended 2003 Incentive Plan, which was adopted, subject to stockholder approval of the following amendments, by our Board of Directors on April 21, 2009.

  •
  Increase in Aggregate Share Limit.  Our 2003 Incentive Plan currently limits the aggregate number of shares of our Common Stock that may be delivered pursuant to all awards granted under our 2003 Incentive Plan to 6,000,000 shares. Our Amended 2003 Incentive Plan will increase this limit by an additional 6,800,000 shares so that the new aggregate share limit for the plan will be 12,800,000 shares. Our Amended 2003 Incentive Plan also includes adjustments to certain other sub-limits under the plan as described in more detail in the "Summary Description of our Amended 2003 Incentive Plan" below.

  •
  Change in Share-Counting Procedures.  Our 2003 Incentive Plan currently limits the number of shares of our Common Stock that may be delivered pursuant to so-called "full-value awards" (i.e. awards other than stock options and SARs) granted under our 2003 Incentive Plan to 3,000,000 shares. Our Amended 2003 Incentive Plan would replace the existing sub-limit on full-value awards with a formula under which any shares of our Common Stock issued in payment of full-value awards granted under our Amended 2003 Incentive Plan after June 8, 2009 will be counted against the plan's share limit as 2.62 shares for every one share actually issued in payment of the award. For example, if 100 shares were issued as a restricted stock award under our Amended 2003 Incentive Plan after June 8, 2009, 262 shares would be charged against the plan's share limit. See "Summary Description of our Amended 2003 Incentive Plan—Shares Available for Awards" below.

  •
  Extension of Plan Term.  Our 2003 Incentive Plan is currently scheduled to expire on March 31, 2013. If our stockholders approve this Amended 2003 Incentive Plan proposal, the term of our Amended 2003 Incentive Plan would be extended until June 8, 2019.

  •
  Extension of Performance-Based Award Feature.  One element of our 2003 Incentive Plan is the flexibility to grant certain performance-based awards designed to satisfy the requirements for deductibility of compensation under Section 162(m) of the Code. These awards are referred to as "Performance-Based Awards" and are in addition to other awards, such as stock options and SARs, expressly authorized under our 2003 Incentive Plan which may also qualify as performance-based compensation for Section 162(m) purposes. If our stockholders approve this Amended 2003 Incentive Plan proposal, the Performance-Based Award feature of our Amended 2003 Incentive Plan will be extended through our first annual meeting of stockholders that occurs in 2014. In addition, the existing dollar limit on cash-based awards granted under our Amended 2003 Incentive Plan to any individual for each year during the performance period for the award would be increased from $800,000 to $3,000,000. See "Summary Description of our Amended 2003 Incentive Plan—Performance-Based Awards" below.

  •
  Increase in Individual Award Sub-Limits.  The proposed amendments would increase the existing limit on the number of shares that may be subject to stock options and SARs granted under our Amended 2003 Incentive Plan to any individual in a calendar year from 500,000 shares to 750,000 shares. In addition, the proposed amendments would increase the existing limit on the number of shares that may be subject to all stock-based awards granted under our Amended 2003 Incentive Plan to any individual in a calendar year from 750,000 shares to 1,000,000 shares.

        As of March 31, 2009, a total of 4,253,101 shares of our Common Stock were subject to outstanding awards granted under our 2003 Incentive Plan, and an additional 1,746,899 shares of our Common Stock were then available for certain types of new award grants under our 2003 Incentive Plan.

        Our Company believes that incentives and stock-based awards focus employees on the objective of creating stockholder value and promoting the success of our Company, as well as further aligning employees' interests with those of our stockholders and encouraging their long-term commitment to our Company. Incentive compensation plans like our 2003 Incentive Plan are an important attraction, retention and motivation tool for participants in the plan. Our Board of Directors approved our Amended 2003 Incentive Plan based on a belief that the number of shares of our Common Stock available under our 2003 Incentive Plan does not give our Company sufficient authority and flexibility to adequately provide for future incentives. Our Board of Directors believes that these amendments would give our Company greater flexibility to structure future incentives and better attract, retain and reward key employees. If our Company's stockholders do not approve this proposal, the current share limits under, and other terms and conditions of, our 2003 Incentive Plan will continue in effect.

        The foregoing amendments, along with other technical changes deemed advisable by our Board of Directors, are included in our Amended 2003 Incentive Plan, which has been filed as an appendix to the copy of this Proxy Statement that was filed electronically with the SEC and can be reviewed on the SEC's website at http://www.sec.gov. A copy of our Amended 2003 Incentive Plan document may also be obtained by written request to our Corporate Secretary at The Macerich Company, 401 Wilshire Boulevard, Suite 700, Santa Monica, California 90401.

        The principal terms of our Amended 2003 Incentive Plan are summarized below. The summary is qualified in its entirety by the full text of our Amended 2003 Incentive Plan.

Summary Description of our Amended 2003 Incentive Plan

        Purpose.    The purpose of our Amended 2003 Incentive Plan is to promote the success of our Company by providing an additional means, through the grant of stock based incentives and other awards, to attract, retain, motivate and reward key employees (including employees who are officers) and directors of, and certain consultants and advisors to, our Company, its subsidiaries, and related entities. Our Amended 2003 Incentive Plan generally provides for incentives and awards which may vest or become payable based on performance criteria or past or continued service. Our Company's subsidiaries and its related entities are collectively referred to as our "Subsidiaries."

        Administration.    Our Amended 2003 Incentive Plan provides that it may be administered by our Board of Directors or a committee consisting of one or more directors (or such greater number of directors as may be required under applicable law). Our Board of Directors has delegated general administrative authority for our Amended 2003 Incentive Plan to the Compensation Committee of our Board of Directors and each member of that Committee is a non-employee director as well as an independent director.

        The Compensation Committee has broad authority under our Amended 2003 Incentive Plan with respect to awards granted to eligible persons, which generally includes the authority:

  •
  to select the participants and the types of awards they may receive;

  •
  to determine the number of shares that are subject to awards and the specific terms and conditions of awards, including the price (if any) to be paid for the shares and/or the awards and any vesting criteria;

  •
  to cancel, modify or waive our Company's rights to, or modify, discontinue, suspend or terminate, any or all outstanding awards, subject to any required consents;

  •
  to accelerate or extend the exercisability or extend the term of any or all outstanding awards within the maximum term; and

  •
  to approve the forms of award agreements and construe and interpret our Amended 2003 Incentive Plan and make all other determinations necessary or advisable for the administration of our Amended 2003 Incentive Plan.

Notwithstanding this authority, without prior stockholder approval, our Company will not reduce the exercise or base price of any option or SAR granted under our Amended 2003 Incentive Plan (i.e. "reprice") by amendment, substitution, cancellation and regrant or other means, other than as a result of antidilution or other adjustments under our Amended 2003 Incentive Plan incident to certain events such as a stock split, stock dividend, recapitalization, reorganization, or similar transaction affecting the underlying securities.

        Eligibility.    Persons eligible to receive discretionary awards under our Amended 2003 Incentive Plan include key employees, (including employees who are officers) and directors of, and certain consultants or advisors to, our Company or our Subsidiaries, which we refer to as "Eligible Persons".

        As of March 31, 2009, approximately 100 officers and employees of our Company and our Subsidiaries (including all of the named executive officers) and all of our non-employee directors were considered eligible under our Amended 2003 Incentive Plan, subject to the Compensation Committee's discretion to determine the particular individuals who, from time to time, will be selected to receive awards.

        Shares Available for Awards.    The aggregate number of shares of Common Stock that may be issued pursuant to all awards under our 2003 Incentive Plan currently is 6,000,000 shares. If stockholders approve this Amended 2003 Incentive Plan proposal, the aggregate share limit for our Amended 2003 Incentive Plan would be increased by an additional 6,800,000 shares so that the new aggregate share limit would be 12,800,000 shares. In addition, if stockholders approve this Amended 2003 Incentive Plan proposal, shares issued in respect of any "full-value award" granted under our Amended 2003 Incentive Plan after June 8, 2009 will be counted against the share limit as 2.62 shares for every one share actually issued in connection with the award. For example, if our Company granted a restricted stock award of 100 shares of Common Stock under our Amended 2003 Incentive Plan after June 8, 2009, 262 shares would be charged against the share limit with respect to that award. For this purpose, a "full-value award" generally means any award granted under our Amended 2003 Incentive Plan other than a stock option or SAR.

        Various additional share limits are imposed under our Amended 2003 Incentive Plan. A maximum of:

  •
  1,950,000 shares may be issued pursuant to incentive stock options, or "ISOs" granted under our 2003 Incentive Plan. If stockholders approve our Amended 2003 Incentive Plan proposal, this limit would be increased to 4,000,000 shares. For purposes of clarity, any shares that are delivered pursuant to ISOs also count against (and are not in addition to) the aggregate Amended 2003 Incentive Plan share limit described above.

  •
  500,000 shares may be issued under our 2003 Incentive Plan pursuant to stock options and SARs granted to any individual in any calendar year. If stockholders approve our Amended 2003 Incentive Plan proposal, this limit would be increased to 750,000 shares.

  •
  750,000 shares may be issued under our 2003 Incentive Plan pursuant to all stock-based awards granted to an individual in any calendar year. If stockholders approve our Amended 2003 Incentive Plan proposal, this limit would be increased to 1,000,000 shares.

  •
  350,000 shares in the aggregate (excluding shares issued in lieu of cash compensation otherwise payable to the non-employee directors) may be issued under our 2003 Incentive Plan pursuant to awards granted to non-employee directors. If stockholders approve our Amended 2003 Incentive Plan proposal, this limit would be eliminated.

        To the extent that the exercise of an option or other award would cause the holder to own more than 9.8% of the lesser of the number or the value of the outstanding Common Stock and preferred stock (except as otherwise permitted under our charter), our Company has the option to deliver either shares of Common Stock or an amount in cash equal to the closing price of a share of Common Stock, as reported on the New York Stock Exchange.

        To the extent that an award is settled in cash or a form other than shares, the shares that would have been delivered had there been no such cash or other settlement will not be counted against the shares available for issuance under our Amended 2003 Incentive Plan. In the event that shares are delivered in respect of a dividend equivalent right, or "DER" (and, for purposes of clarity, other than as a result of an adjustment pursuant to a stock split, stock dividend or similar event), only the actual number of shares delivered with respect to the award shall be counted against the share limits of our Amended 2003 Incentive Plan. To the extent that shares are delivered pursuant to the exercise of a SAR or stock option, the number of underlying shares as to which the exercise related shall be counted against the applicable share limits, as opposed to only counting the shares actually issued. (For purposes of clarity, if a SAR relates to 100,000 shares and is exercised at a time when the payment due to the participant is 15,000 shares, 100,000 shares shall be charged against the applicable share limits with respect to such exercise.) Shares that are subject to or underlie awards which expire or for any reason are cancelled, terminated, or forfeited, fail to vest, or for any other reason are not paid or delivered under our Amended 2003 Incentive Plan will again be available for subsequent awards under our Amended 2003 Incentive Plan. Shares that are exchanged by a participant or withheld by our Company to pay the exercise price of an award granted under our Amended 2003 Incentive Plan, as well as any shares exchanged or withheld to satisfy the tax withholding obligations related to any award, will not be available for subsequent awards under our Amended 2003 Incentive Plan. In addition, our Amended 2003 Incentive Plan generally provides that shares issued in connection with awards that are granted by or become obligations of our Company through the assumption of awards (or in substitution for awards) in connection with an acquisition of another company will not count against the shares available for issuance under our Amended 2003 Incentive Plan. Our Company may not increase the applicable share limits of our Amended 2003 Incentive Plan by repurchasing shares of Common Stock on the market (by using cash received through the exercise of stock options or otherwise).

        Types of Awards.    Our Amended 2003 Incentive Plan authorizes the grant of stock options, SARs, restricted stock, stock units, stock bonuses, Performance-Based Awards (described below), DERs and OP Units or other convertible or exchangeable units, as well as cash bonus awards.

        Except as may be provided in or by amendment to an applicable award agreement or another written agreement, generally speaking, no award granted under our Amended 2003 Incentive Plan may be exercisable or may vest until at least six months after the date of grant. The Compensation Committee may authorize settlement of awards in cash or shares or other awards, subject to certain preexisting rights of participants evidenced by an award agreement.

        The Compensation Committee in making or amending an award may determine the effect of termination of service (including retirement) on the rights and benefits under awards and in doing so may make distinctions based upon the cause of termination or other factors.

        Our Amended 2003 Incentive Plan permits participants to pay the exercise price of an option or the cash purchase price (if any) of any shares in one or a combination of the following methods: (1) in cash or by electronic funds transfer; (2) by check payable to the order of our Company; (3) if permitted by the Compensation Committee, by notice and third party payment; or (4) by the delivery of shares of Common Stock already owned by the participant. Shares may also be issued solely for services or other rights or property. Our Amended 2003 Incentive Plan does not permit loans to participants to finance awards or stock purchases.

        Transfer Restrictions.    Subject to customary exceptions, rights and benefits under awards under our Amended 2003 Incentive Plan are not transferable by the recipient other than by will or the laws of descent and distribution, and are generally only exercisable by the participant (or, if the participant has suffered a disability, his or her legal representative). The Compensation Committee may, however, permit certain transfers of an award if the transferor presents satisfactory evidence that the transfer is for donative, estate and/or tax planning purposes to certain related persons or entities and without consideration (other than nominal consideration), or in certain other circumstances.

        Stock Options.    An option is the right to purchase shares of Common Stock at a future date at a specified price (the "exercise price") during a specified term not to exceed 10 years. The Compensation Committee may grant one or more options to any Eligible Person.

        The exercise price of any options granted to Eligible Persons under our Amended 2003 Incentive Plan is determined by the Compensation Committee at the time of the grant and must be at least 100% (110% in the case of an ISO granted to a participant who owns or is deemed to own more than 10% of the total combined voting power of all classes of stock of our Company) of the fair market value of the Common Stock on the date of grant. The Compensation Committee may grant ISOs or nonqualified stock options under our Amended 2003 Incentive Plan. ISOs have more restrictive eligibility criteria and are taxed differently from nonqualified stock options, as described under

"Federal Income Tax Consequences of Options" below. ISOs are also subject to more restrictive terms and are limited in amount by the Code and our Amended 2003 Incentive Plan.

        Stock Appreciation Rights.    In its discretion, the Compensation Committee may grant a SAR concurrently with or after the grant of an option, and with reference to all or a portion of the shares covered by such option, or on a stand-alone basis. A SAR granted in connection with an option is typically the right to receive payment of an amount equal to the excess of the fair market value of Common Stock on the date the SAR is exercised over the exercise price of the related option, which we refer to as the "spread value". The base price of a stand-alone SAR must be at least the fair market value of the Common Stock on the grant date. The base price of a SAR granted with reference to an outstanding option may be less than the fair market value of Common Stock on the date of grant, but if so, may not be less than the option exercise price. A SAR granted in connection with an option is only exercisable if and to the extent that the related option is exercisable. Upon exercise of a SAR, the holder receives the spread value in shares of Common Stock (valued at fair market value at date of exercise), in cash, or in a combination of Common Stock and cash. The maximum term of SARs granted under our Amended 2003 Incentive Plan is 10 years.

        Restricted Stock and Stock Units.    A restricted stock award is an award typically for a fixed number of shares of Common Stock, which is subject to vesting or other restrictions. The Compensation Committee must specify the price, if any, or services the recipient must provide for the shares of restricted stock, the conditions on vesting (which may include, among others, the passage of time or specified performance objectives or both) and any other restrictions (for example, restrictions on transfer) imposed on the shares. Unless the Compensation Committee otherwise provides in an award agreement, a restricted stock award confers voting and dividend rights prior to vesting.

        A stock unit represents a bookkeeping entry which serves as a unit of measurement relative to a share for purposes of determining the payment, in shares or cash, of a deferred benefit or right. Stock units may be granted for services rendered, in lieu of other compensation, or in lieu of, in exchange for or in addition to any other award under the Plan. The Compensation Committee will specify the terms relating to the stock units, the conditions on vesting and any other restrictions imposed on the units in making the award. The stock units do not confer voting rights but may provide for DERs as determined by the Compensation Committee.

        Performance-Based Awards.    The Compensation Committee may grant to eligible employees of our Company and our Subsidiaries Performance-Based Awards (other than qualifying options or SARs) designed to satisfy the requirements for deducibility under Section 162(m) of the Code, which we refer to as "Qualified PBAs".

        Qualified PBAs are earned and payable only if performance reaches specific, pre-established performance goals related to one or more business criteria approved by the Compensation Committee. The performance goals must be approved by the Compensation Committee in advance of applicable deadlines under the Code and while the performance relating to the goals remains substantially uncertain. The performance goals may be established based on one or a combination of the following business criteria:

  •
  funds from operations;

  •
  net income;

  •
  EBITDA (earnings before interest, taxes, depreciation and amortization);

  •
  total revenue growth;

  •
  total stockholder return;

  •
  occupancy gains;

  •
  stock appreciation;

  •
  square footage growth; and/or

  •
  sales per square foot growth

        The business criteria (as each is defined in the Amended 2003 Incentive Plan) may be applied based on the performance of our Company (including our Subsidiaries) on a consolidated, Subsidiary, segment, division, region or property basis. The performance measurement period with respect to an award may be from one to 10 years. To the extent provided in the applicable award agreement, performance goals will be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set.

        Performance-Based Awards may be stock-based (payable in stock only or in cash or stock) or may be cash-only awards. Before any Performance-Based Award is paid, the Compensation Committee must certify that the performance goals have been satisfied. The Compensation Committee will have discretion to determine the performance goals and restrictions or other limitations of the individual awards and may reserve "negative" discretion to reduce payments below maximum award limits. The maximum number of shares of Common Stock which may be delivered pursuant to all stock-related awards to any participant under our 2003 Incentive Plan in any calendar year may not exceed 750,000 shares (subject to standard anti-dilution adjustments). The aggregate amount of compensation that may be paid to any participant in respect of Performance-Based Awards payable only in cash and not related to stock under our 2003 Incentive Plan may not exceed (x) the lesser of 200% of base salary as of the beginning of the applicable performance period or $800,000, times (y) the applicable number of years (not to exceed 10) in the performance period for the award. In addition, if a Performance-Based Award is payable in cash or shares of restricted stock, the lesser of the share limit or the dollar limit will apply, and for the purposes of these limits, the restricted stock will be deemed to have a value not less than two-thirds of the fair market value of the Common Stock on the applicable measurement date. If stockholders approve this Amended 2003 Incentive Plan proposal, the share limit referred to in this paragraph would be increased to 1,000,000 shares, the cash limit referred to in this paragraph would be increased to $3,000,000 multiplied by the applicable number of years (not to exceed 10) in the performance period for the award and the limitation based on a percentage of the participant's base salary would be eliminated.

        Stock Bonuses.    A stock bonus typically represents a bonus in shares for services rendered (in excess of cash payment for the shares, if any). The Compensation Committee may grant stock bonuses to reward services, contributions or achievements or in connection with the deferral of compensation, in such manner and on such terms and conditions (including any restrictions on the shares) as the Compensation Committee may determine from time to time.

        Dividend Equivalent Rights.    Our Amended 2003 Incentive Plan authorizes awards, excluding options and SARs, to be granted with or without DERs. DERs are amounts payable in cash, stock or other property (or additional stock units that may be paid in stock or cash) and are based on all or part of the amount of dividends that would have been paid on shares had the shares been outstanding from the date the stock-based award was granted. The Compensation Committee determines the time and conditions of payment and may limit amounts payable as DERs. Restricted stock and other stock-based awards are not considered awards coupled with DERs insofar as shares of Common Stock or other securities underlying these awards carry by their own terms the right to receive dividends or distributions.

        Operating Partnership Units or other Convertible or Exchangeable Units.    The Compensation Committee may authorize for the benefit of any Eligible Person, the issuance of Common Stock or the payment of cash in connection with, or upon the exercise, conversion or exchange of, phantom units or other interests in Subsidiaries that are issued by the Subsidiary, subject to the Compensation

Committee's approval and any required Board approval. Such interests or rights may be convertible or exchangeable into shares of Common Stock, units or cash.

        Deferred Payments.    Our Amended 2003 Incentive Plan authorizes the Compensation Committee to permit the deferred payment of awards. The Compensation Committee may determine the form and timing of payment, vesting, and other terms applicable to deferrals.

        Adjustments; Acceleration.    As is customary in incentive plans of this nature, each share limit and the number and kind of shares available under our Amended 2003 Incentive Plan and any outstanding stock-based awards, as well as the exercise, base or purchase prices of awards, and performance targets under certain types of performance-based awards (e.g., a SAR), are subject to adjustment in the event of certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends, or other similar events that change the number or kind of shares outstanding, and extraordinary dividends or distributions of property to the stockholders.

        Our Amended 2003 Incentive Plan also generally provides for full vesting and acceleration of awards upon a termination of the Eligible Person's employment other than for cause or due to the Eligible Person's death or disability (including, in certain cases, a constructive termination) upon or not later than 12 months following a Change in Control Event affecting our Company, unless the Compensation Committee or our Board of Directors otherwise provides either for more favorable or less favorable acceleration to some or all participants. As defined in our Amended 2003 Incentive Plan, a Change in Control Event generally includes (subject to certain exceptions and as more specifically defined in our Amended 2003 Incentive Plan):

  •
  an acquisition by any person of beneficial ownership of 20% or more of the voting stock of our Company.

  •
  certain changes in a majority of our Board of Directors.

  •
  stockholder approval of a liquidation or dissolution of our Company.

  •
  the consummation of a merger or consolidation or sale of all or substantially all of our Company's assets, in any case involving more than a 40% change in ownership.

In certain circumstances, awards that have been fully accelerated and that have not been exercised prior to the occurrence of certain events will terminate unless provision has been made for their survival, exchange, substitution, exchange or other settlement.

        No Limit on Other Plans or Agreements.    Our Amended 2003 Incentive Plan generally does not limit the authority of our Board of Directors or the Compensation Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority. Neither does our Amended 2003 Incentive Plan limit the authority of our Board of Directors or Compensation Committee by agreement with a participant to alter standard provisions as to the vesting or exercisability of awards.

        Termination of or Changes to our Amended 2003 Incentive Plan.    Our Board of Directors may terminate, suspend, modify or amend our Amended 2003 Incentive Plan at any time. Stockholder approval for an amendment will be obtained if required under our Amended 2003 Incentive Plan, or under Sections 162(m), 422 or 424 of the Code, by other applicable law (including stock exchange rules), or if deemed necessary or advisable by our Board of Directors.

        Our 2003 Incentive Plan is currently scheduled to expire on March 31, 2013. If stockholders approve this Amended 2003 Incentive Plan proposal, the term of our Amended 2003 Incentive Plan would be extended until June 8, 2019, subject to earlier termination by our Board of Directors. The applicable provisions of our Amended 2003 Incentive Plan and the Compensation Committee's authority will continue with respect to any awards then outstanding.

        Generally speaking, outstanding options and other awards may be amended by the Compensation Committee (subject to the no-repricing provision referred to above), but the consent of the holder is required if the amendment (or any plan amendment) materially adversely affects the holder.

        Securities Underlying Awards.    The closing price of a share of Common Stock on April 23, 2009 was $15.59 per share. If our Amended 2003 Incentive Plan proposal is approved by stockholders, our Company plans to register the 6,800,000 additional shares of Common Stock available for issuance under our Amended 2003 Incentive Plan under the Securities Act of 1933, as amended.

Federal Income Tax Consequences of Options

        The U.S. federal income tax consequences of our Amended 2003 Incentive Plan under current federal law, which is subject to change, are summarized in the following discussion of the general tax principles applicable to our Amended 2003 Incentive Plan. This summary is not intended to be exhaustive and, among other considerations, does not describe the deferred compensation provisions of Section 409A of the Code to the extent an award is subject to and does not satisfy those rules, nor does it describe state, local, or international tax consequences.

        With respect to nonqualified stock options, our Company is generally entitled to deduct and the participant recognizes taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. With respect to ISOs, our Company is generally not entitled to a deduction nor does the participant recognize income at the time of exercise, although the participant may be subject to the U.S. federal alternative minimum tax.

        The current federal income tax consequences of other awards authorized under our Amended 2003 Incentive Plan generally follow certain basic patterns: nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid (if any) only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); bonuses, SARs, cash and stock-based performance awards, DERs, stock units, and other types of awards are generally subject to tax at the time of payment; and compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, our Company will generally have a corresponding deduction at the time the participant recognizes income.

        If an award is accelerated under our Amended 2003 Incentive Plan in connection with a change in control (as this term is used under the Code), our Company may not be permitted to deduct the portion of the compensation attributable to the acceleration if it exceeds certain threshold limits under the Code; related excise taxes also may be triggered. Furthermore, if compensation attributable to awards is not performance-based within the meaning of Section 162(m) of the Code, our Company may not be permitted to deduct that compensation to certain executive officers to the extent that aggregate non-performance-based compensation exceeds $1,000,000 in any tax year.

Specific Benefits.

        Our Company has not approved any awards that are conditioned upon stockholder approval of our Amended 2003 Incentive Plan. If the additional shares that will be available under our Amended 2003 Incentive Plan if stockholders approve the proposed amendments had been available for award purposes in fiscal 2008, our Company expects that its award grants made in fiscal 2008 would not have been substantially different from those actually made in that year under our 2003 Incentive Plan. For information regarding the bonuses paid to our named executive officers for 2008 performance (and certain stock-based awards granted to our named executive officers in 2009 with respect to their bonuses for 2008), see the discussion in the "Compensation Discussion and Analysis" section above. For information regarding stock-based awards granted to our Company's named executive officers during 2008, see the material under the heading "Grants of Plan-Based Awards" above.

 AGGREGATE PAST GRANTS UNDER OUR 2003 INCENTIVE PLAN

        As of March 31, 2009, awards covering 4,253,101 shares of Common Stock had been granted under our 2003 Incentive Plan. The following table shows information regarding the distribution of those awards among the persons and groups identified below, exercises of options and SARs and vesting of restricted stock and stock units prior to that date, and holdings of options and SARs and unvested restricted stock and stock units as of that date.

	Number of Shares Subject to Past Option/SAR Grants				Number of Shares/Units Subject to Past Restricted Stock/Unit Grants(1)
		Number of Shares Acquired On Exercise	Number of Shares Underlying Options/SARs as of 3/31/09			Number of Shares/Units Vested as of 3/31/09(1)	Number of Shares/Units Outstanding and Unvested as of 3/31/09(1)
Name and Position			Exercisable	Unexercisable
Executive Group:
Arthur M. Coppola	95,000	0	0	95,000	565,886	195,727	370,159
Thomas E. O'Hern	55,000	0	0	55,000	227,195	71,147	156,048
Edward C. Coppola	67,500	0	0	67,500	360,465	89,381	271,084
Tony Grossi	60,000	0	0	60,000	184,642	19,505	165,137
Richard A. Bayer	50,000	0	0	50,000	203,166	62,133	141,033
Total for Current Executive Group (9 persons):	447,500	0	0	447,500	1,771,213	485,618	1,285,595
Non-Executive Director Group:
James S. Cownie	0	0	0	0	5,000	2,999	2,001
Fred S. Hubbell	0	0	0	0	5,000	2,999	2,001
Diana M. Laing	2,500	0	2,500	0	5,000	2,999	2,001
Stanley A. Moore	0	0	0	0	5,000	2,999	2,001
Mason Ross	0	0	0	0	0	0	0
Dr. William P. Sexton	0	0	0	0	5,000	2,999	2,001
Mace Siegel	0	0	0	0	1,000	0	1,000
Total for Current Non-Executive Director Group (7 persons):	2,500	0	2,500	0	26,000	14,995	11,005
Each other person who has received 5% or more of the options, warrants or rights under our 2003 Incentive Plan	0	0	0	0	0	0	0
All employees, including all current officers who are not executive officers or directors, as a group	880,884	0	33,333	847,551	1,125,004	421,148	703,856
Total	1,330,884	0	35,833	1,295,051	2,922,217	921,761	2,000,456

(1)
In addition to awards of restricted stock and stock units covering shares of Common Stock granted under our 2003 Incentive Plan, these columns also include outstanding "LTIP Units" granted to certain of our employees. Under certain circumstances, LTIP Units that become vested may be redeemed by the holder for shares of Common Stock on a one-for-one basis or the cash value of such shares, at our Company's election. Any shares of Common Stock issued pursuant to such LTIP Units would be charged against the applicable share limits of our 2003 Incentive Plan. The terms of the LTIP Units are more fully described on pages 40-41 of this Proxy Statement.

  Arthur M. Coppola, James S. Cownie and Mason Ross are nominees for election as directors at our Annual Meeting.

EQUITY COMPENSATION PLAN INFORMATION

        Our Company currently maintains two equity compensation plans for the granting of equity awards to directors, officers and employees: our 2003 Incentive Plan and the Director Phantom Stock Plan. Certain of our Company's outstanding stock awards were granted under other equity compensation plans which are no longer available for stock awards: the Director Plan, the 1994 Incentive Plan and the 2000 Incentive Plan. Our Company also maintains the Employee Stock Purchase Plan ("ESPP"). With the exception of the 2000 Incentive Plan, these plans have each been approved by our Company's stockholders.

        The following table sets forth, for each of our Company's equity compensation plans, the number of shares of common stock subject to outstanding awards, the weighted-average exercise price of outstanding options, and the number of shares remaining available for future award grants as of December 31, 2008.

Plan category	Number of shares of Common Stock to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights(1)	Number of shares of Common Stock remaining available for future issuance under equity compensation plans (excluding shares reflected in the first column)
Equity compensation plans approved by stockholders	620,195	(2)	$69.28	4,150,737	(3)
Equity compensation plans not approved by stockholders	10,000	(4)	$30.75	—
Total	630,195		$66.50	4,150,737

(1)
These weighted-average exercise prices do not reflect the shares that will be issued upon the payment of outstanding stock units or limited partnership units.

(2)
Of these shares, 102,500 were subject to options then outstanding under our 2003 Incentive Plan, 23,434 were subject to options then outstanding under the 1994 Incentive Plan, 3,000 were subject to options then outstanding under the Director Plan, 365,151 may be issued upon redemption of LTIP Units or OP Units under our 2003 Incentive Plan, and 126,110 were subject to stock units, payable on a one-for-one basis, then credited under the Director Phantom Stock Plan. As noted above, our Company's authority to grant new awards under the 1994 Incentive Plan and the Director Plan has terminated. This number of shares is presented after giving effect to the 58,192 shares purchased under the ESPP for the purchase period that ended December 31, 2008.

(3)
Of these shares, 3,352,901 were available for options, stock appreciation rights, restricted stock, stock units, stock bonuses, performance based awards, dividend equivalent rights and OP Units or other units convertible into or exchangeable for Common Stock under our 2003 Incentive Plan, 106,028 were available for the issuance of stock units under the Director Phantom Stock Plan, and 691,808 were available for issuance under the ESPP. This table does not reflect the 6,800,000 additional shares that will be available under our Amended 2003 Incentive Plan if stockholders approve our Amended 2003 Incentive Plan proposal.

(4)
These shares were subject to outstanding options under the 2000 Plan. The 2000 Plan did not require approval of, and has not been approved by, our Company's stockholders. No additional awards will be made under the 2000 Plan and none have been made since the 2003 Incentive Plan was adopted. The 2000 Plan generally provided for the grant of options, stock appreciation rights, restricted stock awards, stock units, stock bonuses and dividend equivalent rights to employees, directors and consultants of our Company or its subsidiaries. The only awards that were granted under the 2000 Plan were stock options and restricted stock. The stock options granted generally expire not more than 10 years after the date of grant and vest in three equal annual installments, commencing on the first anniversary of the grant date. The restricted stock grants generally vested in equal installments over three years.

Vote Required.

        Our Board of Directors believes that the proposed amendments to our 2003 Incentive Plan will promote the interests of our Company and its stockholders and continue to enable our Company to attract, retain and reward persons important to our Company's success.

        All members of our Board of Directors and all of our Company's executive officers are eligible to receive awards under our Amended 2003 Incentive Plan and thus have a personal interest in the approval of our Amended 2003 Incentive Plan proposal.

        Approval of our Amended 2003 Incentive Plan proposal requires the affirmative vote of a majority of the votes cast on the matter at our Annual Meeting in person or by Proxy and a total number of votes cast on the matter representing over 50% of the outstanding shares of Common Stock. Broker non-votes and abstentions on the proposal have the effect described on page 4 of this Proxy Statement.

        OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF OUR AMENDED 2003 INCENTIVE PLAN. PROXIES RECEIVED WILL BE VOTED "FOR" APPROVAL OF OUR AMENDED 2003 INCENTIVE PLAN UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THEIR INSTRUCTIONS TO THEIR PROXY.

 PROPOSAL 4: APPROVAL OF AN AMENDMENT TO OUR CHARTER TO INCREASE OUR
AUTHORIZED SHARES OF COMMON STOCK AND
OUR TOTAL NUMBER OF AUTHORIZED SHARES OF STOCK

        On April 21, 2009, our Board of Directors adopted a resolution declaring it advisable to amend Article Fifth, subsection (a) of our Company's charter, as supplemented by Articles Supplementary filed on February 10, 2009, May 20, 2002 and November 13, 1998, to increase the number of authorized shares of our Common Stock from 145,000,000 to 250,000,000 shares and the total number of shares of stock of all classes that our Company has authority to issue from 220,000,000 to 325,000,000 shares. The text of the proposed amendment to the charter is set forth in Appendix III.

General Information

        Our charter currently authorizes us to issue up to 220,000,000 shares of capital stock, par value $.01 per share, consisting of 145,000,000 shares of Common Stock, 15,000,000 shares of preferred stock and 60,000,000 shares of excess stock. As of April 1, 2009, there were 77,033,475 shares of Common Stock outstanding and no shares of preferred or excess stock outstanding. In addition, as of April 1, 2009, we had reserved the following number of shares of Common Stock for possible issuance as specified below:

  •
  11,773,063 shares of Common Stock for issuance upon the redemption of outstanding limited partnership units of our Operating Partnership and MACWH, LP;

  •
  7,326,668 shares of Common Stock for issuance upon the conversion of our Company's Convertible Senior Notes due 2012;

  •
  4,489,363 shares of Common Stock for issuance upon exercise of outstanding awards under our stockholder-approved equity compensation plans;

  •
  2,530,637 shares of Common Stock available for issuance under our stockholder-approved equity compensation plans; and

  •
  6,800,000 shares of Common Stock which will be available for issuance under our Amended 2003 Incentive Plan, if it is approved by our stockholders at our Annual Meeting.

        Assuming stockholder approval of the proposed amendment, the aggregate number of shares of capital stock that we will be authorized to issue will be 325,000,000 shares, consisting of 250,000,000 shares of Common Stock, 15,000,000 shares of preferred stock and 60,000,000 shares of excess stock. The additional shares of Common Stock to be authorized by the proposed amendment will have rights identical to currently outstanding Common Stock.

Purpose and Effect of the Proposed Amendment

        The purpose of the proposed amendment is to allow us to have a sufficient number of shares of authorized and unissued Common Stock that can be used in connection with such corporate purposes as may, from time to time, be considered advisable by our Board of Directors. Having such shares available for issuance in the future will give us greater flexibility and will also allow the shares to be issued as determined by our Board of Directors without the expense and delay of a special stockholders' meeting to approve the additional authorized capital stock. The corporate purposes for which we may issue Common Stock or securities that may be convertible or redeemable for Common Stock could include, without limitation, expanding our Company's business through the acquisition of other businesses, raising capital, paying stock dividends, providing equity incentives to employees, officers and directors and establishing strategic relationships with other companies. Our Company currently does not have specific plans, arrangements or agreements relating to the issuance of additional shares of Common Stock that would be authorized by the amendment to our charter; however, our Company from time to time considers potential transactions and evaluates growth opportunities that might require the issuance of additional shares of Common Stock.

        The increase in our authorized Common Stock will not have any immediate effect on the rights of existing stockholders. To the extent that the additional authorized shares are issued in the future, such shares will have a dilutive effect on the voting power of existing stockholders and, depending on the price for which they are issued, may have a dilutive effect on our earnings per share and FFO per share and may adversely affect the market price of our Common Stock. In addition, the increase in the authorized number of shares of our Common Stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of our Company without further action by the stockholders. Shares of authorized and unissued Common Stock could (within the limits imposed by applicable law) be issued in one or more transactions that would make a change in control of us more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share, FFO per share and book value per share of our outstanding shares of Common Stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of our Company. Our Board of Directors is not aware of any attempt to take control of our Company and has not presented this proposal with the intention that the increase in our authorized shares of Common Stock be used as a type of antitakeover device.

        Maryland law and our charter permit our Board of Directors, or any duly authorized committee thereof, to classify and reclassify any unissued shares of our capital stock by setting or changing in any one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of the classified or reclassified shares of our capital stock. The terms of any stock classified or reclassified by our Board of Directors or a duly authorized committee thereof in accordance with our charter will be set forth in articles supplementary filed with the State Department of Assessments and Taxation of Maryland prior to the issuance of any classified or reclassified stock.

Implementing the Proposed Amendment

        If stockholders approve this proposal, it will become effective upon the filing of Articles of Amendment with, and acceptance for record by, the State Department of Assessments and Taxation of Maryland. We intend to file the Articles of Amendment promptly following stockholder approval at our Annual Meeting.

Vote Required

        Approval of the amendment to our charter requires the affirmative vote of two-thirds of all of the votes entitled to be cast on the matter at our Annual Meeting in person or by Proxy. For purposes of the vote on this proposed charter amendment, abstentions will have the same effect as votes against the proposal, although they will be considered present for the purpose of determining the presence of a quorum.

        OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL REGARDING APPROVAL OF AN AMENDMENT TO OUR CHARTER TO INCREASE OUR AUTHORIZED SHARES OF COMMON STOCK AND OUR TOTAL NUMBER OF AUTHORIZED SHARES OF STOCK. PROXIES RECEIVED WILL BE VOTED "FOR" THIS PROPOSAL UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THEIR INSTRUCTIONS TO THEIR PROXY.

 OTHER MATTERS

Solicitation of Proxies

        The cost of solicitation of Proxies in the form enclosed herewith will be paid by our Company. Solicitation will be made primarily by mail, but our regular employees, without additional remuneration, may solicit Proxies by telephone, e-mail, facsimile and personal interviews. In addition, Innisfree M&A Incorporated will assist in solicitation of Proxies and our Company anticipates a fee for proxy solicitation services of approximately $15,000 plus out-of-pocket costs. We will also request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send Proxy materials to and obtain Proxies from such beneficial owners. We will reimburse such holders for their reasonable expenses.

Stockholder Proposals and Director Nominees

        For a stockholder to properly present a matter at our Annual Meeting, including nominations for persons for election to our Board of Directors, our Secretary must have received written notice thereof after March 1, 2009 and on or before March 31, 2009, as specified in our bylaws, and such notice must satisfy the additional requirements set forth in our bylaws.

        A stockholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act for inclusion in our proxy statement and form of proxy for the 2010 annual meeting of stockholders must be received by our Company by December 29, 2009. Such a proposal must also comply with the requirements as to form and substance established by the SEC for such proposals. A stockholder otherwise desiring to bring a proposal before the 2010 annual meeting of stockholders (including generally any proposal relating to the nomination of a director to be elected to our Board of Directors) must comply with the then current advance notice and information requirements in our bylaws and deliver the proposal to our principal executive offices after March 10, 2010 and on or before April 9, 2010 (60 to 90 days prior to the first anniversary of this year's annual meeting) in order for such proposal to be considered timely. Any such proposal should be mailed to: The Macerich Company, 401 Wilshire Boulevard, No. 700, Santa Monica, California 90401, Attn: Secretary. Copies of our charter and bylaws may be obtained without charge by providing a written request to our Secretary at that address.

 Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange. Officers, directors and greater than 10% stockholders are required by the SEC's regulations to furnish our Company with copies of all Section 16(a) forms they file. To our knowledge, based solely on our review of the copies of such reports furnished to our Company during and with respect to the fiscal year ended December 31, 2008, all Section 16(a) filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were satisfied, except for one Form 4 that was not timely filed to report the involuntary sale of 5,406 shares by Mr. A. Coppola's brokerage firm as a result of its error.

Other Matters

        Our Board of Directors does not know of any matter other than those described in this Proxy Statement which will be presented for action at our Annual Meeting. If other matters are presented, Proxies will be voted in accordance with the discretion of the Proxy holders.

        REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOUR VOTE IS IMPORTANT TO OUR COMPANY.

Appendix I

THE MACERICH COMPANY

Director Independence Standards

(Originally Adopted March 15, 2004; Amended February 3, 2005 and February 5, 2009)

A majority of the members of the Board of Directors of The Macerich Company, ("Macerich") shall be independent of Macerich and its executive officers. For a Director to be deemed independent, the Board shall affirmatively determine that the Board member has no material relationship with Macerich (either directly or as a partner, shareholder or officer of an organization that has a relationship with Macerich) or any of its executive officers. In making this determination the Board shall apply the standards set forth below. These standards have been drafted to incorporate the independence requirements under applicable laws, rules and regulations.

I.    Exclusionary Standards

In no event will a Director be considered independent under the circumstances described under this Section I.

A.
Employment

•
A Director shall not be deemed independent if he or she:

(i)
is or has been an employee, or has an immediate family member who is or has been an executive officer, of Macerich within the preceding three years of the determination date;

(ii)
has received, or has an immediate family member who has received, during any twelve-month period within the preceding three years of the determination date, more than $120,000 in direct compensation from Macerich, other than Director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service). (For purposes of this standard, (a) compensation for prior service as an interim chairman, chief executive officer or other executive officer of Macerich, (b) dividends, interest or other investment income, (c) reimbursement of bona fide, documented business expenses, and (d) compensation received by an immediate family member for service as a non-executive officer of Macerich will not be considered. For purposes of this standard, payments made to a business that is solely owned by a Director and/or his or her immediate family members(s) should be included as direct compensation.);

(iii)
(a) is or an immediate family member is a current partner of a firm that is Macerich's internal or external auditor; (b) is a current employee of such a firm; (c) has an immediate family member who is a current employee of such a firm and who personally works on Macerich's audit; or (d) was or an immediate family member was within the preceding three years of the determination date (but is no longer) a partner or employee of such a firm and personally worked on Macerich's audit within that time; or

(iv)
is or has been employed as, or has an immediate family member who is or has been employed as, an executive officer of another company where any of Macerich's present executive officers at the same time serves or has served on that company's compensation committee within the preceding three years of the determination date.

B.
Business Relationships

A Director who is a current employee, or whose immediate family member is a current executive officer, of a company that has made payments to, or received payments from, Macerich for property or services in an amount which, in any of the preceding three fiscal years of such company exceeds the greater of $1 million or 2% of such other company's consolidated gross revenues will not be deemed independent. (For purposes of this standard, principal loaned or repaid on any outstanding indebtedness is excluded but the amount of any interest payments or other fees paid by Macerich in association with any such loans is included. In addition, contributions to tax-exempt organizations shall not be considered payments for purposes of this standard.)

II.    Categorical Standards

If a Director has any one or more of the following kinds of relationships with Macerich (either directly or as a partner, shareholder or officer of an organization that has a relationship with Macerich) or any of its executive officers, such Director shall meet Macerich's Director Independence Standards so long as each such relationship falls within the following applicable categorical standards:

  A.
  Relationship:    Employment by Macerich of the Director or family members of the Director.

    Categorical Standard:    During the preceding three years of the determination date, Macerich has neither employed the Director in any capacity nor any of his or her immediate family members as an executive officer.

  B.
  Relationship:    Direct compensation paid by Macerich to the Director or family members of the Director.

    Categorical Standard:    During the preceding three years of the determination date, neither the Director, nor any of his or her immediate family members, has received during any twelve-month period more than $120,000 in direct compensation from Macerich, other than Director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service). (For purposes of this standard, (a) compensation for prior service as an interim chairman, chief executive officer or other executive officer of Macerich, (b) dividends, interest or other investment income, (c) reimbursement of bona fide, documented business expenses, and (d) compensation received by an immediate family member for service as a non-executive officer of Macerich will not be considered. For purposes of this standard, payments made to a business that is solely owned by a Director and/or his or her immediate family members(s) should be included as direct compensation.)

  C.
  Relationship:    Affiliation or employment by the Director or family members of the Director with internal or external auditors of Macerich.

    Categorical Standard:    Neither the Director nor an immediate family member is a current partner of a firm that is Macerich's internal or external auditor. The Director is not a current employee of such a firm. The Director has no immediate family member who is a current employee of such a firm and who personally works on Macerich's audit. Neither the Director nor an immediate family member was within the preceding three years of the determination date (but is no longer) a partner or employee of such a firm and personally worked on Macerich's audit within that time.

  D.
  Relationship:    Employment of the Director or family members of the Director with another company where any member of Macerich management serves on the governing board of such other company.

    Categorical Standard:    During the preceding three years of the determination date, neither the Director nor any immediate family member of the Director has been employed as an executive officer of another company where any of Macerich's present executive officers at the same time serves or has served on such other company's compensation committee.

  E.
  Relationship:    Employment of the Director or family members of the Director with another company that does business with Macerich.

    Categorical Standard:    The Director is not a current employee, nor is any immediate family member of the Director a current executive officer, of a company that has made payments to, or received payments from, Macerich for property or services in an amount which, in any of the preceding three fiscal years of such company, exceeds the greater of $1 million or 2% of such other company's consolidated gross revenues. (For purposes of this standard, principal loaned or repaid on any outstanding indebtedness is excluded but the amount of any interest payments or other fees paid by Macerich in association with any such loans is included. In addition, contributions to tax-exempt organizations shall not be considered payments for purposes of this standard.)

  F.
  Relationship:    Affiliation of the Director or family members of the Director with a charitable organization that Macerich or an executive officer of Macerich contributes to.

    Categorical Standard:    During the preceding three fiscal years of the determination date, the Director has not been an executive officer of any charitable organization that receives from Macerich and/or an executive officer of Macerich contributions in an amount which, in any single fiscal year of such organization, exceed the greater of $250,000 or 2% of such charitable organization's consolidated gross revenues.

  G.
  Relationship:    Direct or indirect ownership of Macerich stock by the Director or family members of the Director.

    Categorical Standard:    Direct or indirect ownership of Macerich stock by a Director and/or family members of the Director does not make a Director who is otherwise independent a non-independent Director.

  H.
  Relationship:    Employment of the Director or family members of the Director by another company that loans money to Macerich.

    Categorical Standard:    The Director is not an executive officer of another company that loans money to Macerich where the total amount of Macerich's indebtedness to such other company is more than 1% of the total consolidated assets of such other company.

  I.
  Relationship:    Employment of the Director or family members of the Director with another company where any member of Macerich management or his or her family members own equity securities of such other company.

    Categorical Standard:    Neither the Director nor any immediate family member of the Director is a general or managing partner or executive officer of another company in which any Macerich executive officer owns more than 10% of the outstanding equity securities.

  J.
  Relationship:    Ownership by the Director and/or family members of the Director of equity securities of another company in which a member of Macerich management or his or her family members own equity securities or is an employee.

    Categorical Standard A:    The Director does not own more than 10% of the outstanding equity securities of a company where any Macerich executive officer or any of his immediate family members is a general or managing partner, controlling equity holder or executive officer.

    Categorical Standard B:    The Director is not a controlling equity holder of a company where any Macerich executive officer owns more than 10% of the outstanding equity securities.

  K.
  Relationship:    The Director has a familial or other similar relationship with a member of Macerich management.

    Categorical Standard:    The Director does not have any relationship with any executive officer of Macerich that consists of a family relationship.

  L.
  Relationship:    Employment of the Director or family members of the Director by another company that co-invests or forms a joint venture with Macerich.

    Categorical Standard:    The Director is not an executive officer or employee, nor is any immediate family member of the Director an executive officer, of a company that has a co-investment or is a joint venture partner with Macerich where the amount of such company's equity investment in any single fiscal year of such company exceeds (i) the greater of $1 million or 2% of such company's consolidated gross revenues or (ii) 1% of the total consolidated assets of such company.

III.    Other Transactions

Relationships not specifically covered by the above categorical standards may, in the Board's judgment, be deemed not to be material and the Director will be deemed independent, if, after taking into account all relevant facts and circumstances, the Board determines that the existence of such relationship or transaction would not impair the Director's exercise of independent judgment. The Nominating and Corporate Governance Committee will review the independence of each non-management Director and make its recommendation to the full Board for their consideration.

In making a determination regarding a Director's independence, the Board shall consider all relevant facts and circumstances, including the Director's commercial, industrial, banking, consulting, legal, accounting, charitable, and familial relationships and such other criteria as the Board may determine from time to time.

The Board shall undertake an annual review of the independence of all non-management Directors. In advance of the meeting at which this review occurs, each non-management Director shall be asked to provide the Board with full information regarding the Director's business and other relationships with Macerich and with its executive officers to enable the Board to evaluate the Director's independence. Directors also have an affirmative obligation to inform the Board of any material changes in circumstances or relationships that may impact their designation by the Board as independent.

IV.    Definitions

For purposes of these independence standards (i) "immediate family members" of a Director includes any of the Director's spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law and anyone (other than domestic employees) who shares the Director's home, (ii) "determination date" means the date the Board makes its determination about the independence of the members of the Board, and (iii) "company" means any corporation, company, group, partnership, limited liability company, or other entity. A person who ceases to be an immediate family member as a result of legal separation or divorce, or those who have died or become incapacitated, need not be considered in assessing the independence of a Director.

For purposes of the Categorical Standards, the holdings of immediate family members of the Director and the executive officer will be included in determining whether the Director and/or executive officers owns more than 10% of the outstanding equity securities of a company or is a controlling equity holder.

Appendix II

Peer REITs

Acadia Realty Trust
AMB Property Corporation
Apartment Investment and Management Company
CBL & Associates Properties, Inc.
Colonial Properties Trust
Developers Diversified Realty Corporation
Duke Realty Corporation
Equity One, Inc.
Equity Residential
Federal Realty Investment Trust
General Growth Properties, Inc.
Glimcher Realty Trust
Inland Real Estate Corporation
Kimco Realty Corporation
Liberty Property Trust
Mack-Cali Realty Corporation
National Retail Properties, Inc.
Pennsylvania Real Estate Investment Trust
Realty Income Corporation
Regency Centers Corporation
Simon Property Group, Inc.
Tanger Factory Outlet Centers, Inc.
Taubman Centers, Inc.
Vornado Realty Trust
Weingarten Realty Investors

II-1

Appendix III

TEXT OF PROPOSED AMENDMENT TO CHARTER
TO INCREASE NUMBER OF AUTHORIZED SHARES
(Amendment to Article FIFTH, subsection (a))

        If approved, Article Fifth, subsection (a) of our Company's charter, as supplemented by Articles Supplementary filed on February 10, 2009, May 20, 2002 and November 13, 1998, will be amended to read in its entirety as follows:

        FIFTH:    (a) The total number of shares of stock of all classes which the Corporation has authority to issue is 325,000,000 shares of capital stock, par value $.01 per share, amounting in aggregate par value to $3,250,000. 250,000,000 of such shares are initially classified as "Common Stock," 15,000,000 of such shares are initially classified as "Preferred Stock" and 60,000,000 of such shares are initially classified as "Excess Stock." The Board of Directors may classify and reclassify any unissued shares of capital stock by setting or changing in any one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock.

        The terms of any capital stock classified or reclassified pursuant to the powers of the Board of Directors as set forth herein shall be set forth in Articles Supplementary filed for record with the Maryland State Department of Assessments and Taxation prior to the issuance of any such capital stock (any such articles defined herein as "Articles Supplementary").

III-1

Appendix IV

THE MACERICH COMPANY
2003 EQUITY INCENTIVE PLAN

(Amended and Restated as of [                        , 2009])

IV-i

IV-ii

THE MACERICH COMPANY
2003 EQUITY INCENTIVE PLAN

(Amended and Restated as of [                        , 2009])

1.
THE PLAN

        1.1    Purpose

        The purpose of this Plan is to promote the success of the Company by providing an additional means through the grant of Awards to attract, motivate, retain and reward key employees (including employees who are officers) and directors of, and certain consultants and advisors to, the Company with awards and incentives for individual service or performance, financial performance of the Company and market performance of the Corporation's Common Stock. "Corporation" means The Macerich Company, a Maryland corporation, and its successors, and "Company" means the Corporation and its Subsidiaries, collectively. These terms and other capitalized terms are defined in Article 7.

        1.2    Administration and Authorization; Power and Procedure.

        (a)    Committee.    This Plan shall be administered by and all Awards to Eligible Persons shall be authorized by the Committee. Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or by unanimous written consent of its members. Where the Committee authorizes the issuance of shares under this Plan, the Committee shall adopt a resolution which sets the minimum consideration for the shares to be issued or a formula for its determination, fairly describes any consideration other than money and states any findings required by this Plan or the partnership agreement of The Macerich Partnership, L.P.

        (b)    Plan Awards; Interpretation; Powers of Committee.    Subject to the express provisions of this Plan, the resolutions of the Board approving this Plan, and compliance with Section 2-203 of the Maryland General Corporation Law, the Committee shall have the authority:

            (i)  to determine eligibility and, from among those persons determined to be eligible, the particular Eligible Persons who will receive an Award;

           (ii)  to grant or approve Awards, including Awards issued by its Subsidiaries, to Eligible Persons, determine the price at which securities will be offered or awarded and the amount of securities to be offered or awarded to any of such persons, and determine the other specific terms and conditions of such Awards, including any performance criteria, consistent with the express limits of this Plan, and establish the installments (if any) in which such Awards shall become exercisable or shall vest, or determine that no delayed exercisability or vesting is required, and establish the events of termination or reversion of such Awards;

          (iii)  to approve the forms of Award Agreements (which need not be identical either as to type of award or among Participants);

          (iv)  to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

           (v)  to cancel, modify, or waive the Corporation's rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Awards held by Eligible Employees, subject to any required consent under Section 6.6;

          (vi)  to accelerate or extend the exercisability or extend the term of any or all such outstanding Awards within the maximum term of such Awards under Section 1.6;

         (vii)  to determine whether, and the extent to which, adjustments are required pursuant to Section 6.2 hereof and authorize the termination, conversion, substitution or succession of Awards upon the occurrence of an event of the type described in Section 6.2; and

        (viii)  to make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

Notwithstanding the foregoing and except for an adjustment pursuant to Section 6.2(a) or a repricing approved by stockholders, in no case may the Committee (1) amend an outstanding Option or SAR to reduce the exercise price or base price of the Award, (2) cancel, exchange, or surrender an outstanding Option or SAR in exchange for cash or other Awards for the purpose of repricing the Award, or (3) cancel, exchange, or surrender an outstanding Option or SAR in exchange for an Option or SAR with an exercise or base price that is less than the exercise or base price of the original Award.

        (c)    Binding Determinations/Liability Limitation.    Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board nor any Committee, nor any member thereof or person acting at the direction thereof shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any Award made under this Plan), and all such persons shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

        (d)    Reliance on Experts.    In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. No director, officer or agent of the Company shall be liable for any such action or determination taken or made or omitted in good faith.

        (e)    Delegation.    The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company.

        1.3    Participation

        Awards may be granted by the Committee only to those persons that the Committee determines to be Eligible Persons. An Eligible Person who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee shall so determine.

        1.4    Shares Available for Awards; Share Limits.

        (a)    Shares Available.    Subject to the provisions of Section 6.2, the capital stock that may be delivered under this Plan shall be shares of the Corporation's authorized but unissued Common Stock. The shares may be delivered for any lawful consideration.

        (b)    Share Limits.(1)

(1)    The current aggregate Share Limit for this Plan is 6,000,000 shares. Stockholders are being asked to approve amendments to this Plan that would increase this aggregate Share Limit by an additional 6,800,000 shares (so that the new aggregate Share Limit for the plan would be 12,800,000 shares). In addition, stockholders are being asked to approve the following changes to the sub-limits set forth in this Section 1.4(b): (1) an increase in the Incentive Stock Option limit from 1,950,000 shares to 4,000,000 shares; (2) an increase in the annual limit on Options and SARs granted to one individual from 500,000 shares to 750,000 shares; and (3) an increase in the annual limit on all stock-related Awards granted to one individual from 750,000 shares to 1,000,000 shares. Stockholders are also being asked to approve the elimination of the sub-limit on awards granted to non-employee directors under the plan.

            (i)  The maximum number of shares of Common Stock that may be delivered pursuant to Awards granted to Eligible Persons under this Plan shall not exceed 12,800,000 shares (the "Share Limit"). Shares issued in respect of any Full-Value Award granted under this Plan after June 8, 2009 shall be counted against the foregoing Share Limit as 2.62 shares for every one share actually issued in connection with such Award. (For example, if a stock bonus of 100 shares of Common

  Stock is granted under this Plan after June 8, 2009, 262 shares shall be charged against the Share Limit in connection with that Award.)

           (ii)  The maximum number of shares of Common Stock that may be delivered pursuant to options qualified as Incentive Stock Options granted under this Plan is 4,000,000 shares.

          (iii)  The maximum number of shares subject to those Options and Stock Appreciation Rights that are granted during any calendar year to any individual under this Plan shall be limited to 750,000 and the maximum limit on the number of shares in the aggregate subject to all stock-related Awards that during any calendar year are granted to any individual under this Plan shall be 1,000,000.

          (iv)  Each of the foregoing numerical limits shall be subject to adjustment as contemplated by this Section 1.4 and Section 6.2.

        (c)    Calculation of Available Shares and Replenishment.    To the extent that an Award granted under this Plan is settled in cash or a form other than shares of Common Stock, the shares that would have been delivered had there been no such cash or other settlement shall not be counted against the shares available for issuance under this Plan. In the event that shares of Common Stock are delivered in respect of a Dividend Equivalent Right granted under this Plan (and for purposes of clarity, other than as a result of an adjustment pursuant to Section 6.2), the actual number of shares delivered with respect to the Award shall be counted against the share limits of this Plan. (For purposes of clarity, if 1,000 Dividend Equivalent Rights are granted and outstanding when the Corporation pays a dividend, and 50 shares are delivered in payment of those rights with respect to that dividend, 50 shares shall be counted against the share limits of this Plan). To the extent that shares of Common Stock are delivered pursuant to the exercise of an Option or Stock Appreciation Right granted under this Plan, the number of underlying shares as to which the exercise related shall be counted against the applicable share limits under Section 1.4(b), as opposed to only counting the shares actually issued. (For purposes of clarity, if a Stock Appreciation Right relates to 100,000 shares and is exercised at a time when the payment due to the Participant is 15,000 shares, 100,000 shares shall be charged against the applicable share limits under Section 1.4(b) with respect to such exercise.) Shares that are subject to or underlie Awards granted under this Plan which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan shall again be available for subsequent Awards under this Plan. Shares that are exchanged by a Participant or withheld by the Corporation as full or partial payment in connection with any Award under this Plan, as well as any shares exchanged by a Participant or withheld by the Corporation or one of its Subsidiaries to satisfy the tax withholding obligations related to any Award, shall not be available for subsequent Awards under this Plan. Refer to Section 6.12 for application of the foregoing share limits with respect to assumed awards. The foregoing adjustments to the share limits of this Plan are subject to any applicable limitations under Section 162(m) of the Code with respect to Awards intended as performance-based compensation thereunder.

        1.5    Grant of Awards.

        Subject to the express provisions of this Plan, the Committee shall determine the number of shares of Common Stock subject to each Award, the price (if any) to be paid for the shares or the Award and, in the case of Performance Share Awards, in addition to matters addressed in Section 1.2(b), the specific objectives, goals and performance criteria that further define the terms of the Performance Share Award. Each Award shall be evidenced by an Award Agreement. The Award Agreement shall set forth the material terms and conditions of the Award established by the Committee consistent with the specific provisions of this Plan.

        1.6    Award Period.

        Each Award and all executory rights or obligations under the related Award Agreement shall expire on such date (if any) as shall be determined by the Committee, but, subject to Section 4.1(c), in the case of Options and Stock Appreciation Rights, not later than ten (10) years after the Award Date.

        1.7    Limitations on Exercise and Vesting of Awards.

        (a)    Provisions for Exercise.    Unless the Committee otherwise expressly provides or as provided in or pursuant to Section 6.2, no Award shall be exercisable or shall vest until at least six months after the initial Award Date, and once exercisable an Award shall remain exercisable until the expiration or earlier termination of the Award.

        (b)    Procedure.    Any exercisable Award shall be deemed to be exercised when the Secretary or the Treasurer of the Corporation or its or their designee approves a notice of such exercise in the form required by the Company from the Participant, together with any required payment made in accordance with Section 2.2.

        (c)    Fractional Shares/Minimum Issue.    Fractional share interests shall be disregarded, but may be accumulated. The Committee, however, may determine in the case of Eligible Persons that cash, other securities, or other property will be paid or transferred in lieu of any fractional share interests. No fewer than 100 shares may be purchased on exercise of any Award at one time unless the number purchased is the total number at the time available for purchase under the Award.

        1.8    No Transferability; Limited Exception to Transfer Restrictions.

        (a)    Limit On Exercise and Transfer.    Unless otherwise expressly provided in (or pursuant to) this Section 1.8, by applicable law and by the Award Agreement, as the same may be amended, (i) Awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (ii) Awards shall be exercised only by the Participant; and (iii) amounts payable or shares issuable pursuant to any Award shall be delivered only to (or for the account of) the Participant.

        (b)    Exceptions.    The Committee may permit Awards to be exercised by and paid to certain persons or entities related to the Participant, including but not limited to members of the Participant's immediate family, or charitable institutions, trusts or other entities controlled by or whose beneficiaries or beneficial owners are the Participant and/or members of the Participant's immediate family or to such other related persons or entities as may be approved by the Committee, pursuant to such conditions and procedures, including limitations on subsequent transfers, as the Committee may establish. Consistent with Section 6.4, any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer (i) is being made for essentially donative, estate and/or tax planning purposes on a gratuitous or donative basis and without consideration (other than nominal consideration or in exchange for an interest in a qualified transferee), and (ii) will not compromise the Corporation's ability to register shares issuable under this Plan on SEC Form S-8 under the Securities Act or a Subsidiary's ability to rely on SEC Rule 701 thereunder with respect to Subsidiary interests or securities. Notwithstanding the foregoing, ISOs and Restricted Stock Awards shall be subject to any and all additional transfer restrictions under the Code.

        (c)    Further Exceptions to Limits On Transfer.    The exercise and transfer restrictions in Section 1.8(a) shall not apply to:

            (i)  transfers to the Corporation,

           (ii)  the designation of a beneficiary to receive benefits in the event of the Participant's death or, if the Participant has died, transfers to or exercise by the Participant's beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

          (iii)  subject to any applicable ISO limitations, transfers to a family member (or former family member) pursuant to a domestic relations order if approved or ratified by the Committee,

          (iv)  if the Participant has suffered a disability, permitted transfers or exercises on behalf of the Participant by his or her legal representative, or

           (v)  the authorization by the Committee of "cashless exercise" procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the express authorization of the Committee.

2.
OPTIONS.

        2.1    Grants.

        One or more Options may be granted under this Article to any Eligible Person. Each Option granted shall be designated in the applicable Award Agreement, by the Committee as either an Incentive Stock Option, subject to Section 2.3, or a Nonqualified Stock Option.

        2.2    Option Price.

        (a)    Pricing Limits.    The purchase price per share of the Common Stock covered by each Option shall be determined by the Committee at the time of the Award, provided that such price shall be no less than 100% (110% in the case of an Incentive Stock Option granted to a Participant described in Section 2.4) of the Fair Market Value of the Common Stock on the date of grant and in all cases shall not be less than the par value thereof, payable in any form of lawful consideration specified by the Committee.

        (b)    Payment Provisions.    The purchase price of any shares purchased on exercise of an Option granted under this Article shall be paid in full at the time of each purchase in one or a combination of the following methods: (i) in cash or by electronic funds transfer; (ii) by check payable to the order of the Corporation; or (iii) by the delivery of shares of Common Stock of the Corporation already owned by the Participant, provided, however, that the Committee may in its absolute discretion limit the Participant's ability to exercise an Award by delivering such shares. Shares of Common Stock used to satisfy the exercise price of an Option shall be valued at their Fair Market Value on the date of exercise. In addition to the payment methods described above and to the extent permitted by applicable law, the Committee may provide that the Option can be exercised and payment made by delivering a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Corporation the amount of sale proceeds necessary to pay the exercise price and, unless otherwise allowed by the Committee, any applicable tax withholding under Section 6.5. The Corporation shall not be obligated to deliver the shares unless and until it receives full payment of the exercise price therefor and any related withholding obligations have been satisfied.

        2.3    Limitations on Grant and Terms of Incentive Stock Options.

        (a)    $100,000 Limit.    To the extent that the aggregate "Fair Market Value" of stock with respect to which incentive stock options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Company, such options shall be treated as Nonqualified Stock Options. For this purpose, the "Fair Market Value" of the stock subject to options shall be determined as of the date the options were awarded. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

        (b)    Other Code Limits.    Incentive Stock Options may only be granted to Eligible Employees of the Corporation or a Subsidiary that qualifies as a "subsidiary corporation" pursuant to Section 424(f) of the Code. For this purpose, a "subsidiary corporation" means any Subsidiary that is a corporation in an unbroken chain of corporations beginning with the Corporation if, at the time of the granting of the option, each of the corporations other than the last corporation in the unbroken chain of corporations owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. There shall be imposed in any Award Agreement relating to Incentive Stock Options such other terms and conditions as from time to time are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

        2.4    Limits on 10% Holders.

        No Incentive Stock Option may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

        2.5    Effects of Termination of Employment or Service.

        (a)    Options.    Unless otherwise provided in, or by authorized amendment to, the Award Agreement or provided in another applicable agreement with the Participant:

          (i)    Options—Resignation or Dismissal.    If the Participant's employment by (or other service specified in the Award Agreement to) the Company terminates for any reason (the date of such termination being referred to as the "Severance Date") (other than Total Disability or death, Retirement, or for Cause (as determined in the discretion of the Committee)), the Participant shall have three months after the Severance Date to exercise any Option to the extent it shall have become exercisable on the Severance Date. In the case of a termination for Cause, the Option shall terminate on the Severance Date. In other cases, the Option, to the extent not exercisable on the Severance Date, shall terminate on that date.

          (ii)    Options—Death or Disability.    If the Participant's employment by (or specified service to) the Company terminates as a result of Total Disability or death, the Participant, Participant's Personal Representative or his or her Beneficiary, as the case may be, shall have until 12 months after the Severance Date to exercise any Option to the extent it shall have become exercisable by the Severance Date. The Option, to the extent not exercisable on the Severance Date, shall terminate on that date.

          (iii)    Options—Retirement.    If the Participant's employment by (or specified service to) the Company terminates as a result of Retirement, the Participant, Participant's Personal Representative or his or her Beneficiary, as the case may be, shall have until 12 months after the Severance Date to exercise any Nonqualified Stock Option (three months after the Severance Date in the case of an Incentive Stock Option) to the extent it shall have become exercisable by the Severance Date. The Option, to the extent not exercisable on the Severance Date, shall terminate on that date.

        (b)    Certain SARs.    Any SAR granted concurrently or in tandem with an Option shall have the same post-termination provisions and exercisability periods as the Option to which it relates, unless the Committee otherwise provides.

        (c)    Committee Discretion.    Notwithstanding and without limiting the foregoing provisions of this Section 2.5, in the event of, or in anticipation of, a termination of employment or service with the Company for any reason the Committee may, in its discretion, increase the portion of the Participant's

Award available to the Participant, or Participant's Beneficiary or Personal Representative, as the case may be, or, subject to the provisions of Section 1.6, extend the exercisability period, upon such terms as the Committee shall determine and expressly set forth in or by amendment to the Award Agreement.

        (e)    Limitations on Incentive Stock Options.    Notwithstanding the foregoing, to the extent that the post-termination exercise period of an Incentive Stock Option exceeds the limitations under Section 422 the Code, such Option will cease to be treated as Incentive Sock Option and shall be treated as a Nonqualified Stock Option at such time that the applicable time limit is exceeded.

        2.6    Limitation on Exercise of Option Award.    No Participant may receive Common Stock upon exercise of an Option to the extent that it will cause such person to Beneficially or Constructively Own Equity Shares in excess of the Ownership Limit. If a Participant exercises any portion of an Option (by tendering the exercise price to the Corporation) which upon delivery of the Common Stock would cause the holder of the Option to Beneficially or Constructively Own Equity Shares in excess of the Ownership Limit, the Corporation shall have the right to deliver to the Participant, in lieu of Common Stock, a check or cash in the amount equal to the Fair Market Value of the Common Stock otherwise deliverable on the date of exercise (minus any amounts withheld pursuant to Section 6.5).

3.
STOCK APPRECIATION RIGHTS (INCLUDING LIMITED STOCK APPRECIATION RIGHTS).

        3.1    Grants.

        In its discretion, the Committee may grant to any Eligible Person Stock Appreciation Rights either concurrently with the grant of another Award or in respect of an outstanding Award, in whole or in part, or independently of any other Award. Any Stock Appreciation Right granted in connection with an Incentive Stock Option shall contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder, unless the holder otherwise agrees.

        3.2    Exercise of Stock Appreciation Rights.

        (a)    Tandem SARs.    Unless the Award Agreement or the Committee otherwise provides, a Stock Appreciation Right related to an Option shall be exercisable at such time or times, and to the extent, that the related Option shall be exercisable. The base price of any SAR related to an Option may be less than the Fair Market Value of the Common Stock on the grant date, provided that such price shall be no less than the exercise price of the related Option. To the extent that a Stock Appreciation Right is exercised, the number of shares subject to the Stock Appreciation Right and the related Option of the Participant shall, however, be reduced by the referenced number of underlying shares as to which the exercise related.

        (b)    Stand-Alone SARs.    Subject to Sections 1.6 and 1.7, a Stock Appreciation Right granted independently of any other Award shall be exercisable pursuant to the terms of the Award Agreement. The base price of each stand-alone SAR shall be determined by the Committee at the time of the Award, provided that such price shall be no less than 100% of the Fair Market Value of the Common Stock on the date of grant.

        3.3    Payment.

        (a)    Amount.    Unless the Committee otherwise provides, upon exercise of a Stock Appreciation Right and the attendant surrender of an exercisable portion of any related Award, the Participant shall be entitled to receive payment of an amount determined by multiplying:

            (i)  the difference obtained by subtracting the exercise price per share of Common Stock under the related Award (if applicable) or the initial share value specified in the Award from the

  Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right, by

           (ii)  the number of shares with respect to which the Stock Appreciation Right shall have been exercised.

        (b)    Form of Payment.    The Committee, in its sole discretion, shall determine the form in which payment shall be made of the amount determined under paragraph (a) above, either solely in cash, solely in shares of Common Stock (valued at Fair Market Value on the date of exercise of the Stock Appreciation Right), or partly in such shares and partly in cash, provided that the Committee shall have determined that such exercise and payment are consistent with applicable law. If the Committee permits the Participant to elect to receive cash or shares (or a combination thereof) on such exercise, any such election shall be subject to such conditions as the Committee may impose. Notwithstanding anything contained herein to the contrary, no Participant may receive Common Stock upon the exercise of a Stock Appreciation Right to the extent it will cause such person to Beneficially or Constructively Own Equity Shares in excess of the Ownership Limit. In the event that a Participant exercises any portion of a Stock Appreciation Right which upon delivery of Common Stock would cause such Participant to Beneficially or Constructively Own Equity Shares in excess of the Ownership Limit, the Corporation shall have the right, notwithstanding any election granted to the Participant by the Committee, to deliver a check or cash to the Participant.

        3.4    Limited Stock Appreciation Rights.

        The Committee may grant to any Eligible Person Stock Appreciation Rights exercisable only upon or in respect of a change in control or any other specified event ("Limited SARs") and such Limited SARs may relate to or operate in tandem or combination with or substitution for Options, other SARs or other Awards (or any combination thereof), and may be payable in cash or shares based on the spread between the base price of the SAR and a price based upon the Fair Market Value of the Shares during a specified period or at a specified time within a specified period before, after or including the date of such event.

4.
RESTRICTED STOCK AND STOCK UNIT AWARDS.

        Subject to any applicable limitations under applicable law, resolutions of the Board, other generally applicable terms and conditions of this Plan, and such rules and procedures as the Committee may establish from time to time:

        4.1    Grants.

        (a)    Restricted Stock.    The Committee may, in its discretion, grant one or more Restricted Stock Awards to any Eligible Person. Each Restricted Stock Award Agreement shall specify the number of shares of Common Stock to be issued to the Participant, the date of such issuance, the consideration for such shares (but not less than the minimum lawful consideration under applicable law) by the Participant, the extent (if any) to which and the time (if ever) at which the Participant shall be entitled to dividends, voting and other rights in respect of the shares prior to vesting, and the restrictions (which may be based on performance criteria, passage of time or other factors or any combination thereof) imposed on such shares and the conditions of release or lapse of such restrictions. Such restrictions shall not lapse earlier than six months after the Award Date, except to the extent the Committee may otherwise provide, such as in the case of Awards principally for services already rendered, or to the extent provided in an applicable agreement with the Participant. Stock certificates or book entries evidencing shares of Restricted Stock pending the lapse of the restrictions ("Restricted Shares") shall bear a legend or notation making appropriate reference to the restrictions imposed hereunder and (if in certificate form) shall be held by the Corporation or by a third party designated by the Committee until the restrictions on such shares shall have lapsed and the shares shall have vested in accordance with the provisions of the Award and Section 1.7. Upon issuance of the Restricted Stock Award, the Participant may be required to provide such further assurance and documents as the Committee may require to enforce the restrictions.

        (b)    Stock Units.    The Committee may, in its discretion, authorize and grant to any Eligible Person a Stock Unit Award or the crediting of Stock Units for services rendered or to be rendered or in lieu of other compensation, consistent with other applicable terms of this Plan, may permit an Eligible Person to irrevocably elect to defer by means of Stock Units or receive in Stock Units all or a portion of any Award hereunder, or may grant Stock Units in lieu of, in exchange for, in respect of, or in addition to any other compensation or Award under this Plan. The specific terms, conditions, and provisions relating to each Stock Unit grant or election, including the applicable vesting and payout provisions of the Stock Units and the form of payment to be made at or following the vesting thereof, shall be set forth in or pursuant to the applicable agreement or Award and any relevant Company bonus, performance or other service or deferred compensation plan, in form substantially as approved by the Committee.

        (c)    Payouts.    The Committee in the applicable Award Agreement or the relevant Company deferred compensation plan may permit the Participant to elect the form and time of payout of vested Stock Units on such conditions or subject to such procedures as the Committee may impose, and may permit or require Restricted Stock or Stock Unit offsets or other provision for payment of any applicable taxes that may be due on the crediting, vesting or payment in respect of the Stock Units in accordance with Section 6.5.

        4.2    Restrictions.

        (a)    Pre-Vesting Restraints.    Except as provided in Section 4.1 and 1.8, Restricted Shares comprising any Restricted Stock Award and rights in respect of Stock Unit Awards may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until the restrictions on Restricted Shares have lapsed and the shares issuable pursuant to the Stock Unit Award have been issued.

        (b)    Dividend and Voting Rights.    Unless otherwise provided in the applicable Award Agreement, a Participant receiving a Restricted Stock Award shall be entitled to dividend and voting rights for all shares issued even though they are not vested, provided that such rights shall terminate immediately as to any Restricted Shares that cease to be eligible for vesting. Restricted Stock Awards (to the extent not also entitled to receive dividends) and Stock Unit Awards may include Dividend Equivalent Rights to the extent authorized by the Committee, as provided in Section 5.6.

        (c)    Payments.    If the Participant shall have paid or received cash, shares or other property (including any payments in respect of dividends) in connection with the Restricted Stock Award or Stock Unit Award, the Award Agreement shall specify the extent (if any) to which such amounts shall be returned (with or without an earnings factor) as to any Restricted Shares or Stock Unit Awards which cease to be eligible for vesting.

        4.3    Return to the Corporation.

        Unless the Committee otherwise expressly provides, Restricted Shares or Stock Units that remain subject to conditions to vesting upon restrictions at the time of termination of employment or service or are subject to other conditions to vesting that have not been satisfied by the time specified in the applicable Award Agreement shall not vest and shall be returned to the Corporation or cancelled, as the case may be, unless the Committee otherwise provides in or by amendment to the applicable terms of the Award.

5.
PERFORMANCE SHARE AWARDS, OTHER STOCK AWARDS AND DIVIDEND EQUIVALENT RIGHTS.

        5.1    Grants of Performance Share Awards.

        Subject to Section 6.4, the Committee may, in its discretion, grant Performance Share Awards to Eligible Persons based upon such factors as the Committee shall deem relevant in light of the specific type and terms of the award. An Award Agreement shall specify the maximum number of shares of Common Stock (if any) subject to the Performance Share Award, the consideration (but not less than the minimum lawful consideration and subject to any limitations under applicable law, resolutions of the Board, other generally applicable terms and conditions of this Plan) to be paid for any such shares as may be issuable to the Participant, the duration of the Award and the conditions upon which delivery of any shares, cash or other property to the Participant shall be based. The amount of cash or shares or other property that may be deliverable pursuant to such Award shall be based upon the degree of attainment over a specified period of not more than 10 years (a "performance cycle") as may be established by the Committee of such measure(s) of the performance of the Company (or any part thereof) or the Participant as may be established by the Committee. The Committee may provide for full or partial credit, prior to completion of such performance cycle or the attainment of the performance achievement specified in the Award, in the event of the Participant's death, Retirement, Total Disability, a Change in Control Event or in such other circumstances as the Committee may determine.

        5.2    Special Performance-Based Awards.

        (a)    General Provisions.    Without limiting the generality of the foregoing, and in addition to qualifying awards granted under other provisions of this Plan (i.e. Options or SARs granted with an exercise price not less than Fair Market Value at the applicable date of grant for Section 162(m) purposes to Eligible Employees ("Presumptively Qualifying Awards")), the Committee may authorize and grant to any Eligible Employee, other cash or stock-related performance-based awards, including "performance-based" awards within the meaning of Section 162(m) of the Code ("Performance-Based Awards"), whether in the form of restricted stock, stock appreciation rights, performance stock, phantom stock, stock units, Dividend Equivalent Rights ("DERs"), or other rights, whether or not related to stock values or appreciation, and whether payable in cash, Common Stock or a combination thereof. If the Award (other than a Presumptively Qualifying Award) is intended as performance-based compensation under Section 162(m) of the Code, the vesting or payment thereof will depend on the performance of the Company on a consolidated, Subsidiary, segment, division, region or property basis with reference to performance goals relative to one or more of the following business criteria (the "criterion"): funds from operations, EBITDA, stock appreciation, total stockholder return, total revenue growth, net income, occupancy gains, square footage growth, and sales per square foot growth, each as defined in Exhibit A. To qualify Awards as performance-based under Section 162(m), the applicable business criteria and specific performance goal or goals ("targets") must be established and approved by the Committee during the first 90 days of the year (or before one-quarter of the performance measurement period has elapsed, if such period exceeds one year) and while the performance relating to such targets remains substantially uncertain within the meaning thereof. To the extent provided in the applicable Award Agreement, performance targets shall be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set. The applicable performance measurement period may be not less than one nor more than 10 years.

        (b)    Maximum Award.    Grants or awards under this Section 5.2 may be paid in cash or stock or any combination thereof. In no event shall grants of stock-related Awards made in any calendar year to any Eligible Employee under this Plan relate to more than 1,000,000 shares, subject to adjustment pursuant to Section 6.2. In no event shall grants made to any Eligible Employee under this Plan of

Awards payable only in cash and not related to stock provide for payment of more than (x) $3,000,000, times (y) the applicable number of years (not more than 10) to which the Awards relate in the performance periods.(2) If an Award pursuant to this Section 5.2 is payable in cash or restricted shares, the lesser of the share limit or the dollar limit of this Section 5.2(b) shall apply and, for purposes of such limits, the restricted shares shall be deemed to have a value not less than two-thirds of the Fair Market Value of the Common Stock on the applicable measurement date.

(2)    Stockholders are being asked to approve increases in the share limit referred to in this section from 750,000 shares to 1,000,000 shares and in the dollar limit from $800,000 to $3,000,000.

        (c)    Committee Certification.    Except as otherwise permitted to qualify as performance-based compensation under Section 162(m), before any Performance-Based Award under this Section 5.2 is paid, the Committee must certify that the performance standard, target(s), and the other material terms of the Performance-Based Award were in fact satisfied.

        (d)    Terms and Conditions of Awards.    The Committee will have discretion to determine the restrictions or other limitations of the individual Awards under this Section 5.2, including the authority to reduce Awards, to determine payout schedules and the extent of vesting or to pay no Awards, in its sole discretion, if the Committee preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise. The Committee may provide that in the event a Participant terminates employment or service for any one or more reason during a Plan Year, the Participant shall forfeit all rights to any Award for the Plan Year.

        (e)    Stock Payout Features.    In lieu of cash payment of an Award, the Committee may require or allow a portion of the Award to be paid in the form of stock, Restricted Shares or an Option.

        (f)    Expiration of Grant Authority.    As required pursuant to Section 162(m) of the Code and the regulations promulgated thereunder, the Committee's authority to grant new awards that are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code (other than Presumptively Qualifying Awards) shall terminate upon the first meeting of the Corporation's stockholders that occurs in the fifth year following the year in which the Corporation's stockholders first approve this Plan, subject to any subsequent extension that may be approved by stockholders..

        5.3    Grants of Stock Bonuses and Other Awards.

        Subject to Section 6.4, the Committee may grant a Stock Bonus to any Eligible Person to reward services, contributions or achievements, or in connection with the deferral of compensation, the value of which shall be determined by the Committee, in the manner and on such terms and conditions (including restrictions on such shares, if any) as determined from time to time by the Committee. The number of shares so awarded shall be determined by the Committee. The Award may be granted independently or in lieu of a cash bonus.

        5.4    Deferred Payments.

        The Committee may authorize for the benefit of any Eligible Person the deferral of any payment of cash or shares or other property that may become due or of cash otherwise payable under this Plan, and provide for accretions to benefits thereon based upon such deferment (including, but not limited to a greater nominal value in shares than in cash or an allowance for interest, dividend equivalents or appreciation rights) at the election or at the request of such Participant or as a mandatory basis as a condition of the Award, subject to the other terms of this Plan. Such deferral shall be subject to such further conditions, restrictions or requirements as the Committee may impose, subject to any then vested rights of Participants.

        5.5    Limitations on Awards.

        Notwithstanding the provisions of this Article 5, in no case may any Award of shares be granted to the extent that it will cause an Eligible Person to Beneficially or Constructively Own Equity Shares in excess of the Ownership Limit.

        5.6    Dividend Equivalent Rights.

        In its discretion, the Committee may grant to any Eligible Person DERs concurrently with the grant of any Award on such terms as set forth by the Committee in the Award Agreement; provided that DERs shall not be granted as to any shares covered by an Option or a Stock Appreciation Right. DERs shall be based on all or part of the amount of dividends declared on shares of Common Stock and shall be paid or credited as of dividend payment dates, during the period between the date of grant (or such later date as the Committee may set) and the date the Award is settled or expires (or such earlier date as the Committee may set), as determined by the Committee. DERs shall be payable in cash, shares or other property, or (to the extent permitted by law) may be subject to such conditions, not inconsistent with Section 162(m) (in the case of Options or SARs, or other Awards intended to satisfy its conditions with respect to deductibility), as may be determined by the Committee.

        5.7    Operating Partnership Units or other Convertible Units.    The Committee may authorize for the benefit of any Eligible Person the issuance of Common Stock or the payment of cash in connection with, or upon exercise, conversion or exchange of, phantom units or other interests in Subsidiaries that are issued by the Subsidiary with the Committee's approval and any required Board approval and that are convertible or exchangeable into Common Stock, units or cash.

        5.8    Alternative Payments

        The Committee may require or allow all or a portion of an Award under this Article 5 to be paid or credited in the form of shares of Common Stock, Restricted Shares, Stock Units, an Option or other Award.

6.
OTHER PROVISIONS

        6.1    Rights of Eligible Persons, Participants and Beneficiaries.

        (a)    Employment Status.    Status as an Eligible Person shall not be construed as a commitment that any Award will be made under this Plan to an Eligible Person or to Eligible Persons generally.

        (b)    No Employment/Service Agreement.    Nothing contained in this Plan (or in any other documents under this Plan or in any Award) shall confer upon any Eligible Employee or other Participant any right to continue in the employ or other service of the Company, constitute any contract or agreement of employment or other service or affect an employee's status as an employee at will, nor shall interfere in any way with the right of the Company to change a person's compensation or other benefits, or to terminate his or her employment or other service, with or without cause. Nothing in this Section, however, is intended to adversely affect any express independent right of such person under a separate employment or other agreement other than an Award Agreement.

        (c)    Plan Not Funded.    Awards payable under this Plan shall be payable in shares or from the general assets of the Company, and (except as provided in Section 1.4) no special or separate reserve, fund or deposit shall be made to assure payment of such Awards. No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

        6.2    Adjustments; Acceleration.

        (a)    Adjustments.    Upon or in contemplation of: any reclassification, recapitalization, stock split, stock dividend or reverse stock split (collectively, a "stock split"); any merger, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution in respect of the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; or a sale of all or substantially all the assets of the Corporation as an entirety; then the Committee shall:

          (1)   equitably and proportionately adjust any or all of (a) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of Awards (including the specific share limits, maximums and numbers of shares set forth elsewhere in this Plan), (b) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Awards, (c) the grant, purchase, or exercise price (which term includes the base price in the case of SARs or similar rights) of any or all outstanding Awards, (d) the securities, cash or other property deliverable upon exercise of any or all outstanding Awards, or (e) (subject to limitations under Section 6.10(c)) the performance standards appropriate to any or all outstanding Awards, or

          (2)   make provision for a cash payment or for the assumption, substitution or exchange of any or all outstanding share-based Awards or the cash, securities or property deliverable to the holder of any or all outstanding share-based Awards, based upon the distribution or consideration payable to holders of the outstanding Common Stock upon or in respect of such event.

        The Committee may adopt such valuation methodologies for outstanding Awards as it deems reasonable in the event of a cash or property settlement and, in the case of Options, SARs or similar rights, but without limitation on other methodologies, may base such settlement solely upon the excess if any of the per share amount payable upon or in respect of such event over the exercise price of the Award, unless otherwise provided in, or by authorized amendment to, the Award Agreement or provided in another applicable agreement with the Participant.

        The Committee shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and/or the terms of outstanding Awards to take into account cash dividends declared and paid other than in the ordinary course to the extent determined to be necessary by the Committee to avoid distortion in the value of the Awards. Notwithstanding anything to the contrary set forth in this Section 6.2(a), no adjustment shall be required if such action would cause an Award to fail to satisfy the conditions of any applicable exception from the requirements of Section 409A of the Code or otherwise would subject a participant to the additional tax imposed under Section 409A of the Code in respect of an outstanding Award.

        In any of such events, the Committee may take such action prior to such event to the extent that the Committee deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is or will be available to stockholders generally. In the case of any stock split, if no action is taken by the Committee, the proportionate adjustments contemplated by clause (a)(1) above shall nevertheless be made.

        It is intended that, if possible, any adjustments contemplated by the preceding provisions of this Section 6.2(a) be made in a manner that satisfies applicable U.S. legal, tax (including, without limitation and as applicable in the circumstances, Section 424 of the Code, Section 409A of the Code and Section 162(m) of the Code) and accounting (so as to not trigger any charge to earnings with respect to such adjustment) requirements.

        Without limiting the generality of Section 1.2(c), any good faith determination by the Committee as to whether an adjustment is required in the circumstances pursuant to this Section 6.2(a), and the extent and nature of any such adjustment, shall be conclusive and binding on all persons.

        (b)    Automatic Termination upon Settlement.    Without limiting the authority of the Company under Section 6.2(a) or (c), if provision has been made by the Committee for the assumption, substitution, exchange or other settlement (each of the foregoing, a "settlement") or continuation of at least the vested portion of an outstanding Award pursuant to Section 6.2(a) upon or in anticipation of either (i) a Change in Control Event approved by the Board, or (ii) a reorganization event which the Company does not survive (or does not survive as a public company in respect of its outstanding common stock) then (subject, however, to the terms of such settlement or continuation and any specific terms of the Award or another applicable written agreement to the contrary) the prior outstanding Award shall terminate upon consummation of the event to the extent so provided.

        (c)    Acceleration of Awards Upon Change in Control.    Except as otherwise expressly provided in the Award or another applicable written agreement with the Participant: unless prior to a Change in Control Event the Committee determines that, upon its occurrence, the benefits under any or all Awards shall not be subject to acceleration as provided below or determines that only certain or limited benefits under any or all Awards shall be so accelerated and the extent to which they shall be accelerated, and/or establishes a different time or circumstance in respect of such Change in Control Event for such acceleration, by the Award Agreement or otherwise, then as to the Awards (or replacement awards) held by any Participant immediately prior to the occurrence of a Qualified Termination upon or not later than 12 months following a Change in Control Event:

            (i)  each Option and Stock Appreciation Right shall become immediately vested and exercisable,

           (ii)  all shares of Restricted Stock shall immediately vest free of restrictions, and

          (iii)  each other Award shall become immediately payable to the Participant.

A "Qualified Termination" for these purposes (i) includes any termination of employment by the Company (other than for Cause or because of the Participant's death or Total Disability), subject to the actual occurrence of the Change in Control Event, (ii) may include a constructive termination by the Company (such as a termination by the Participant for specified reasons), and (iii) may be deemed (subject to actual occurrence of the Change in Control Event before expiration or other termination of the Award) to include any such termination by the Company in express contemplation of a publicly announced Change in Control Event.

        The Committee may override the provisions regarding acceleration in this Section 6.2(c) by express provision in the Award Agreement or otherwise and may accord any Eligible Person a right to refuse any acceleration, whether pursuant to the Award Agreement or otherwise, in such circumstances as the Committee may approve. Any acceleration of Awards shall comply with applicable legal requirements and, if necessary to accomplish the purposes of the acceleration or if the circumstances require, may be deemed by the Committee to occur (subject to Section 6.2(d)), immediately prior to the event.

        (d)    Limitation on Award Adjustments.    To the extent limited by Section 162(m) in the case of an Award intended as a performance-based award for purposes of Section 162(m) and necessary to assure deductibility of the compensation payable under the Award, the Committee shall have no discretion under this Plan (i) to increase the amount of compensation or the number of shares that would otherwise be due upon the attainment of the applicable performance goal or the exercise of the option or SAR or (ii) to waive the achievement of any applicable performance goal as a condition to receiving a benefit or right under an Award.

        (e)    No Extension Beyond Expiration.    Notwithstanding the foregoing, in no event shall an Award be reinstated or extended beyond its final expiration date.

        (f)    Possible Rescission of Acceleration.    If the vesting of an Award has been accelerated expressly in anticipation of an event or upon stockholder approval of an event and the Committee or the Board later determines that the event will not occur, the Committee may rescind the effect of the acceleration as to any then outstanding and unexercised or otherwise unvested Awards.

        (g)    Terminology.    As used in this Section 6.2 and without limiting the authority of the Board in other contexts, the term "Committee" includes alternatively, the Board.

        6.3    Effect of Termination of Service on Awards.

        (a)    General.    Subject to Section 2.5, the Committee shall establish the effect of a termination of employment or service on the rights and benefits under each Award under this Plan and in so doing may make distinctions based upon, inter alia, the cause of termination and type of Award. Unless otherwise provided in the Award or other provision of this Plan or another written agreement with the Participant, the Severance Date shall be the later of (1) the date of termination (for any reason whatsoever) of the Participant's employment by the Company, in the case of an Award granted to an employee; (2) the date of termination of directorship in the case of an Award granted to or held by a director (or former employee continuing in service as a director); or (3) the date of termination of services to the Company, as determined by the Committee, in the case of an Other Eligible Person. Notwithstanding the foregoing, the Committee may authorize by express provision in or amendment to an Award an extension of the date of termination of the Award if a person's status after grant changes from one eligible category to another, or in other circumstances that the Committee deems appropriate.

        (b)    Termination of Consulting or Affiliate Services.    If the Participant is not an Eligible Employee or Non-Employee Director and provides services as an Other Eligible Person, the Committee shall be the sole judge of whether the Participant continues to render services to the Company, unless a written agreement with the Participant or the Award otherwise provides. If in these circumstances the Company notifies the Participant in writing that a termination of services of the Participant for purposes of this Plan has occurred, then (unless the written agreement or Award otherwise expressly provides), the Participant's termination of services for purposes of Section 2.5, 3, 4.3 or 5 shall be the date which is 10 days after the Company's mailing of the notice or, in the case of a termination for Cause, the date of the mailing of the notice.

        (c)    Effect on Unvested Awards.    Unless otherwise provided in the applicable Award Agreement and subject to the other provisions of this Plan, a Restricted Stock Award, Stock Appreciation Right, Performance Share Award, or Stock Unit Award, to the extent such Award has not become exercisable, or vested, as the case may be, as of the applicable Severance Date, shall terminate on the Severance Date without further payment or benefit of any kind; and any Option theretofore outstanding and not exercisable shall terminate. Vested Options and any related SARs are further subject to the provisions of Section 2.5.

        (d)    Events Not Deemed Terminations of Service.    Unless Company policy or the Committee otherwise provides, the employment relationship shall not be considered terminated in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence authorized by the Company or the Committee; provided that unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than 90 days. In the case of any Eligible Employee on an approved leave of absence, continued vesting of the Award while on leave from the employ of the Company may be suspended until the employee returns to service, unless the Committee otherwise provides or applicable law otherwise requires. In no event shall an Award be exercised after the expiration of the term set forth in the Award Agreement.

        (e)    Effect of Change of Subsidiary Status.    For purposes of this Plan and any Award, if an entity ceases to be a Subsidiary an involuntary termination of employment or service shall be deemed to have occurred with respect to each Eligible Person in respect of the Subsidiary who does not continue as an

Eligible Person in respect of another entity within the Company after giving effect to the Subsidiary's change of status.

        6.4    Compliance with Laws.

        This Plan, the granting and vesting of Awards under this Plan, the offer, issuance and delivery of shares of Common Stock, and/or the payment of money under this Plan or under Awards are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law), and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Company, provide such assurances and representations to the Company as the Committee may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

        6.5    Tax Matters.

        Upon any exercise, vesting, or payment of any Award or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company shall have the right at its option to (i) require the Participant (or Personal Representative or Beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Company may be required to withhold with respect to such Award event or payment or (ii) deduct from any amount payable in cash the minimum amount of any taxes which the Company may be required to withhold with respect to such cash payment. In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Committee may in its sole discretion (subject to Section 6.4) require or grant (either at the time of the Award or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, that the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares, valued in a consistent manner at their Fair Market Value or at the sales price in accordance with authorized procedures for cashless exercises, necessary to satisfy the minimum applicable withholding obligation on exercise, vesting or payment. In no event shall the shares withheld exceed the minimum number required for tax withholding under applicable law.

        6.6    Plan and Award Amendments, Termination and Suspension.

        (a)    Board Authorization.    The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No Awards may be granted during any suspension of this Plan or after termination of this Plan, but the Committee shall retain jurisdiction as to Awards then outstanding in accordance with the terms of this Plan.

        (b)    Stockholder Approval.    To the extent then required under Section 1.2(b) of the Plan, Sections 162, 422 or 424 of the Code or any other applicable law or listing agency, or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to stockholder approval.

        (c)    Amendments to Awards.    Without limiting any other express authority of the Committee under (but subject to) the express limits of this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Awards to Participants that the Committee in the prior exercise of its discretion has imposed, without the consent of a Participant, and (subject to the requirements of Sections 1.2(b), 1.6 and 6.6(d) and subject to the resolutions of the Board approving the Plan) may make other changes to the terms and conditions of Awards, including without limitation, providing for shorter vesting periods or longer exercise periods for Awards.

        (d)    Limitations on Amendments to Plan and Awards.    No amendment, suspension or termination of this Plan or change of or affecting any outstanding Award shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the

Participant or obligations of the Company under any Award granted under this Plan prior to the effective date of such change. Changes contemplated by Section 6.2 shall not be deemed to constitute changes or amendments for purposes of this Section 6.6.

        (e)    ISO Acceleration.    The portion of any Incentive Stock Option accelerated in connection with a Change in Control Event or any other action permitted hereunder shall remain exercisable as an Incentive Stock Option only to the extent the applicable $100,000 limitation is not exceeded. To the extent exceeded, the accelerated portion of the Option shall be exercisable as a Nonqualified Stock Option under the Code.

        6.7    Privileges of Stock Ownership.

        Except as otherwise expressly authorized by the Committee or this Plan, a Participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the Participant. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

        6.8    Effective Date of the Plan.

        This Plan is effective as of April 1, 2003 the date of approval by the Board. The Plan shall be submitted for and subject to stockholder approval.

        6.9    Term of the Plan.

        No Award will be granted under this Plan after June 8, 2019(3) (the "termination date"). Unless otherwise expressly provided in this Plan or in an applicable Award Agreement, any Award granted prior to the termination date may extend beyond such date, and all authority of the Committee with respect to Awards hereunder, including the authority to amend an Award, shall continue during any suspension of this Plan and in respect of Awards outstanding on the termination date.

(3)    The current termination date for this Plan is March 31, 2013. Stockholders are being asked to approve an extension of the termination date until June 8, 2019.

        6.10    Governing Law/Construction/Severability.

        (a)    Choice of Law.    This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with the laws of the State of Maryland.

        (b)    Severability.    If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

        (c)    Plan Construction.

          (1)    Rule 16b-3.    It is the intent of the Corporation that the Awards and transactions permitted by Awards be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the Award, for exemption from matching liability under Rule 16b-3. Notwithstanding the foregoing, the Corporation shall have no liability to any Participant for Section 16 consequences of Awards or events under Awards or if a particular Award or event does not so qualify.

          (2)    Section 162(m).    It is the further intent of the Company that (to the extent the Company or Awards under this Plan may be or become subject to limitations on deductibility under Section 162(m) of the Code), Options or SARs granted with an exercise or base price not less than the Fair Market Value on the date of grant and performance-based awards under Section 5.2 of this Plan that are granted to or held by a person subject to Section 162(m) of the Code will qualify as performance-based compensation or otherwise be exempt from deductibility limitations under

  Section 162(m) of the Code, to the extent that the authorization of the Award (or the payment thereof, as the case may be) satisfies any applicable administrative requirements thereof.

        6.11    Captions.

        Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

        6.12    Stock-Based Awards in Substitution for Stock Options or Awards Granted by Other Corporation.

        Awards may be granted under this Plan in substitution for or in connection with an assumption of employee stock options, SARs, restricted stock or other stock-based awards granted by other entities to persons who are or who will become Eligible Persons in respect of the Company, in connection with a distribution, merger or other reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Company, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity. The Awards so granted need not comply with other specific terms of this Plan, provided the Awards reflect only adjustments giving effect to the assumption or substitution consistent with the conversion applicable to the Common Stock in the transaction and any change in the issuer of the security.

        Any such shares that are issued and any awards that are granted by, or become obligations of, the Company, as a result of the assumption by the Company or an affiliate of, or in substitution for, outstanding awards previously granted by an acquired company (or previously granted by a predecessor employer (or direct or indirect parent thereof) in the case of persons that become employed by the Company (or a subsidiary or affiliate) in connection with a business or asset acquisition or similar transaction) shall not be counted against the maximum number of shares and awards available for issuance under the Plan.

        6.13    Non-Exclusivity of Plan.

        Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

        6.14    No Corporate Action Restriction.

        The existence of the Plan, the Award Agreements and the Awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the stockholders of the Corporation to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the Corporation's or any Subsidiary's capital structure or its business, (b) any merger, amalgamation, consolidation or change in the ownership of the Corporation or any subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the Corporation's or any Subsidiary's capital stock or the rights thereof, (d) any dissolution or liquidation of the Corporation or any Subsidiary, (e) any sale or transfer of all or any part of the Corporation or any Subsidiary's assets or business, or (f) any other corporate act or proceeding by the Corporation or any Subsidiary. No participant, beneficiary or any other person shall have any claim under any Award or Award Agreement against any member of the Board or the Committee, or the Corporation or any employees, officers or agents of the Corporation or any Subsidiary, as a result of any such action.

        6.15    Other Company Benefit and Compensation Program.

        Payments and other benefits received by a Participant under an Award made pursuant to this Plan shall not be deemed a part of a Participant's compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Subsidiary, except where the Committee or the Board expressly otherwise provides or authorizes in writing. Awards under this Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, awards or commitments under any other plans or arrangements of the Company or the Subsidiaries.

7.
DEFINITIONS.

        7.1    Definitions.

        (a)   "Award" means (i) an award of any Option, Stock Appreciation Right, Restricted Stock, Stock Bonus, Stock Unit, Performance Share Award, Dividend Equivalent Right or deferred payment right, convertible, exchangeable or other security pursuant to Section 5.7, or other right or security that would constitute a "derivative security" under Rule 16a-1(c) of the Exchange Act, or any combination thereof, whether alternative or cumulative, or (ii) a cash award (whether or not intended to qualify as a Performance-Based Award under Section 5.2), in each case authorized by and granted under this Plan.

        (b)   "Award Agreement" means either (1) a written award agreement in a form approved by the Committee and executed by the Corporation by an officer duly authorized to act on its behalf, or (2) an electronic notice of award grant in a form consistent with the written award agreement approved by the Committee and recorded by the Corporation (or its designee) in an electronic recordkeeping system used for the purpose of tracking award grants under this Plan generally, as the Corporation may provide and, in each case and if required by the Corporation, executed or otherwise electronically accepted by the recipient of the Award in such form and manner as the Corporation may require.

        (c)   "Award Date" means the date upon which the Committee took the action granting an Award or such later date as the Committee designates as the Award Date at the time of the Award.

        (d)   "Award Period" means the period beginning on an Award Date and ending on the expiration date of such Award.

        (e)   "Beneficial Ownership" shall mean ownership of Equity Shares by a person who would be treated as an owner of such shares either directly or indirectly through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms "Beneficial Owner," "Beneficially Owns" and "Beneficially Owned" shall have correlative meanings.

        (f)    "Beneficiary" means the person, persons, trust or trusts designated by a Participant or, in the absence of a designation, entitled by will or the laws of descent and distribution, to receive the benefits specified in the Award Agreement and under this Plan in the event of a Participant's death, and shall mean the Participant's executor or administrator if no other Beneficiary is designated and able to act under the circumstances.

        (g)   "Board" means the Board of Directors of the Corporation.

        (h)   "Cause" with respect to a Participant means (unless otherwise expressly provided in the applicable Award Agreement or another applicable agreement with the Participant) a termination of service based upon a finding by the Company, acting in good faith based on its reasonable belief at the time, that the Participant:

          (1)   has failed to perform job duties in a material respect without proper cause; or

          (2)   has materially breached a fiduciary duty, or willfully and materially violated any other duty, law, rule, regulation or policy of the Company in a manner injurious to the Company; or has been convicted of a felony; or

          (3)   has materially breached any of the provisions of any agreement with the Company.

A termination for Cause shall be deemed to occur (subject to reinstatement upon a contrary final determination by the Committee) on the date on which the Company first delivers written notice to the Participant of a finding of termination for Cause.

        (i)    "Change in Control Event" means any of the following:

          (1)   The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then-outstanding shares of common stock of the Corporation (the "Outstanding Company Common Stock") or (B) the combined voting power of the then-outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that, for purposes of this definition), the following acquisitions shall not constitute a Change of Control; (i) any acquisition directly from the Corporation, (ii) any acquisition by the Corporation, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any affiliate of the Corporation or successor or (iv) any acquisition by any entity pursuant to a transaction that complies with Sections (3)(A), (3)(B) and (3)(C) below;

          (2)   Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Corporation's stockholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board (including for these purposes, the new members whose election or nomination was so approved, without counting the member and his predecessor twice) shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

          (3)   Consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Corporation or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of the Corporation, or the acquisition of assets or stock of another entity by the Corporation or any of its subsidiaries (each, a "Business Combination"), in each case unless, following such Business Combination, (A) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Corporation or all or substantially all of the Corporation's assets directly or through one or more subsidiaries ("Parent")) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any entity resulting from such Business Combination or a Parent or any employee benefit plan (or related trust) of the Corporation or such entity resulting from such Business Combination or Parent) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of the entity resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such entity, except to the extent that the ownership in excess of 20% existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors or trustees of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

          (4)   Approval by the stockholders of the Corporation of a complete liquidation or dissolution of the Corporation.

        (j)    "Code" means the Internal Revenue Code of 1986, as amended from time to time.

        (k)   "Commission" means the Securities and Exchange Commission.

        (l)    "Committee" means the Board or one or more committees appointed by the Board to administer all or certain aspects of this Plan, each committee to be comprised solely of one or more directors or such number as may be required under applicable law or the Corporation's Articles of Amendment and Restatement or By-Laws. Each member of a Committee in respect of his or her participation in any decision with respect to an Award intended to satisfy the requirements of Section 162(m) of the Code must satisfy the requirements of "outside director" status within the meaning of Section 162(m) of the Code; provided, however, that the failure to satisfy such requirement shall not affect the validity of the action of any committee otherwise duly authorized and acting in the matter.

        (1)   "Common Stock" means the Common Stock of the Corporation and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 6.2 of this Plan.

        (m)  "Company" means, collectively, the Corporation and its Subsidiaries.

        (n)   "Constructive Ownership" shall mean ownership of Equity Shares by a person who would be treated as an owner of such shares either directly or indirectly through the application of Section 318 of the Code, as modified by Section 856(d)(5) of the Code. The terms "Constructive Owner," "Constructive Owns" and "Constructively Owned" shall have correlative meanings.

        (o)   "Corporation" means The Macerich Company, a Maryland corporation, and its successors.

        (p)   "Dividend Equivalent Right" or "DER" means a right authorized under Section 5.6 of this Plan; provided, however, that Restricted Stock and other stock-based Awards shall not be deemed to be Awards coupled with Dividend Equivalent Rights insofar as shares of Common Stock or other securities underlying these Awards carry by their own terms the right to receive dividends or distributions.

        (q)   "Eligible Employee" means an officer (whether or not a director) or key employee of the Company.

        (r)   "Eligible Person" means an Eligible Employee, a Non-Employee Director or any Other Eligible Person, as designated by the Committee in its discretion.

        (s)   "Equity Shares" means shares that are either Common Stock or Preferred Stock.

        (t)    "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

        (u)   "Fair Market Value" means, unless otherwise determined or provided by the Committee in the circumstances, the closing price (in regular trading) for a share of Common Stock on the New York Stock Exchange (the "Exchange") for the date in question or, if no sales of Common Stock were reported on the Exchange on that date, the closing price (in regular trading) for a share of Common Stock on the Exchange for the next preceding day on which sales of Common Stock were reported on the Exchange. The Committee may, however, provide with respect to one or more Awards that the Fair Market Value shall equal the closing price (in regular trading) for a share of Common Stock on the Exchange on the last trading day preceding the date in question or the average of the high and low trading prices of a share of Common Stock on the Exchange for the date in question or the most recent trading day. If the Common Stock is no longer listed or is no longer actively traded on the Exchange as of the applicable date, the Fair Market Value of the Common Stock shall be the value as reasonably determined by the Committee for purposes of the Award in the circumstances. The Committee also may adopt a different methodology for determining Fair Market Value with respect to one or more Awards if a different methodology is necessary or advisable to secure any intended favorable tax, legal or other treatment for the particular Award(s) (for example, and without limitation, the Committee may provide that Fair Market Value for purposes of one or more Awards will be based on an average of closing prices (or the average of high and low daily trading prices) for a specified period preceding the relevant date).

        (v)   "Full-Value Award" means any Award under this Plan that is not an Option grant or a SAR grant.

        (w)  "Incentive Stock Option" means an Option which is intended, as evidenced by its designation, as an incentive stock option within the meaning of Section 422 of the Code, the award of which contains such provisions (including but not limited to the receipt of stockholder approval of this Plan, if the Award is made prior to such approval) and is made under such circumstances and to such persons as may be necessary to comply with that section.

        (x)   "Nonqualified Stock Option" means an Option that is designated as a Nonqualified Stock Option and shall include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an incentive stock option shall be deemed to be designated a nonqualified stock option under this Plan and not an incentive stock option under the Code.

        (y)   "Non-Employee Director" means a member of the Board of Directors of the Corporation who is not an officer or employee of the Company.

        (z)   "Option" means an option to purchase Common Stock granted under this Plan. The Committee shall designate any Option granted to an Eligible Person as a Nonqualified Stock Option or an Incentive Stock Option.

        (aa) "Other Eligible Person" means any individual consultant or advisor who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Company in a capital raising transaction or as a market maker or promoter of the Company's securities) to the Company, and who is selected to participate in this Plan by the Committee. An advisor or consultant may be selected as an Other Eligible Person only if such person's participation in this Plan would not adversely affect (1) the Corporation's eligibility to use Form S-8 to register under the Securities Act of 1933, as amended, the offering of shares issuable under this Plan by the Company or (2) the Corporation's or any Subsidiary's compliance with any other laws applicable to transactions or determinations under this Plan.

        (bb) "Ownership Limit" means 9.8% of the lesser of the number or value of the outstanding Equity Shares of the Corporation, except as otherwise permitted under the charter of the Corporation.

        (cc) "Participant" means an Eligible Person who has been granted an Award under this Plan.

        (dd) "Performance Share Award" means an Award of a right to receive shares of Common Stock under Section 5.1, or to receive shares of Common Stock or other compensation (including cash) under Section 5.2, the issuance or payment of which is contingent upon, among other conditions, the attainment of performance objectives specified by the Committee.

        (ee) "Personal Representative" means the person or persons who, upon the disability or incompetence of a Participant, shall have acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan and who shall have become the legal representative of the Participant.

        (ff)  "Plan" means this 2003 Equity Incentive Plan, as it may be amended from time to time.

        (gg) "Preferred Stock" means the Preferred Stock of the Corporation.

        (hh) "Qualified Termination" is defined in Section 6.2(c).

        (ii)   "Restricted Shares" or "Restricted Stock" means shares of Common Stock awarded to a Participant under this Plan, subject to payment of such consideration, if any, and such conditions on vesting (which may include, among others, the passage of time, specified performance objectives or other factors) and such transfer and other restrictions as are established in or pursuant to this Plan and the related Award Agreement, for so long as such shares remain unvested under the terms of the applicable Award Agreement.

        (jj)   "Retirement" means retirement with the consent of the Company, from active service as an employee or officer of the Company or, in the case of a Non-Employee Director, a retirement or resignation as a director, in each case only on or after attaining age 55 with 10 or more years of service or after attaining age 65.

        (kk) "Rule 16b-3" means Rule 16b-3 as promulgated by the Commission pursuant to the Exchange Act, as amended from time to time.

        (ll)   "Section 16 Person" means a person subject to Section 16(a) of the Exchange Act.

        (mm)  "Securities Act" means the Securities Act of 1933, as amended from time to time.

        (nn) "Severance Date" means the date of termination of employment or service as further defined in Section 6.3.

        (oo) "Stock Appreciation Right" or "SAR" means a right authorized under this Plan to receive a number of shares of Common Stock or an amount of cash, or a combination of shares and cash, the aggregate amount or value of which is determined by reference to a change in the Fair Market Value of the Common Stock.

        (pp) "Stock Bonus" means an Award of shares of Common Stock granted under this Plan for no consideration other than past services and without restriction other than such transfer or other restrictions as the Committee may deem advisable to assure compliance with law.

        (qq) "Stock Unit" means a bookkeeping entry which serves as a unit of measurement relative to a share of Common Stock for purposes of determining the payment, in Common Stock or cash, of an Award, including a deferred benefit or right under this Plan. Stock Units are not outstanding shares and do not entitle a Participant to any dividend, voting or other rights in respect of any Common Stock represented thereby or acquirable thereunder. Stock Units, may, however, by express provision in the applicable Award Agreement, entitle a Participant to dividend equivalent rights, as defined by the Committee.

        (rr)  "Subsidiary" means The Macerich Partnership, L.P., Macerich Management Company, Macerich Property Management Company, LLC, Westcor Partners, LLC, Macerich Westcor Management, LLC and Westcor Partners of Colorado, LLC, Macerich Queens Limited Partnership, Macerich Queens Expansion, LLC, Great Northern SPE, LLC, Rotterdam Square, LLC, Shoppingtown Mall, LLC, Wilton Mall, LLC and Macerich Cross County Security, LLC, or any corporation or other entity controlled (by stock ownership or otherwise), directly or indirectly by, or under common control with, the Corporation.

        (ss)  "Total Disability" means a "permanent and total disability" within the meaning of Section 22(e)(3) of the Code and such other disabilities, infirmities, afflictions or conditions as the Committee by rule may include.

EXHIBIT A

PERFORMANCE-BASED BUSINESS CRITERIA

        Funds From Operations means Funds from Operations, as defined by The National Association of Real Estate Investment Trusts at the time of the grant of an Award, for the applicable period, as reflected in the Corporation's periodic financial reports for the period, on an aggregate, diluted and/or per share basis.

        Stock Appreciation means an increase in the price or value of the Common Stock of the Corporation after the date of grant of an Award and during the applicable period.

        Total Stockholder Return means the aggregate Common Stock price appreciation and dividends paid (assuming full reinvestment of dividends) during the applicable period.

        Occupancy Gains means increases in the occupancy level (leased and occupied areas) of malls and freestanding store area (excluding Anchors) (owned at both the beginning and end of the applicable period) during the period, measured as a percentage of the gross leasable/occupiable area of such properties, as reported to the Committee for inclusion in the Corporation's reports to the SEC for the applicable period.

        EBITDA means earnings before interest, taxes, depreciation and amortization for the applicable period, as reflected in the Corporation's financial reports for the applicable period.

        Total Revenue Growth means the increase in total revenues after the date of grant of an Award and during the applicable period, as reflected in the Corporation's financial reports for the applicable period.

        Net Income means net income as reflected in the Corporation's financial reports for the applicable period, on an aggregate, diluted and/or per share basis.

        Square Footage Growth means the increase, between the beginning and end of the applicable period, in the square feet of gross leasable mall and free standing stores area (excluding Anchors), as reported to the Committee for inclusion in the Corporation's reports to the SEC for the applicable period.

        Sales Per Square Foot Growth means the increase in the average sales per square foot of leased space by retailers leasing mall and freestanding stores with 10,000 square feet or less (excluding theaters) that occupied their space during the entire year or other applicable period over the average sales per square foot of leased space by such retailers that occupied their space for the entire preceding year or other preceding applicable period, as reported to the Committee for inclusion in the Corporation's reports to the SEC for the applicable periods.

        Except as otherwise expressly provided, all financial terms are used as defined under Generally Accepted Accounting Principles (GAAP) and all determinations shall be made in accordance with GAAP, as applied by the Corporation in the preparation of its periodic reports to stockholders.

THIS PROXY CARD IS V VALID ALID ONL ONLY Y WHEN SIGNED AND DA DATED. TED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date THE MACERICH COMP COMPANY ANY M13547-P73224 For Against Abstain THE MACERICH COMPANY 401 WILSHIRE BL BLVD. VD. SUITE 700 SANT SANTA A MONICA, CA 90401 For Against Abstain 1a. Arthur M. Coppola 2. Ratification of the appointment of Deloitte & Touche LLP as our independent accountants for the year ending December 31, 2009 1. Election of the following nominees as directors (terms expire in 2010) 4. Approval of an amendment to our charter to increase our authorized shares of common stock to 250,000,000 and our total number of authorized shares of stock to 325,000,000 3. Approval of our Amended and Restated 2003 Equity Incentive Plan 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 The Board of Directors recommends you vote "FOR" the election of each nominee and "FOR" Proposals 2 through 4. Nominees: AUTHORIZE YOUR PROXY BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. AUTHORIZE YOUR PROXY BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. AUTHORIZE YOUR PROXY BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. 1b. James S. Cownie 1c. Mason G. Ross Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized person. Please indicate if you plan to attend the Annual Meeting of Stockholders For address changes and/or comments, please check this box and write them on the back where indicated. 0 0 0 Yes es No 5. Proxies will be voted at the discretion of the persons named in the Proxy, on any other matter that may properly come before the meeting or any postponement(s) or adjournment(s) thereof

Proxy Solicited on Behalf of the Board of Directors of the Company for the Annual Meeting to be held on June 8, 2009 The undersigned stockholder of The Macerich Company, a Maryland corporation (the "Company") hereby appoint(s) Thomas E. O'Hern and Richard A. Bayer, and each of them, as Proxies for the undersigned, each with full power of substitution, to attend the Annual Meeting of Stockholders of the Company to be held at The Fairmont Miramar Hotel, 101 Wilshire Blvd., Santa Monica, California on June 8, 2009 at 10:00 a.m. local time, and at any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement, each of which is incorporated herein by reference, and revokes any Proxy heretofore given with respect to such meeting or any adjournment(s) or postponement(s) thereof. The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side hereof. If this Proxy is received by mail, telephone or the Internet but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" each of the nominees for director, and "FOR" Proposals 2, 3 and 4, each as described in the Proxy Statement. The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof. THE MACERICH COMPANY Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: Our Notice, Proxy Statement and 2008 Annual Report are available at www.proxyvote.com. M13548-P73224 Address Changes/Comments: _____________________________________________________________________________ ________________________________________________________________________________________________________ (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)